CONSECO FUND GROUP
CLASS A, B, AND C SHARES
ADMINISTRATIVE OFFICE: 11815 N. PENNSYLVANIA STREET, CARMEL, INDIANA 46032 800-825-1530
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CONSECO FIXED INCOME FUND
CONSECO HIGH YIELD FUND
CONSECO ASSET ALLOCATION FUND
CONSECO EQUITY FUND
CONSECO INTERNATIONAL FUND
CONSECO 20 FUND

The Conseco Fund Group (the "Trust") is an open-end diversified management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is a "series" type of mutual fund which issues separate series of shares, each of which represents a separate portfolio of investments. This Prospectus offers shares of six series ("Funds") of the Trust, each with its own investment objective and investment policies. Each Fund offers four classes of shares. This Prospectus relates solely to Class A shares, Class B shares and Class C shares of the Funds. Class Y shares are offered to certain institutional investors and qualifying individual investors through a separate prospectus. Each class may have different expenses, which may affect performance.

     Conseco Capital Management, Inc. (the "Adviser") serves as the Trust's investment adviser. The Adviser supervises the Trust's management and investment program, performs a variety of administrative services on behalf of the Trust, and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser or the Trust. The Trust pays all other expenses incurred in its operations, including fees and expenses of Trustees who are not affiliated persons of the Adviser or the Trust.

     The Conseco International Fund invests all of its investable assets in the International Equity Portfolio (the "Portfolio" or the "International Portfolio") of AMR Investment Services Trust (the "AMR Trust"), which invests primarily in equity securities of issuers based outside the United States. The Portfolio invests in securities in accordance with an investment objective, policies and limitations substantially similar to those of the Fund. The investment experience of the Fund will correspond directly with the investment experience of the Portfolio. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by the Conseco International Fund will be the Fund's interest in the Portfolio. This "master-feeder" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Additional Information About the Master-Feeder Structure." AMR Investment Services, Inc. ("AMR") provides investment management and administrative services to the Portfolio.

     The Conseco High Yield Fund may invest all of its assets in lower-rated fixed income securities, commonly known as "junk bonds" or "high yield securities." THESE SECURITIES ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND GREATER RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE HIGHER-RATED SECURITIES; THEREFORE, INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND.


                                     * * * * *

     There is no assurance that any of the Funds will achieve its investment objective. The various Funds may be used independently or in combination. You may also purchase shares of a money market fund currently managed by Federated Management ("Federated money market fund") through a separate prospectus. That prospectus is available upon request by calling 800-986-3384.

      This Prospectus sets forth concisely the information about the Trust and the Funds that an investor should know before investing. A Statement of Additional Information ("SAI") dated May 1, 1998, containing additional information about the Trust and the Funds, has been filed with the SEC and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the SAI without charge by calling or writing the Trust at the address and telephone number above.

INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    The date of this Prospectus is May 1, 1998.

                                TABLE OF CONTENTS

    OVERVIEW OF THE CONSECO FUND GROUP FUNDS..............................3
    FEE TABLE.............................................................4
    FINANCIAL HIGHLIGHTS..................................................7
    INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS.......................9
    INVESTMENT TECHNIQUES AND OTHER INVESTMENT POLICIES..................17
    ADDITIONAL INFORMATION ABOUT THE MASTER-FEEDER STRUCTURE.............26
    MANAGEMENT...........................................................28
    PURCHASE OF SHARES...................................................33
    ALTERNATIVE PRICING ARRANGEMENTS.....................................35
    REDEMPTION OF SHARES.................................................41
    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.............................45
    PERFORMANCE INFORMATION..............................................47
    MANAGEMENT DISCUSSION AND ANALYSIS...................................51
    OTHER INFORMATION....................................................53
    APPENDIX A SECURITIES RATINGS.........................................1

OVERVIEW OF THE CONSECO FUND GROUP FUNDS

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CONSECO FUND GROUP FUND  INVESTMENT OBJECTIVE   PRINCIPAL INVESTMENTS
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CONSECO FIXED INCOME     Seeks the highest      The Fund invests   primarily  in
FUND                     level of income as is  investment grade  fixed   income
                         consistent with        securities.
                         preservation of
                         capital.
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CONSECO HIGH YIELD FUND  Seeks a high level of  The Fund invests   primarily  in
                         current income, with   lower-rated    fixed      income
                         a secondary objective  securities, commonly  known   as
                         of capital             "junk   bonds"  or "high   yield
                         appreciation.          securities."
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CONSECO ASSET            Seeks a high total     The Fund pursues an active asset
ALLOCATION FUND          investment return,     allocation     strategy  whereby
                         consistent with the    investments are allocated, based
                         preservation of        upon     thorough     investment
                         capital and prudent    research, valuation and analysis
                         investment risk.       of   market   trends   and   the
                                                anticipated    relative    total
                                                return available,  among various
                                                asset  classes,  including  debt
                                                securities,  equity  securities,
                                                and money market instruments.
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CONSECO EQUITY FUND      Seeks to provide a     The Fund  seeks to  achieve  its
                         high equity  total     objective primarily by investing
                         return consistent      in  selected  equity  securities
                         with preservation of   and  other securities having the
                         capital and a prudent  investment   characteristics  of
                         level of risk.         common stocks.
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CONSECO INTERNATIONAL    Seeks long-term        The Fund  invests   all  of  its
FUND                     capital                investable   assets    in    the
                         appreciation.          International  Equity  Portfolio
                                                (the   "Portfolio"    or     the
                                                "International   Portfolio")  of
                                                AMR  Investment  Services  Trust
                                                (the "AMR Trust"), which invests
                                                primarily  in equity  securities
                                                of  issuers  based  outside  the
                                                United States.
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CONSECO 20 FUND          Seeks capital          The Fund  is   "non-diversified"
                         appreciation.          under the 1940 Act and  normally
                                                concentrates  its investments in
                                                a core position of approximately
                                                20  common  stocks  believed  to
                                                have    above-average     growth
                                                prospects.
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FEE TABLE

     The following fee tables are provided to assist investors in understanding the various fees and expenses which may be borne directly or indirectly by an investment in Class A, Class B and Class C shares of the Funds.


SHAREHOLDER TRANSACTION EXPENSES
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                                                     CLASS A   CLASS B   CLASS C
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Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering  price)

CONSECO FIXED INCOME FUND                             5.00%     None     None
CONSECO HIGH YIELD FUND                               5.75%     None     None
CONSECO ASSET ALLOCATION FUND                         5.75%     None     None
CONSECO EQUITY FUND                                   5.75%     None     None
CONSECO INTERNATIONAL FUND                            5.75%     None     None
CONSECO 20 FUND                                       5.75%     None     None
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Maximum Sales Charge Imposed on Reinvested            None      None     None
Dividends (as a percentage of offering price)
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Maximum Contingent Deferred Sales Charge (as a        None      5%*      1%**
percentage of offering price or net asset value
at the time of sale, whichever is less)
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Redemption Fees                                       None      None     None
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      *The maximum 5% contingent deferred sales charge applies to sales of Class B shares during the first year after purchase. The charge generally declines annually, reaching zero after six years.

      **The 1% contingent deferred sales charge applies only if an investor sells Class C shares within the first year after purchase.


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

CLASS A SHARES
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FUND                        MANAGEMENT   ADMINISTRATIVE   12B-1    OTHER        TOTAL
                            FEES AFTER        FEES        FEES2    EXPENSES3   OPERATING
                             FEE RATE                                          EXPENSES4
                            REDUCTION1
                                                                   AFTER FEE WAIVERS AND
                                                                   EXPENSE REIMBURSEMENT
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Conseco Fixed Income         0.40%            0.20%      0.65%       0.00%       1.25%
Fund
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Conseco High Yield Fund      0.60%            0.20%      0.50%       0.10%       1.40%
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Conseco Asset                0.70%            0.20%      0.50%       0.10%       1.50%
Allocation Fund
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Conseco Equity Fund          0.70%            0.20%      0.50%       0.10%       1.50%
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Conseco International        0.48%            0.75%      0.50%       0.52%       2.25%
Fund
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Conseco 20 Fund              0.70%            0.20%      0.50%       0.35%       1.75%
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CLASS B AND CLASS C SHARES
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FUND                        MANAGEMENT   ADMINISTRATIVE   12B-1    OTHER        TOTAL
                            FEES AFTER        FEES        FEES2    EXPENSES3   OPERATING
                             FEE RATE                                          EXPENSES4
                            REDUCTION1
                                                                   AFTER FEE WAIVERS AND
                                                                   EXPENSE REIMBURSEMENT
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Conseco Fixed Income Fund    0.40%            0.20%      1.00%       0.00%       1.60%
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Conseco High Yield Fund      0.60%            0.20%      1.00%       0.10%       1.90%
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Conseco Asset Allocation     0.70%            0.20%      1.00%       0.10%       2.00%
Fund
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Conseco Equity Fund          0.70%            0.20%      1.00%       0.10%       2.00%
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Conseco International Fund   0.48%            0.75%      1.00%       0.52%       2.75%
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Conseco 20 Fund              0.70%            0.20%      1.00%       0.35%       2.25%
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1 The Adviser has voluntarily undertaken to reduce its advisory fee with respect to the Conseco Fixed Income Fund to 0.40% of the Fund's average daily net assets until April 30, 1999. Absent such undertaking the advisory fee would be 0.45% of the Fund's average daily net assets. The Adviser has voluntarily undertaken to reduce its advisory fee with respect to the Conseco High Yield Fund to 0.60% of the Fund's average daily net assets until April 30, 1999. Absent such undertaking the advisory fee would be 0.70% of the Fund's average daily net assets.

The Adviser has voluntarily agreed to waive all of its fees under the Conseco International Fund's Investment Advisory Agreement so long as that Fund invests all of its investable assets in the International Portfolio. Absent such undertaking the advisory fee would be 1.00% of the Fund's average daily net assets. Accordingly, Management Fees in the fee table reflect only the Conseco International Fund's pro rata portion of the Portfolio's management fees. Similarly, because of the master-feeder structure, Other Expenses in the fee table combine the Conseco International Fund's expenses and that Fund's pro rata portion of the Portfolio's expenses.

2 As a result of 12b-1 fees, a long-term shareholder in a Fund may pay more than the economic equivalent of the maximum sales charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

3 Other Expenses in the Fee Table for all classes and Funds EXCEPT Class A of the Conseco Equity Fund, Conseco Asset Allocation Fund and Conseco Fixed Income Fund are based on estimated amounts for the current fiscal year. Other Expenses exclude taxes, interest, brokerage and other transaction expenses, and any extraordinary expenses.

4 The expense information set forth above reflects voluntary commitments of the Adviser, Conseco Services, LLC (the "Administrator") and Conseco Equity Sales, Inc. (the "Distributor") to waive a portion of their fees under each Fund's Investment Advisory Agreement, Administration Agreement and Distribution and Service Plan, respectively, and/or to reimburse a portion of the Fund's expenses through April 30, 1999. The voluntary commitments provide that the Total Operating Expenses for the Funds, on an annual basis, will not exceed the amounts set forth above.

     In the absence of such waivers and reimbursements (as well as the Adviser's undertaking with respect to the Conseco Fixed Income Fund, as noted above), Other Expenses for Class A Shares of the Conseco Equity Fund, Conseco Asset Allocation Fund and Conseco Fixed Income Fund would have been 3.45%, 11.04% and

12.37%, and Total Operating Expenses would have been 4.85%, 12.44% and 13.67%, of each Fund's average daily net assets, respectively. It is estimated that Other Expenses and Total Operating Expenses with respect to the classes and Funds listed in the table below would have been as follows:

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                          ESTIMATED OTHER       ESTIMATED
                             EXPENSES        TOTAL OPERATING
                                                 EXPENSES
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          FUND              CLASS B AND    CLASS B AND CLASS C
                              CLASS C
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CONSECO FIXED INCOME           .81%               2.46%
FUND
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CONSECO ASSET                  .75%               2.65%
ALLOCATION FUND
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CONSECO EQUITY FUND            .71%               2.61%
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                          ESTIMATED OTHER       ESTIMATED
                             EXPENSES        TOTAL OPERATING
                                                 EXPENSES
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          FUND           CLASS A  CLASS B   CLASS A    CLASS B
                                  CLASS C              CLASS C
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CONSECO HIGH YIELD FUND    1.14%     1.14%      2.54%     3.04%
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CONSECO INTERNATIONAL       .99%      .99%      2.72%     3.22%
FUND
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CONSECO 20 FUND             .86%      .86%      2.26%     2.76%
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EXAMPLE

     Assuming a hypothetical investment of $1,000 and a 5% annual return, an investor in Class A, Class B and Class C shares of each of the Funds would pay transaction and operating expenses at the end of each year as follows:

CLASS A SHARES
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FUND                            1 YEAR    3 YEARS  5 YEARS   10 YEARS
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Conseco Fixed Income Fund       $62       $87      $114      $191
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Conseco High Yield Fund         $71       $99      N/A       N/A
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Conseco Asset Allocation Fund   $72       $101     $133      $223
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Conseco Equity Fund             $72       $101     $133      $223
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Conseco International Fund      $79       $123     N/A       N/A
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Conseco 20 Fund                 $74       $109     N/A       N/A
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CLASS B SHARES
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FUND                            1 YEAR    3 YEARS
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CONSECO FIXED INCOME FUND
Assuming redemption at end of   $68       $83
  period
Assuming no redemption          $16       $50
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CONSECO HIGH YIELD FUND
Assuming redemption at end of   $71       $92
  period
Assuming no redemption          $23       $69
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CONSECO ASSET ALLOCATION FUND
Assuming redemption at end of   $72       $95
  period
Assuming no redemption          $20       $62
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CONSECO EQUITY FUND
Assuming redemption at end of   $72       $95
  period
Assuming no redemption          $20       $62
---------------------------------------------------

CONSECO INTERNATIONAL FUND
Assuming redemption at end of   $79       $116
  period
Assuming no redemption          $28       $ 84
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CONSECO 20 FUND
Assuming redemption at end of   $74       $102
  period
Assuming no redemption          $23       $ 69
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CLASS C SHARES
---------------------------------------------------
FUND                            1 YEAR    3 YEARS
---------------------------------------------------
CONSECO FIXED INCOME FUND
Assuming redemption at end of   $26       $50
  period
Assuming no redemption          $16       $50
CONSECO HIGH YIELD FUND
Assuming redemption at end of   $29       $59
  period
Assuming no redemption          $19       $59
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CONSECO ASSET ALLOCATION FUND
Assuming redemption at end of   $30       $62
  period
Assuming no redemption          $20       $62
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CONSECO EQUITY FUND
Assuming redemption at end of   $30       $62
  period
Assuming no redemption          $20       $62
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CONSECO INTERNATIONAL FUND
Assuming redemption at end of   $38       $84
  period
Assuming no redemption          $28       $84
---------------------------------------------------
CONSECO 20 FUND
Assuming redemption at end of   $33       $69
  period
Assuming no redemption          $23       $69
---------------------------------------------------


     THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.


FINANCIAL HIGHLIGHTS

     The financial highlights set forth on the following pages present certain financial information and ratios as well as performance information for Class A of the Conseco Equity Fund, Conseco Asset Allocation Fund and Conseco Fixed Income Fund. This information is derived from the December 31, 1997 Conseco Fund Group Annual Report and has been audited by Coopers & Lybrand LLP, independent accountants, whose report thereon is also included in the Annual Report. The Annual Report is incorporated by reference in the Statement of Additional Information and may be obtained without charge by calling (800) 986-3384.

                                                        FOR THE YEAR ENDED
                                                         DECEMBER 31, 1997
                                                   ----------------------------
                                                               ASSET      FIXED
                                                   EQUITY   ALLOCATION   INCOME
CLASS A SHARES                                      FUND       FUND       FUND
                                                   ------   ----------   ------
Net asset value per share,
 beginning of period........................      $10.00     $10.00     $10.00
Income from investment operations (a):
  Net investment income (loss)..............        (.04)       .28        .66
  Net realized gains and change in
   unrealized appreciation on investments ..        2.33       1.43        .18
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    Total from investment operations .......        2.29       1.71        .84
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Distributions:
  Dividends from net investment income .....         --        (.27)      (.58)
  Distributions of net capital gains .......      (1.22)       (.71)      (.13)
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Total distributions.........................      (1.22)       (.98)      (.71)
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    Net asset value per share, end of period     $11.07      $10.73     $10.13
================================================================================
Total return (b) (c)........................      22.90%      17.19%      8.66%
================================================================================
Ratios/supplemental data (c):...............
  Net assets, end of period..... ........... $4,876,355  $1,075,505    $153,444
  Ratio of expenses to average net assets (b)      1.50%       1.50%       1.25%
  Ratio of net investment income (loss) to
   average net assets (b)...................       (.35%)      2.50%       5.51%

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(a) Per share amounts presented are based on an average of monthly shares outstanding during the year ended December 31, 1997.
(b) The Adviser, Administrator and Distributor have voluntarily agreed to waive their fees and/or reimburse Fund expense to the extent that the ratio of expenses to average net assets would exceed on an annual basis 1.50 percent for the Equity and Asset Allocation Funds and 1.25 percent for the Fixed Income Fund. These voluntary limits may be discontinued by the Adviser, Administrator and Distributor at any time after April 30, 1998. If the aforementioned agreements had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 4.85 percent for the Equity Fund, 12.44 percent for the Asset Allocation Fund and
    13.67 percent for the Fixed Income Fund.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.

                                                          ASSET         FIXED
                                             EQUITY     ALLOCATION     INCOME
                                              FUND         FUND         FUND
                                             ------     ----------     ------
Supplemental data for all classes:
Net assets, end of period.......          $65,210,629  $13,112,655  $22,029,226
Portfolio turnover rate.........              199.12%      506.64%      367.82%
Average commission rate paid (a)              $.0584       $.0584           --

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(a) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     Each of the Funds has a different investment objective as described below. There can be no assurance that any of the Funds will achieve its investment objective. Each Fund is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of its investment adviser to make changes in investments in anticipation of changes in economic, business, and financial conditions. The investment objectives of the Funds are not fundamental, as defined below; the investment objective of the International Portfolio is fundamental.

     The different types of securities and investment techniques common to one or more Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates. The investments and investment techniques common to one or more Funds and their risks are described in greater detail in "Description of Securities and Investment Techniques" in the SAI.

     The Funds and the International Portfolio are subject to investment restrictions that are described under "Investment Restrictions" in the SAI. Those investment restrictions that are "fundamental policies" may not be changed without a majority vote of the outstanding shares of the affected Fund or the outstanding interests of the International Portfolio. Except as otherwise noted, all investment policies and practices described in this Prospectus and in the SAI are not fundamental, meaning that the Trust's Board of Trustees ("Board") or the AMR Trust's Board of Trustees ("AMR Trust Board") may change them without shareholder approval. See "Description of Securities and Investment Techniques" and "Investment Restrictions" in the SAI for further information.

CONSECO FIXED INCOME FUND

     In seeking its investment objective of providing the highest level of income as is consistent with the preservation of capital, the Conseco Fixed Income Fund invests primarily in investment grade debt securities. A debt security will be considered "investment grade" if it is rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, is determined by the Adviser to be of comparable quality. The Adviser seeks to reduce risk, increase income, and preserve or enhance total return by actively managing the Fund in light of market conditions and trends. The Adviser seeks to enhance total return specifically through purchasing securities which the Adviser believes are undervalued and selling, when appropriate, those securities the Adviser believes are overvalued. In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security. The Conseco Fixed Income Fund may invest in debt securities issued by publicly and privately held U.S. and foreign companies, the U.S. Government and agencies and instrumentalities thereof, states and their political subdivisions, agencies, and instrumentalities ("municipal securities"), and foreign governments and their agencies and instrumentalities. The interest on the municipal securities in which the Fund invests typically is not exempt from federal income tax. The Conseco Fixed Income Fund may also invest in mortgage-related debt securities, asset-backed debt securities, and other forms of debt securities. See "Debt Securities" and "Mortgage-Backed Securities" below and in the SAI. In addition, up to 15% of the Fund's assets may be invested directly in equity securities, including preferred and common stocks, convertible debt securities and debt securities carrying warrants to purchase equity securities, and up to 10% of the Fund's assets may be invested in lower-rated fixed income securities, commonly known as "junk bonds" or "high yield securities." Lower-rated fixed income securities are securities rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), securities comparably rated by another NRSRO, or unrated securities of equivalent quality. For information about the risks associated with lower-rated fixed income securities, see "Risks Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI.

     Debt securities purchased by the Conseco Fixed Income Fund may be of any maturity. It is anticipated that the dollar weighted average life of the debt portfolio will be between seven and 15 years, but may be shorter or longer depending on market conditions. While the Conseco Fixed Income Fund intends to invest in debt securities in order to achieve its investment objective of obtaining the highest level of income as is consistent with preservation of capital, it may from time to time invest in debt securities which offer higher capital appreciation potential. Such investments would be in addition to that portion of the Fund which may be invested in common stocks and other types of equity securities.

     Fixed income securities will be affected by changes in interest rates. When interest rates decline, the market value of a fund invested at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of a fund invested at lower yields can be expected to decline. Therefore, the Conseco Fixed Income Fund may engage in portfolio trading to take advantage of market developments and yield disparities; for example, shortening the average maturity of the Fund in anticipation of a rise in interest rates so as to minimize depreciation of principal, or lengthening the average maturity of the Fund in anticipation of a decline in interest rates so as to maximize appreciation of principal. For more information, see "Portfolio Turnover" below.

     The Conseco Fixed Income Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" in the SAI for further information.

CONSECO HIGH YIELD FUND

     The  investment  objective  of the  Conseco  High  Yield Fund is to provide investors with a high level of current income, with a secondary objective of capital appreciation. In seeking to achieve the Fund's objectives, the Adviser, under normal circumstances, invests at least 65% of the Fund's total assets in high yield, high risk lower-rated fixed income securities (as defined above in the investment program of the Conseco Fixed Income Fund). The lower-rated fixed income securities in which the Fund invests include corporate debt securities and preferred stock, convertible securities, zero coupon securities, other deferred interest securities, mortgage-backed securities and asset-backed securities. The Fund may invest in securities rated as low as C by Moody's or D by S&P, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. Such obligations are highly speculative and may be in default or in danger of default as to principal and interest. For information about the risks associated with lower-rated fixed income securities, see "Risks

Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI. The Appendix to this Prospectus describes Moody's and S&P's rating categories.

     The Fund may invest in high yield municipal securities. The interest on the municipal securities in which the Fund invests typically is not exempt from federal income tax. The Fund's remaining assets may be held in cash, money market instruments, or securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government securities"), or may be invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the Fund or are acquired as part of a unit consisting of a combination of fixed income securities and equity investments. Such remaining assets may also be invested in investment grade debt securities (as defined above in the investment program of the Conseco Fixed Income Fund, and including municipal securities). Moreover, the Fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment.

     The Fund may invest in zero coupon securities and payment-in-kind securities. A zero coupon security pays no interest to its holders prior to maturity, and a payment-in-kind security pays interest in the form of additional securities. These securities will be subject to greater fluctuation in market value in response to changing interest rates than securities of comparable maturities that make periodic cash distributions of interest.

     The Fund may also invest in equity and debt securities of foreign issuers, including issuers based in emerging markets. As a non-fundamental policy, the Fund may invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Fund presently does not intend to invest more than 25% of its total assets in such securities. In addition, the Fund presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for further information.

     The Fund may invest in private placements, securities traded pursuant to Rule 144A under the Securities Act of 1933 ("1933 Act") (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid under guidelines adopted by the Board. As a matter of fundamental policy, the Fund will not (1) invest more than 5% of its total assets in any one issuer, except for U.S. Government securities or (2) invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.

     The Adviser does not rely solely on the ratings of rated securities in making investment decisions but also evaluates other economic and business factors affecting the issuer. Ratings are only the opinions of the agencies issuing them and are not absolute standards as to quality. The Adviser seeks to enhance total return specifically through purchasing securities which it believes are undervalued and selling, when appropriate, those securities it believes are overvalued. In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security.

     The Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objectives. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward foreign currency contracts ("forward contracts") and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short; and entering into swaps and other interest rate transactions. See "Description of Securities and Investment Techniques" in the SAI for further information.

CONSECO ASSET ALLOCATION FUND

     The investment objective of the Conseco Asset Allocation Fund is to seek a high total investment return consistent with the preservation of capital and prudent investment risk. The Fund seeks to achieve this objective by pursuing an active asset allocation strategy whereby investments are allocated, based upon thorough investment research, valuation and analysis of market trends and the anticipated relative total return available, among various asset classes, including fixed income securities, equity securities and money market instruments. Total investment return consists of current income, including dividends, interest, and discount accruals, and capital appreciation. Achieving this Fund's objective depends on the Adviser's ability to assess the effect of economic and market trends on different sectors of the market. In seeking to maximize total return, the Conseco Asset Allocation Fund follows an asset allocation strategy contemplating shifts (which may be frequent) among a wide range of investments and market sectors. These shifts may result in high portfolio turnover. See "Portfolio Turnover" below for further information. The Fund's investments will be designed to maximize total return during all economic and financial environments, consistent with prudent risk as determined by the Adviser.

     The Conseco Asset Allocation Fund may invest in U.S. Government securities, intermediate and long-term debt securities and equity securities of domestic and foreign issuers, including common and preferred stocks, convertible debt securities, and warrants. If the Adviser deems stock market conditions to be favorable or debt market conditions to be uncertain or unfavorable, a substantially higher percentage of the Fund's total assets may be invested in equity securities. If, however, the Adviser believes that the equity environment is uncertain or unfavorable, the Fund may decrease its investments in equity securities and increase its investments in debt securities. Furthermore, if the Adviser believes that inflationary or monetary conditions warrant a significant investment in companies involved in precious metals, the Fund may invest up to 10% of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals. Additionally, the Conseco Asset Allocation Fund may make temporary defensive investments (i.e., money market instruments) without limit if it is believed that market conditions warrant a more conservative investment strategy.

     The Conseco Asset Allocation Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; purchasing foreign securities; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" in the SAI for further information.

     The maturities of the debt securities in the Conseco Asset Allocation Fund will vary based in large part on the Adviser's expectations as to future changes in interest rates. However, the Adviser anticipates that the debt component of the Fund will generally be invested primarily in intermediate and/or long-term debt securities. The Adviser anticipates that the equity portion of the Fund will be widely diversified by both industry and number of issuers. The Adviser's stock selection methods will be based in part upon variables which it believes significantly relate to the future market performance of a stock, such as recent changes in earnings per share and their deviations from analysts' expectations, past growth trends, price movement of the stock itself, publicly recorded trading transactions by corporate insiders, and relative price-earnings ratios. The Adviser anticipates that investment opportunities will often be sought among securities of larger, established companies, although securities issued by small- and mid-cap companies may also be selected. See "Small and Medium Capitalization Companies" below for further information.

     The Conseco Asset Allocation Fund may invest in high yield, high risk lower-rated fixed income securities (as defined above in the investment program of the Conseco Fixed Income Fund) which are not believed to involve undue risk to income or principal. The Conseco Asset Allocation Fund does not intend to invest more than 25% of its total assets (measured at the time of investment) in lower-rated fixed income securities. The lowest rating categories in which the Fund will invest are CCC/Caa. Securities in those categories are considered to be of poor standing and are predominantly speculative. For information about the risks associated with lower-rated fixed income securities, see "Risks Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI. The Fund may also invest in investment grade debt securities (as defined above in the investment program of the Conseco Fixed Income Fund). The Adviser seeks to enhance total return specifically through purchasing securities which the Adviser believes are undervalued and selling, when appropriate, those securities the Adviser believes are overvalued. In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security.

     The Conseco Asset Allocation Fund may also invest in zero coupon securities and payment-in-kind securities (see the discussion with respect to the Conseco High Yield Fund, above).

     The Conseco Asset Allocation Fund may also invest in equity and debt securities of foreign issuers, including non-U.S. dollar-denominated securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. As a non-fundamental operating policy, the Conseco Asset Allocation Fund will not invest more than 50% of its total assets (measured at the time of investment) in foreign securities. See "Foreign Securities" below and "Description of Securities and Investment Techniques" in the SAI for further information.

CONSECO EQUITY FUND

     In seeking its objective of providing a high equity total return consistent with preservation of capital and a prudent level of risk, the Conseco Equity Fund attempts to achieve a total return (i.e., price appreciation plus potential dividend yield) primarily through investment in selected equities (i.e., common stocks and other securities having the investment characteristics of common stocks, such as convertible debentures and warrants). However, if market conditions indicate their desirability, the Adviser may, for defensive purposes, temporarily invest all or a part of the assets of the Conseco Equity Fund in money market instruments.

     The Adviser expects that the Fund's equity investments will be widely diversified by both industry and number of issuers. The Adviser's stock selection methods will be based in part upon the analysis of variables which it believes significantly relate to the future market performance of a stock, such as recent changes in earnings per share and their deviations from analysts' expectations, past growth trends, price movement of the stock itself, publicly recorded trading transactions by corporate insiders, and relative price-earnings ratios. The Adviser expects that investment opportunities will be sought among securities of small- and mid-cap companies. See "Small and Medium Capitalization Companies" below for further information. Securities issued by larger, established companies may also be selected.

     By investing in securities that are subject to market risk, the Conseco Equity Fund is subject to greater fluctuations in its market value and involves the assumption of a higher degree of risk as compared to a fund seeking stability of principal, such as a money market fund, or a fund investing primarily in U.S. Government securities. To maximize potential return, the Adviser may utilize a variety of investment techniques and strategies including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of American Depository Receipts ("ADRs"); purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" in the SAI for further information. The Conseco Equity Fund may also invest up to 5% of its assets in lower-rated fixed income securities. The Fund will not invest in rated fixed income securities which are rated below CCC/Caa. See "Appendix A" to this Prospectus for further discussion regarding securities ratings. For information about the risks associated with lower-rated fixed income securities, see "Risks Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI.

CONSECO INTERNATIONAL FUND

     The investment objectives of the Conseco International Fund and the International Portfolio are to realize long-term capital appreciation. The Fund has a fundamental investment policy which allows, but does not require, it to invest all of its investable assets in another investment company having substantially the same investment objective and policies. All other fundamental investment policies and the non-fundamental investment policies of the Fund and the Portfolio are substantially similar (except with respect to borrowing, as discussed in the SAI). The Fund invests only in the Portfolio. Therefore, although the following discusses the investment policies of the Portfolio, it applies equally to the Fund.

     The Portfolio invests primarily in a diversified portfolio of equity securities of issuers based outside the United States. AMR allocates the assets of the Portfolio among one or more investment advisers designated for the Portfolio. Hotchkis and Wiley, Morgan Stanley Asset Management Inc. and Templeton Investment Counsel, Inc. currently serve as investment advisers to the Portfolio. See "Management - AMR and the Investment Advisers to the International Equity Portfolio."

     Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of

80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any NRSRO or, if unrated, are deemed to be of comparable quality by the applicable investment adviser and traded publicly on a world market, or in cash or cash equivalents, including investment grade short-term obligations, or in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.

     The investment advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.

     Overseas investing carries potential risks not associated with domestic investments. These risks are often greater for investments in emerging or developing countries. See "Investment Techniques and Other Investment Policies Foreign Securities" below.

     The Portfolio will limit its investments to those in countries which have been recommended by AMR and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risks of investing in a country and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of the country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom.

     The Portfolio may trade forward contracts, which are derivatives, to hedge currency fluctuations of underlying stock or bond positions or in other circumstances permitted by the Commodity Futures Trading Commission. Forward contracts to sell foreign currency may be used when the management of the Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts are also entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to: (1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.

     The Portfolio also may trade currency futures for the same reasons as for entering into forward contracts as set forth above. Currency futures are traded on U.S. and foreign currency exchanges. The use of currency futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the currency futures contracts themselves. The Portfolio may not enter into currency futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Currency futures contracts, which are derivatives, are discussed in greater detail in the SAI.

     As a matter of fundamental policy, the Portfolio may not (1) invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than U.S. Government securities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Portfolio's total assets, or (2) invest more than 25% of its total assets in the obligations of companies primarily engaged in any one industry, provided that: (i) this limitation does not apply to U.S. Government securities; (ii) municipalities and their agencies and authorities are not deemed to be industries; and (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered separate industries). In addition, as a non-fundamental investment restriction, the Portfolio may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.

     The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction which was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

CONSECO 20 FUND

     The investment objective of the Conseco 20 Fund is to seek capital appreciation. The Fund invests primarily in common stocks of companies that the Adviser believes have above average growth prospects. The Fund is
"non-diversified" (meaning that it is not limited under the 1940 Act in the percentage of assets that it may invest in any one issuer) and normally concentrates its investments in a core position of approximately 20 common stocks. Because the Fund may invest a larger portion of its assets in the securities of a single issuer than a "diversified" fund, an investment in the Fund may be subject to greater fluctuations in value than an investment in a "diversified" fund. However, the Fund intends to comply with the standards under the Code, that limit a regulated investment company's investments in any one issuer's securities or in securities (other than U. S. Government securities) of a limited number of issuers. See "Taxes" in the SAI.

     The Fund generally will invest in companies whose earnings are believed to be in a relatively strong growth trend and, to a lesser extent, in companies in which significant further growth is not anticipated but whose stocks are thought to be undervalued by the market. In identifying companies with favorable growth prospects, the Adviser ordinarily looks to certain characteristics, such as the following:

     o    prospects for above-average sales and earnings growth
     o    high return on invested capital
     o overall financial strength, including sound financial and accounting policies and a strong balance sheet
     o    competitive advantages, including innovative products and service
     o    effective research, product development, and marketing
     o    stable, capable management

     Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks. The Fund may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. See "Small and Medium Capitalization Companies" below for further information. While the emphasis of the Fund is on common stocks, the Fund may invest its remaining assets in preferred stocks, convertible securities, and warrants, and in debt obligations when the Adviser believes that they are more attractive than stocks on a long-term basis. The debt obligations in which it invests will be primarily investment grade debt securities, U.S. Government securities, or short-term debt securities. However, the Fund may invest up to 5% of its total assets in lower-rated fixed income securities. When the Adviser determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term debt securities.

     The Fund may invest up to 25% of its total assets in equity and debt securities of foreign issuers. The Fund presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for more information.

     To maximize potential return, the Adviser may utilize a variety of investment techniques and strategies, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" in the SAI for further information.

INVESTMENT TECHNIQUES AND OTHER INVESTMENT POLICIES

     References  in this  section  to "a  Fund,"  "the  Funds"  or "the  Conseco
International Fund" include the International Portfolio, unless the context otherwise requires.

SMALL AND MEDIUM CAPITALIZATION COMPANIES

     The Conseco 20 Fund may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. The Conseco Equity Fund and Conseco Asset Allocation Fund also may invest in small- and mid-cap companies. While these companies generally have potential for rapid growth, investments in such companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies may lack the management experience, financial resources, product diversification, and competitive strengths of companies with larger market capitalizations. In addition, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, these securities may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small- and mid-cap company securities. As a result, an investment in any of these Funds may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for these Funds than in a fund that invests in larger, more established companies.

PREFERRED STOCK

     The Funds may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

DEBT SECURITIES

     The Funds (except the Conseco International Fund and the International Portfolio) may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and all of the Funds except the Conseco Equity Fund may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated.

     The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade debt securities, do not provide the high degree of security with respect to payment of principal and interest associated with higher-rated debt securities, and generally have some speculative characteristics. A debt security will be placed in this rating category when interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated BBB or Baa (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

     Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock (see "Convertible Securities" below), or may be bought as part of a unit containing common stock. A debt security may be subject to redemption at the option of the issuer at a price set in the security's governing instrument.

     In selecting corporate debt securities for the Funds (except the Conseco International Fund and the International Portfolio), the Adviser reviews and monitors the creditworthiness of each issuer and issue. The Adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

     RISKS ASSOCIATED WITH HIGH YIELD DEBT SECURITIES. The Funds (except the Conseco International Fund and the International Portfolio) may invest in high yield, high risk, lower-rated fixed income securities. Lower-rated fixed income securities are subject to all risks inherent in any investment in debt securities. As discussed below, these risks are significantly greater in the case of lower-rated fixed income securities.

     Lower-rated fixed income securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Lower-rated fixed income securities are deemed by rating agencies to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

     An economic downturn affecting the issuer may result in a weakened capacity to make principal and interest payments and an increased incidence of default. In addition, a fund that invests in lower-rated securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated fixed income securities, the success of such investments is dependent upon the credit analysis of the Adviser. Although the market for lower-rated fixed income securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. This market may be thinner and less active than the market for higher quality securities, which may limit the ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

CONVERTIBLE SECURITIES

     The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

     The  value of a  convertible  security  is a  function  of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Fund's ability to achieve its investment objective.

ZERO COUPON BONDS

     The Conseco 20, Conseco Asset Allocation and Conseco High Yield Funds may invest in zero coupon securities. Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity (or the first interest payment date) at a rate of interest reflecting the market rate at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

     The original issue discount on zero coupon bonds must be included in a Fund's income ratably as it accrues. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to a Fund and when the Fund would not otherwise choose to dispose of the assets.

PAY-IN-KIND BONDS

     The Conseco High Yield and Conseco Asset Allocation Funds may invest in pay-in-kind bonds. These bonds pay "interest" through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults.

     The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, a Fund most likely will be required to distribute income accrued with respect to these securities, even though the Fund has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

MORTGAGE-BACKED SECURITIES

     The Funds (except the Conseco International Fund and the International Portfolio) may invest in mortgage-backed securities. Mortgage-backed securities are interests in "pools" of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," below). These Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations," below), and in other types of mortgage-related securities. The Conseco 20 Fund presently does not intend to invest more than 5% of its assets in mortgage-backed securities.

     MORTGAGE PASS-THROUGH SECURITIES. These are securities representing interests in pools of mortgages in which periodic payments of both interest and principal on the securities are made by "passing through" periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae ("FNMA") or Freddie Mac ("FHLMC")). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

     GNMA CERTIFICATES. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. As a result, GNMA certificates are considered to have a low risk of default, although they are subject to the same market risk as comparable debt securities. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

     FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in pools of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

     FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

     As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MORTGAGE-BACKED BONDS. Mortgage-backed securities may be issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received, although not necessarily on a pro rata basis. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.

     STRIPPED MORTGAGE-BACKED SECURITIES. The Conseco High Yield Fund may invest in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as "IOs") or only the principal portion of the underlying mortgage pools (commonly referred to as "POs"). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Most IOs and POs are regarded as illiquid and will be included in the Fund's limit on illiquid securities.

     RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions and IOs and POs, are subject to early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

TRUST ORIGINATED PREFERRED SECURITIES

     The Conseco High Yield Fund may also invest in trust originated preferred securities, a relatively new type of security issued by financial institutions such as banks and insurance companies and other issuers. Trust originated preferred securities represent interests in a trust formed by the issuer. The trust sells preferred shares and invests the proceeds in notes issued by the same entity. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to the Fund. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     The Conseco High Yield Fund may also invest in loan participations or assignments. In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations may also be purchased by the Fund when the borrowing company is already in default.

     In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by the Fund will be illiquid and therefore subject to the Fund's limit on illiquid investments.

COLLATERALIZED BOND OBLIGATIONS

     A collateralized bond obligation ("CBO") is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into "tiers" representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (I.E. money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

FOREIGN SECURITIES

     The Funds may invest in securities of foreign issuers. These securities may be U.S. dollar denominated or non-U.S. dollar denominated. Foreign securities include securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.

     Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Fund to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that may not move in a manner parallel to U.S. markets.

     Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions on foreign investments or repatriation of capital. In addition, with respect to certain countries, there is the possibility of nationalization or expropriation of assets; confiscatory taxation; political, social or financial instability; and war or other diplomatic developments that could adversely affect investments in those countries. Since a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund generally will incur costs in connection with conversion between various currencies.

     There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs, custodial fees and management costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve longer time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     All of the foregoing risks may be intensified in emerging markets.

     Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Fund or its investors in all cases.

     ADRs are certificates issued by a U.S. bank or trust company representing an interest in securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Funds may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. European Depositary Receipts ("EDRs") are certificates issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. EDRs are designed for use in European securities markets.

RESTRICTED SECURITIES, RULE 144A SECURITIES AND ILLIQUID SECURITIES

     The Funds (except the Conseco International Fund and the International Portfolio) may invest in restricted securities, such as private placements, and in Rule 144A securities. Once acquired, restricted securities may be sold by a Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. If sold in a privately negotiated transaction, a Fund may have difficulty finding a buyer and may be required to sell at a price that is less than it had anticipated. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities are generally considered illiquid.

     Rule 144A securities, although not registered, may be resold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. The Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid.

     A Fund may not invest in any security if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued.

PRIVATE PLACEMENT OFFERINGS (CONSECO INTERNATIONAL FUND AND INTERNATIONAL PORTFOLIO)

     Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act, and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Portfolio that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolio through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity. The Portfolio will not invest more than 15% of its net assets in Section 4(2) securities and illiquid securities unless the applicable investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) securities held by the Portfolio in excess of this level are at all times liquid.

     The AMR Trust Board and the applicable investment adviser, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolio's investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing the Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, to minimize the risk, the Funds will enter into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the Board or the AMR Trust Board. No more than 15% of a Fund's assets may be subject to repurchase agreements maturing in more than seven days.

SECURITIES LENDING

     The Funds may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, U.S. Government securities, and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. The Conseco 20 Fund, the Conseco High Yield Fund, and the Conseco International Fund will not make such loans if, as a result, the aggregate amount of all outstanding securities loans would exceed 33 1/3% of the Fund's total assets. As a fundamental policy of Conseco Equity Fund, the Conseco

Asset Allocation Fund, and the Conseco Fixed Income Fund, such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans would exceed 15% of each Fund's total assets. A Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Funds seek to minimize this risk by making loans only to borrowers which are deemed by the Adviser or AMR, as appropriate, to be of good financial standing and that have been approved by the Board or the AMR Trust Board, respectively.

     AMR will receive compensation for administrative and oversight functions with respect to securities lending by the International Portfolio. The amount of such compensation will depend on the income generated by the loan of the Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolio to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by AMR.

     Subject to receipt of exemptive relief from the SEC, the Portfolio also may invest cash collateral received from securities lending transactions in shares of one or more registered investment companies managed by AMR.

BORROWING

     The Funds (except the Conseco International Fund and the International Portfolio) may borrow money to purchase securities, which is a form of leverage. This leverage may exaggerate the gains and losses on a Fund's investments and changes in the net asset value of that Fund's shares. Leverage also creates interest expenses; if those expenses exceed the return on the transactions that the borrowings facilitate, a Fund will be in a worse position than if it had not borrowed. The use of derivatives in connection with leverage may create the potential for significant losses. The Funds may pledge assets in connection with permitted borrowings. Each Fund may borrow an amount up to 33 1/3 % of its assets.

PORTFOLIO TURNOVER

     The Funds do not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives. It is anticipated that the annual turnover rate of the Conseco High Yield Fund and Conseco 20 Fund normally will not exceed 400%. In the last fiscal year, the portfolio turnover rate was 368% for the Conseco Fixed Income Fund, 507% for the Conseco Asset Allocation Fund, and 199% for the Conseco Equity Fund, and 15% for the International Portfolio. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in realized short-term capital gains or losses. See "Dividends, Other Distributions and Taxes."

ADDITIONAL INFORMATION ABOUT THE MASTER-FEEDER STRUCTURE

     The Conseco International Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in the International Portfolio of the AMR Trust, which is a separate investment company managed by AMR. The AMR Trust is registered under the 1940 Act as an open-end diversified management investment company and was organized as a New York common law trust on June 27, 1995. The predecessor of the International Portfolio commenced operations on August 7, 1991 and transferred all of its investable assets to the Portfolio on November 1, 1995. The AMR Trust currently issues eight separate series of shares. The assets of the Portfolio belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other series of the AMR Trust.

     The Board believes that the Conseco International Fund will achieve economies of scale by investing in the Portfolio, which could reduce the Fund's expenses. In addition to selling its interests to the Conseco International Fund, the Portfolio currently sells its interests to other investment companies and/or other institutional investors. All institutional investors in the Portfolio pay a proportionate share of the Portfolio's expenses and invest in the Portfolio on the same terms and conditions. However, other investment companies investing all of their assets in the Portfolio are not required to sell their shares at the same public offering price as the Conseco International Fund and are allowed to charge different sales commissions and to have different fees and expenses. Therefore, investors in the Conseco International Fund may experience different returns than investors in another investment company that invests exclusively in the Portfolio. Information regarding other investment companies that invest in the Portfolio is available by calling (800) 967-9009.

     The Conseco International Fund's investment in the Portfolio may be materially affected by the actions of large investors in the Portfolio. For example, as with all open-end investment companies, if a large investor were to redeem its interest in the Portfolio, the Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, the Portfolio's security holdings also could become less diverse, resulting in increased risk. Investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio could have effective voting control over its operation.

     The Conseco International Fund may withdraw its entire investment from the Portfolio at any time if the Board determines that it is in the best interests of the Conseco International Fund and its shareholders to do so. The Conseco International Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Conseco International Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Conseco International
Fund and could affect adversely the liquidity of the Conseco International Fund's portfolio. If the Conseco International Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the Conseco International Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Conseco International Fund's assets by the Adviser in accordance with the Fund's investment objective and policies or the investment of all of the Conseco International Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. In the event the Board determines not to have the Adviser manage the Conseco International Fund's assets, the inability of the Fund to find a suitable replacement investment could have a significant impact on shareholders of the Conseco International Fund.

     Each investor in the Portfolio, including the Conseco International Fund, will be liable for all obligations of the Portfolio, but not of any other series of the AMR Trust. The risk to an investor in the Portfolio of incurring financial loss beyond the amount of its investment on account of such liability, however, would be limited to the unlikely circumstance in which the Portfolio was unable to meet its obligations. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors. For additional information regarding liability of shareholders of the Conseco International Fund, see "General" in the SAI.

MANAGEMENT

     The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Adviser, as set forth below. The Trust's officers supervise the daily business operations of the Trust. For information about the Trust's Board of Trustees and the Trust's officers, see "Management" in the SAI. The AMR Trust Board has general supervisory responsibility over the AMR Trust's affairs.

THE ADVISER

     Conseco Capital Management, Inc., 11825 N. Pennsylvania Street, Carmel, Indiana 46032, has been retained under Investment Advisory Agreements with the Trust to provide investment advice and in general to supervise the management and investment program of the Trust and each Fund. The Adviser is a wholly-owned subsidiary of Conseco, Inc., a publicly-owned financial services company, the principal operations of which are in development, marketing, and administration of specialized annuity, life and health insurance products. The Adviser manages and serves as sub-adviser to other registered investment companies and manages all of the invested assets of its parent company, Conseco, Inc., which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to the Conseco companies and affiliates. The Adviser also manages foundations, endowments, public and corporate pension plans, and private client accounts. As of December 31, 1997, the Adviser managed in excess of $32 billion in assets.

     The Adviser generally manages the affairs of the Trust, subject to the supervision of the Board. While the Conseco International Fund operates in a "master-feeder" structure, the Adviser is responsible for selecting the investment company in which that Fund invests. If the Adviser is not satisfied with the performance of that investment company, the Adviser will recommend to the Board other investment companies in which the Conseco International Fund may invest, or recommend that the Adviser manage the Conseco International Fund itself.

     Under the Investment Advisory Agreements, the Adviser has contracted to receive an investment advisory fee equal to an annual rate of .70% of the average daily net asset value of the Conseco Equity Fund, Conseco Asset Allocation Fund, Conseco 20 Fund, and Conseco High Yield Fund, 0.45% of the average daily net asset value of the Conseco Fixed Income Fund, and 1.00% of the average daily net asset value of the Conseco International Fund. The Adviser has voluntarily undertaken to reduce its advisory fee with respect to the Conseco Fixed Income Fund and the Conseco High Yield Fund until April 30, 1999. See "Fee Table" for more information. The Adviser has voluntarily agreed to waive all of its fees under the Conseco International Fund's Investment Advisory Agreement so long as that Fund invests all of its investable assets in the International Portfolio or another investment company with substantially the same investment objective and policies as the Fund. For more information about the Portfolio's management, see "AMR and the Investment Advisers to the International Equity Portfolio" below.

     The Adviser, the Administrator and the Distributor have voluntarily agreed to waive their fees and/or reimburse expenses to the extent that the ratio of expenses to net assets on an annual basis for Class A shares of the Conseco Equity and Conseco Asset Allocation Funds exceeds 1.50%, the Conseco Fixed Income Fund exceeds 1.25%, the Conseco 20 Fund exceeds 1.75%, the Conseco High Yield Fund exceeds 1.40%, and the Conseco International Fund exceeds 2.25%; and to the extent that the ratio of expenses to net assets on an annual basis for Class B shares and Class C shares of the Conseco Equity and Conseco Asset Allocation Funds exceeds 2.00%, the Conseco Fixed Income Fund exceeds 1.60%, the Conseco High Yield Fund exceeds 1.90%, the Conseco 20 Fund exceeds 2.25% and the Conseco International Fund exceeds 2.75%. These voluntary limits may be discontinued at any time after April 30, 1999.

     The investment  professionals  primarily  responsible for the management of the Funds (except the Conseco International Fund and the International Portfolio) with the respective responsibilities and business experience for the past five years are as follows:

     CONSECO FIXED INCOME FUND: Gregory J. Hahn, CFA, Senior Vice President, Portfolio Analytics, for the Adviser. He is responsible for the portfolio analysis and management of the institutional client accounts and analytical support for taxable portfolios. In addition, he has responsibility for SEC registered investment products as well as investments in the insurance industry. Mr. Hahn joined the Adviser in 1989.

     CONSECO HIGH YIELD FUND: Michael C. Buchanan, CFA, Second Vice President of the Adviser, William F. Ficca, Vice President and Director of Research of the Adviser, and Peter C. Andersen, CFA, Second Vice President, Portfolio Analytics for the Adviser. Mr. Buchanan is responsible for the Adviser's high yield, emerging markets and distressed debt trading, as well as overseeing its investment grade bond trading and Canadian research. Previously, he worked at the Adviser in convertible securities trading and industrial fixed income research. Mr. Buchanan joined the Adviser in 1990.

     Mr. Andersen is responsible for fixed income management of institutional client accounts. Mr. Andersen joined the Adviser in 1997. Prior to joining the Adviser, he was a portfolio manager for Colonial Management Associates in Boston, where he managed over $650 million in high yield, tax-free mutual funds.

     Mr. Ficca oversees the Adviser's research efforts. In addition, he is the portfolio manager of certain other investment products managed by the Adviser. Mr. Ficca joined the Adviser in 1991. Previously, Mr. Ficca worked in investment banking and traded corporate and government bonds.

     CONSECO ASSET ALLOCATION FUND: Gregory J. Hahn, CFA, Portfolio Manager of the fixed income portion of the Fund. See Mr. Hahn's business experience above. Thomas J. Pence, Portfolio Manager of the equity portion of the Fund. See Mr. Pence's business experience below.

     CONSECO EQUITY FUND: Thomas J. Pence, CFA, Vice President for the Adviser. He is responsible for the management of the Adviser's equity portfolios and oversight of the equity investment process. Mr. Pence joined the Adviser in 1992. Previously, Mr. Pence worked for five years as a securities analyst in the field of real estate acquisition and development in which he specialized in residential development and construction finance and was responsible for overseeing a project portfolio of $750 million in real estate assets.

     CONSECO 20 FUND: Thomas J. Pence, Vice President for the Adviser,  and Erik
J. Voss, Senior Securities Analyst for the Adviser. See Mr. Pence's business experience above.

     Mr. Voss assists in research and portfolio management for all of the Adviser's equity portfolios. Mr. Voss joined the Adviser in 1996. Previously, he worked as an equity analyst for another investment adviser.

     Like other financial and business organizations, the Funds could be adversely affected if computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. The Adviser is taking steps that it believes are reasonable to address this problem in its own computer systems and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. The Adviser also attempts to evaluate the potential impact of this problem on the issuers of investment securities that the Funds purchase. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

AMR AND THE INVESTMENT ADVISERS TO THE INTERNATIONAL EQUITY PORTFOLIO

     AMR has entered into a Management Agreement with the AMR Trust that obligates AMR to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust, including the International Portfolio. AMR, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 1997, AMR had assets under management totaling approximately $18.4 billion including approximately $6.1 billion under active management and $12.3 billion as named fiduciary or fiduciary adviser. Of the total, approximately $14.2 billion of assets are related to AMR Corporation.

     AMR develops the investment program for the International Portfolio, selects and changes investment advisers (subject to approval by the AMR Trust Board), allocates assets among investment advisers, monitors their investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions. For more information about these matters, see the SAI. AMR also provides the Portfolio with office space, office equipment and personnel necessary to manage and administer its operations.

     AMR oversees the Portfolio's participation in securities lending activities and any action taken by securities lending agents in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines.

     AMR bears the expense of providing the above services and pays the fees of the Portfolio's investment advisers. As compensation for doing so, AMR receives from the Portfolio an annualized advisory fee that is calculated and accrued daily, equal to the sum of (1) 0.10% of the net assets of the Portfolio, plus
(2) all fees payable by AMR to the Portfolio's investment advisers as described below. The advisory fee is payable quarterly in arrears. AMR also receives compensation in connection with securities lending activities. If the Portfolio lends its portfolio securities and receives cash collateral from the borrower, AMR may receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the borrower will pay to the Portfolio a loan fee. AMR may receive up to 25% of the loan fees posted by borrowers. Currently, AMR receives 10% of the net annual interest income from the investment of cash collateral or 10% of the loan fees posted by borrowers.

     William F. Quinn has served as President of AMR since it was founded in 1986 and Nancy A. Eckl serves as Vice President - Trust Investments of AMR. Ms. Eckl previously served as Vice President - Finance and Compliance of AMR from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Portfolio. These responsibilities include oversight of the investment advisers to the Portfolio, regular review of each investment adviser's performance and asset allocations among them.

     The Portfolio's investment advisers are listed below. Each investment adviser has entered into a separate investment advisory agreement with AMR to provide investment advisory services to the Portfolio. AMR is permitted to enter into new or modified advisory agreements with existing or new investment advisers without approval of Conseco International Fund shareholders or International Portfolio interest holders, but subject to approval of the AMR Trust Board. The SEC issued an exemptive order which eliminates the need for shareholder/interest holder approval, subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new adviser or implementing a material change with respect to an advisory contract, the Fund send a notice to shareholders containing information about the change that would be included in a proxy statement. AMR recommends investment advisers to the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by AMR. Allocations among investment advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. AMR need not allocate assets to each investment adviser designated for the Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by AMR, the AMR Trust Board or the interest holders of the Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and AMR does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.

     The investment advisers provide the Portfolio with portfolio investment management and related recordkeeping services. Each investment adviser has discretion to purchase and sell securities for its segment of the Portfolio's assets in accordance with the Portfolio's objective, policies and restrictions and the more specific strategies provided by AMR. As compensation for its services, each investment adviser is paid a fee by AMR out of the proceeds of the management fee received by AMR from the Portfolio.

     Hotchkis and Wiley, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley is a division of the Capital Management Group of Merrill Lynch Asset Management, L.P., a wholly owned indirect subsidiary of Merrill Lynch & Co., Inc. Assets under management as of December 31, 1997 were approximately $12.3 billion, which included approximately $1.1 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. The advisory contract provides for AMR to pay Hotchkis and Wiley an annualized fee equal to .60% of the first $10 million of assets under its discretionary management, .50% of the next $140 million of assets, .30% of the next $50 million of assets, .20% of the next $800 million of assets and .15% of all excess assets.

     Morgan Stanley Asset Management Inc. ("MSAM"), 25 Cabot Square, London, United Kingdom E14 4QA, is a wholly owned subsidiary of Morgan Stanley, Dean Witter & Co. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of September 30, 1997, MSAM, together with its other asset management affiliates, had assets under management totaling approximately $142.5 billion, including approximately $112.3 billion under active management and $20.2 billion as named fiduciary or fiduciary adviser. As of December 31, 1997, MSAM had investment authority over approximately $561.9 million of assets of AMR Corporation and its subsidiaries and affiliated entities. AMR pays MSAM an annual fee equal to .80% of the first $25 million in assets under its discretionary management, .60% of the next $25 million in assets, .50% of the next $25 million in assets and .40% of all excess assets.

     Templeton Investment Counsel, Inc. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1997, Templeton had discretionary investment management authority with respect to approximately $21.7 billion of assets, including approximately $511.6 million of assets of AMR Corporation and its subsidiaries and affiliated entities. AMR pays Templeton an annualized fee equal to .50% of the first $100 million in assets under its discretionary management, .35% of the next $50 million in assets, .30% of the next $250 million in assets and .25% on assets over $400 million.

     Solely for the purpose of determining the applicable percentage rates when calculating the fees for each investment adviser other than MSAM, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective investment adviser. For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the Portfolio.

ADMINISTRATIVE FEES

     Pursuant to an administration agreement ("Administration Agreement"), the Administrator supervises the overall administration of the Funds. These administrative services include supervising the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. In addition, while the Conseco International Fund operates in a "master-feeder" structure, the Administrator will monitor the performance of the investment company in which the Conseco International Fund invests, coordinate the Conseco International Fund's relationship with that investment company and communicate with the Board and shareholders regarding the performance of that investment company and the Fund's master-feeder structure.

     For providing these services, the Administrator receives a fee from each of the Funds (except the Conseco International Fund) of .20% per annum of its average daily net assets. The Administrator receives a fee from the Conseco International Fund of .75% per annum of its average daily net assets. Pursuant to the Administration Agreement, the Administrator reserves the right to employ one or more sub-administrators to perform administrative services for the Funds. The Bank of New York performs certain administrative services for each of the Funds, and AMR and State Street Bank and Trust Company ("State Street") perform services for the Conseco International Fund, pursuant to agreements with the Administrator.

DISTRIBUTION AND SERVICE PLANS

     The Funds have adopted Distribution and Service Plans for Class A, Class B and Class C shares to compensate the Distributor for distributing the shares and servicing the accounts of shareholders of each such class. With respect to Class A shares of each Fund except the Conseco Fixed Income Fund, the Plans authorize payments to the Distributor of up to 0.50% annually of the average daily net assets attributable to Class A shares. The Plan for Class A shares of the

Conseco Fixed Income Fund authorizes payments to the Distributor of up to 0.65% annually of the average daily net assets attributable to Class A shares. The Plan for Class B and Class C shares of all the Funds authorizes payments to the Distributor of up to 1.00% annually of each Fund's average daily net assets attributable to Class B and Class C shares, respectively. The Plans further provides for periodic payments by the Distributor to brokers, dealers, and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C of a Fund for shareholder servicing may not exceed an annual rate of
 .25% of the average daily net asset value of the Fund's shares of that class owned by clients of such broker, dealer or financial intermediary.

PURCHASE OF SHARES

HOW TO BUY SHARES

     You may purchase Class A, Class B or Class C shares from any broker, dealer, or other financial intermediary that has a selling agreement with the Distributor. These firms may charge for their services in connection with your purchase order. In addition, as discussed below, an account may be opened for the purchase of shares of a Fund by mailing a completed account application and a check payable to the appropriate Fund to the Conseco Fund Group, P.O. Box 8017, Boston, Massachusetts 02266-8017. Or you may telephone (800) 986-3384 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application. When placing purchase orders, investors should specify whether the order is for Class A, Class B or Class C shares.

     Purchase orders for all Funds are accepted only on a business day as defined below. Orders for shares received by the Funds' Transfer Agent on any business day prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern Time) will receive that day's offering price. The offering price is net asset value plus, for shares of Class A, a varying sales charge depending on the amount invested. For a discussion of how the price of shares of each class is computed, see "Alternate Pricing Arrangements." Orders received by the Transfer Agent after such time but prior to the close of business on the next business day will receive the next business day's offering price. A "business day" is any day on which the NYSE is open for business. It is anticipated that the NYSE will be closed Saturdays and Sundays and on days on which the NYSE observes New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Certain brokers, dealers, and other financial intermediaries may be authorized to accept purchase orders on behalf of the Funds. A Fund will be deemed to have received a purchase order when an authorized broker, dealer, or other financial intermediary accepts the order. Orders placed through an authorized broker, dealer, or other financial intermediary will receive the offering price next calculated after the order has been accepted by such an authorized firm. In all other cases, it is the responsibility of the broker, dealer, or other financial intermediary to forward customer orders received prior to the close of the NYSE to the Transfer Agent prior to its close of business that same day (normally 4:00 p.m. Eastern Time).

     Brokers, dealers and other financial intermediaries are required to provide payment within three business days after placing an order. WHEN MAKING PAYMENT FOR CONFIRMED PURCHASES VIA FEDERAL FUNDS WIRE, SUCH FIRMS MUST REFERENCE THE CONFIRMATION NUMBER TO ENSURE TIMELY CREDIT.

     The minimum initial investment by a shareholder in Class A, Class B or Class C shares of a Fund is $250 and the minimum subsequent investment is $50. In the case of a salary reduction contribution under a retirement plan, both the minimum initial investment and subsequent investment amount is $10. A purchase of Class B shares of a Fund may not exceed $500,000; however, purchases of Class A shares exceeding $500,000 are eligible for a sales load waiver (see "Purchase of Class A Shares" below). These requirements may be changed or waived at any time at the discretion of a Fund's officers. Each Fund and the Distributor or Transfer Agent reserves the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

     The Distributor may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made by the Distributor or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     You will receive a confirmation of each new transaction in your account, which will also show you the number of Fund shares you own and the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued.

PURCHASES BY WIRE

     Purchases by wire transfer should be directed to the Transfer Agent. To receive an account number call (800) 986-3384 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time) on a business day (as defined above) on which your bank is open for business. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and the wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to: ABA # 011000028, State Street Bank, Boston, MA, Account # 9905-244-1. If you arrange for receipt by the Transfer Agent of Federal funds prior to the close of regular trading (normally 4:00 p.m. Eastern
Time) of the NYSE on a business day as defined above, you will receive that day's offering price. Your bank may charge for these services.

PURCHASES BY CHECK

     An initial investment made by check must be accompanied by an application, completed in its entirety. Additional shares of the Funds may also be purchased by sending a check payable to the applicable Fund, along with information regarding your account, including the account number, to the Transfer Agent. All checks should be drawn only on U.S. banks in U.S. funds, in order to avoid fees and delays. A charge may be imposed if any check submitted for investment does not clear. Third party checks will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.

PRE-AUTHORIZED INVESTMENT PLAN

     For your convenience, a pre-authorized investment plan may be established where your personal bank account is automatically debited and your Fund account is automatically credited with additional full and fractional shares ($50 minimum monthly investment). For further information on pre-authorized investment plans, please contact the Transfer Agent at (800) 986-3384. The minimum investment requirements may be waived by the Funds for purchases made pursuant to certain programs such as payroll deduction plans and retirement plans.

DOLLAR COST AVERAGING

     The Dollar Cost Averaging ("DCA") program enables a shareholder to transfer assets from the Federated money market fund to another investment option on a predetermined and systematic basis. The DCA program is generally suitable for shareholders making a substantial investment in the Funds and who desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an effort to reduce such risk.

     If you have at least $5,000 invested in the Federated money market fund, you may choose to have a specified dollar amount transferred from this fund to other Fund(s) on a monthly basis. The main objective of DCA is to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Funds each month, more shares are purchased in a Fund if the value per share is low and fewer shares are purchased if the value per share is high. Therefore, a lower average cost per share may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

     DCA may be elected on the application form or at a later date. The minimum amount that may be transferred each month into any Fund is $250. The maximum amount which may be transferred is equal to the amount invested in the Federated money market fund when elected, divided by 12.

     The transfer date will be the same calendar day each month. The dollar amount will be allocated to the Funds in the proportions you specify on the appropriate form, or, if none are specified, in accordance with your original investment allocation. If, on any transfer date, the amount invested is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the option will end. You may change the transfer amount once each year or cancel this option by sending the appropriate form to the Trust's Administrative Office, which must be received at least seven days before the next transfer date.

ALTERNATIVE PRICING ARRANGEMENTS

     Investors in the Funds may select Class A, Class B or Class C shares. The primary difference between the classes lies in their initial sales charge and contingent deferred sales charge structures and in their ongoing annual expenses, including 12b-1 distribution and service fees. The decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your broker, dealer or other financial intermediary. Generally, you should consider the amount you plan to invest and the length of time you plan to hold your investment, the ongoing expenses plus contingent deferred sales charges for Class B and Class C shares, the initial sales charge plus ongoing expenses for Class A shares, the possibility that a sales charge will be reduced or waived, the possibility that the return on Class A shares which is anticipated to be higher due to lower ongoing expenses - will offset the initial sales charge paid on such shares, and the automatic conversion of Class B shares to Class A shares.

PURCHASE OF CLASS A SHARES

     The offering price of Class A shares is net asset value plus a varying sales charge depending on the amount invested. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses of this class are lower than the ongoing expenses of Class B or Class C shares. The sales charge applicable to shares of Class A is determined as follows:

SALES CHARGE - ALL FUNDS EXCEPT CONSECO FIXED INCOME FUND

-------------------------------------------------------------------------------------
      ON PURCHASES OF:        AS % OF PUBLIC     AS % OF NET     DEALER REALLOWANCE
                              OFFERING PRICE   AMOUNT INVESTED    AS % OF OFFERING
                                                                           PRICE
-------------------------------------------------------------------------------------

  Less than $50,000                5.75%            6.10%              5.00%
-------------------------------------------------------------------------------------

  $50,000 to $99,999               4.50%            4.71%              3.75%
-------------------------------------------------------------------------------------

  $100,000 to $249,999             3.50%            3.63%              2.75%
-------------------------------------------------------------------------------------

  $250,000 to $499,999             2.50%            2.56%              2.00%
-------------------------------------------------------------------------------------

  $500,000 or over                 None             None               1.00%
-------------------------------------------------------------------------------------


SALES CHARGE - CONSECO FIXED INCOME FUND

-------------------------------------------------------------------------------------
      ON PURCHASES OF:        AS % OF PUBLIC     AS % OF NET     DEALER REALLOWANCE
                              OFFERING PRICE   AMOUNT INVESTED    AS % OF OFFERING
                                                                           PRICE
-------------------------------------------------------------------------------------

  Less than $50,000                5.00%            5.56%              4.50%
-------------------------------------------------------------------------------------

  $50,000 to $99,999               4.50%            4.71%              3.75%
-------------------------------------------------------------------------------------

  $100,000 to $249,999             3.50%            3.63%              2.75%
-------------------------------------------------------------------------------------

  $250,000 to $499,999             2.50%            2.56%              2.00%
-------------------------------------------------------------------------------------

  $500,000 or over                 None             None               1.00%
-------------------------------------------------------------------------------------


     The sales charge assessed upon the purchase of shares of Class A is not an expense of Class A and has no effect on the net asset value of shares of Class
A. The Distributor may allow the selling broker, dealer or financial intermediary to retain 100% of the sales charge. This may result in the selling firm being considered an underwriter under the 1933 Act.

REDUCED SALES CHARGES FOR CLASS A SHARE PURCHASE

     You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

     RIGHTS OF ACCUMULATION

     The sales charge for new purchases of Class A shares of a Fund will be determined by aggregating the net asset value of all shares of the Funds and shares of the Federated money market fund owned by the shareholder at the time of the new purchase. You must identify on the application all accounts to be linked for Rights of Accumulation.

     COMBINED PURCHASES

     You may aggregate your purchases of shares of the Funds with the purchases of the other persons listed below to achieve discounts in the applicable sales charges. The sales charge applicable to a current purchase of Class A shares of a Fund by a person listed below is determined by adding the value of Class A shares to be purchased to the aggregate value (at current net asset value) of all shares of any of the Funds in the Trust and shares of the Federated money market fund previously purchased and then owned. In addition, if you own a Great American Reserve Insurance Company variable annuity contract, the current cash value of such contract will be aggregated with your shares to determine your sales charge. The Transfer Agent must be notified by you or your broker, dealer or financial intermediary each time a qualifying purchase is made.

     Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing Class A shares for their own account(s), which may include tax qualified plans, such as an Individual Retirement Account ("IRA," including a Roth IRA or Education IRA), or by a company solely controlled (as defined in the 1940 Act) by such individuals. Reduced sales charges also apply to purchases by a trustee or other fiduciary if the investment is for a single trust, estate or fiduciary account, including pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Code. Reduced sales charges apply to combined purchases by qualified employee benefit plans of a single corporation or of corporations affiliated with each other in accordance with the 1940 Act. Purchases made for nominee or street name accounts (securities held in the name of a broker or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     LETTER OF INTENT

     You may reduce your sales charge on all investments by meeting the terms of a letter of intent, a non-binding commitment to invest a certain amount within a 13-month period. Your existing holdings in the Trust may also be combined with the investment commitment set forth in the letter of intent to further reduce your sales charge. Up to 5% of the letter amount will be held in escrow to cover additional sales charges which may be due if your total investments over the letter period are not sufficient to qualify for a sales charge reduction. See the SAI and the application for further details.

WAIVER OF CLASS A INITIAL SALES CHARGE

     No sales charge is imposed on sales of Class A shares to certain investors. However, in order for the following sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. No sales charge is imposed on the following investments:

o by current or retired officers, directors and employees (and their parents, grandparents, spouse, and minor children) of the Trust, Conseco and its affiliates and the Transfer Agent;

o by any participant in (i) a tax qualified retirement plan provided that the initial amount invested by the plan totals $500,000 or more, the plan has 50 or more employees eligible to participate at the time of purchase, or the plan certifies that it will have projected annual contributions of $200,000 or more; or (ii) by one of a group of tax qualified employee benefit plans that purchase through an omnibus account relationship with the Funds maintained by a single service provider, provided that such plans make an aggregated initial investment of $500,000 or more;

o by brokers, dealers, and other financial intermediaries that have a selling agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

o by employees and registered representatives (and their parents, grandparents, spouses and minor children) of brokers, dealers, and other financial intermediaries described above; the purchaser must certify to the Distributor at the time of the purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's parents, grandparents, spouse or minor children);

o by any charitable organization, state, county, city, or any instrumentality, department, authority or agency thereof which has determined that Class A is a legally permissible investment and which is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company;

o by one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor children of such persons, pursuant to a marketing program between the Distributor and such group;

o (i) through an investment adviser who makes such purchases through a broker, dealer, or other financial intermediary (each of which may impose transaction fees on the purchase), or (ii) by an investment adviser for its own account or for a bona fide advisory account over which the investment adviser has investment discretion;

o through a broker, dealer or other financial intermediary which maintains a net asset value purchase program that enables the Funds to realize certain economies of scale;

o through bank trust departments or trust companies on behalf of bona fide trust or fiduciary accounts by notifying the Distributor in advance of purchase; a bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value;

o by purchasers in connection with investments related to a bona fide medical savings account; or

o by an account established under a wrap fee or asset allocation program where the accountholder pays the sponsor an asset-based fee.


     Additionally, no sales charge is imposed on shares that are (a) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party, (b) purchased by the reinvestment of loan repayments by participants in retirement plans, (c) purchased by the reinvestment of dividends or other distributions from a Fund, or (d) purchased and paid for with the proceeds of shares redeemed in the prior 60 days from a mutual fund on which an initial sales charge or contingent deferred sales charge was paid (other than a fund managed by the Adviser or any of its affiliates that is subject to the exchange privilege described below); the purchaser must certify to the Distributor at the time of purchase that the purchaser is a prior load investor.

PURCHASE OF CLASS B SHARES

     The offering price of Class B shares is net asset value without any initial sales charge. As a result, the entire purchase amount is immediately invested. However, the ongoing expenses of Class B shares are higher than those of Class A shares. A purchase of Class B shares of a Fund may not exceed $500,000; however, purchases of Class A shares exceeding $500,000 are eligible for a sales load waiver (see "Purchase of Class A Shares" above). A contingent deferred sales charge is imposed upon redemptions of Class B shares within six years of their purchase. The contingent deferred sales charge is a percentage of (1) the net asset value of the shares at the time of purchase or (2) the net asset value of the shares at the time of redemption, whichever is less. The contingent deferred sales charge is determined as follows:


--------------------------------------------------------------------------------
REDEMPTION DURING                              CONTINGENT DEFERRED SALES CHARGE

--------------------------------------------------------------------------------
1st year since purchase                                       5%

--------------------------------------------------------------------------------
2nd year since purchase                                       4%

--------------------------------------------------------------------------------
3rd year since purchase                                       3%

--------------------------------------------------------------------------------
4th year since purchase                                       3%

--------------------------------------------------------------------------------
5th year since purchase                                       2%

--------------------------------------------------------------------------------
6th year since purchase                                       1%

--------------------------------------------------------------------------------
7th year since purchase                                       0%

--------------------------------------------------------------------------------
8th year since purchase                                       0%

--------------------------------------------------------------------------------


The contingent deferred sales charge will not apply to shares acquired by the reinvestment of dividends or capital gains distributions.

     In determining the applicability and rate of any contingent deferred sales charge, Class B shares acquired through reinvestment of dividends and capital gains distributions will be redeemed first, followed by the Class B shares held by the shareholder for the longest period of time. The contingent deferred sales charge, if any, upon redemption of Class B shares acquired through an exchange will be calculated based on the original purchase date of the Class B shares exchanged.

     The Distributor compensates brokers, dealers, and other financial intermediaries who sell Class B shares. At the time a shareholder purchases Class B shares, the Distributor pays the broker, dealer, or other financial intermediary 4% of the purchase amount from the Distributor's own assets. The proceeds of the contingent deferred sales charge and the 12b-1 fee, in part, are used to defray these expenses.

AUTOMATIC CONVERSION OF CLASS B SHARES

     Class B shares will automatically convert to a number of Class A shares of equal dollar value eight years after purchase. This conversion feature benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. No initial sales charge or other charge is imposed at conversion. When

Class B shares convert, a pro rata amount of Class B shares that were acquired by the reinvestment of dividends and capital gain distributions will also convert to Class A shares.

PURCHASE OF CLASS C SHARES

     The offering price of Class C shares is net asset value without any initial sales charge. As a result, the entire purchase amount is immediately invested. However, the ongoing expenses of Class C shares are higher than those of Class A shares. Class C shares never convert to any other class of shares.

     Class C shares held for less than one year are subject to a contingent deferred sales charge on redemptions in an amount equal to 1% of the lower of
(1) the net asset value of the shares at the time of purchase or (2) the net asset value of the shares at the time of redemption. Class C shares held one year or longer are not subject to this contingent deferred sales charge. The contingent deferred sales charge also will not apply to shares acquired by the reinvestment of dividends or capital gains distributions. The order in which Class C shares are redeemed will be determined as described for Class B shares (see "Purchase of Class B Shares").

     The contingent deferred sales charge, if any, upon redemption of Class C shares acquired through an exchange and held less than one year will be calculated based on the original purchase date of the Class C shares exchanged.

     The Distributor compensates brokers, dealers, and other financial intermediaries who sell Class C shares. At the time a shareholder purchases Class C shares, the Distributor pays the broker, dealer, or other financial intermediary 1% of the purchase amount from the Distributor's own assets. The proceeds of the contingent deferred sales charge and the 12b-1 fee, in part, are used to defray these expenses.

WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE FOR CLASS B AND CLASS C

     To obtain a waiver of the contingent deferred sales charge, you must notify the Transfer Agent, who may require evidence of your qualification. The contingent deferred sales charge will not apply to:

o any partial or complete redemption in connection with a distribution without federal tax income penalty under a tax-qualified retirement plan, upon separation from service and attaining age 55;

o any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from a tax-qualified retirement plan, eligible 457 plan, or 403(b)(7) plan;

o any complete redemption in connection with a distribution from a tax-qualified retirement plan, eligible 457 plan, or 403(b)(7) plan in connection with termination of employment or termination of the employer's plan;

o any redemption resulting from a tax-free return of an excess contribution from a tax-qualified retirement plan, IRA, savings incentive match plan for employees ("SIMPLE" plan), eligible 457 plan, or 403(b)(7) plan;

o mandated minimum distributions from a tax-qualified retirement plan, IRA, SIMPLE plan, eligible 457 plan, or 403(b) plan;

o substantially equal periodic payments as defined in Section 72(t) of the Code;

o any partial or complete redemption following death or disability of a shareholder (including one who owns the shares as joint tenant with his spouse), provided the redemption is requested within one year of the death or initial determination of disability (as defined in Section 72(m) of the Code);

o redemptions under a Fund's Systematic Withdrawal Plan (investors may not withdraw annually more than 12% of the value of their account under the Systematic Withdrawal Plan);

o redemptions in connection with distributions from a Roth IRA or Roth Conversion IRA that are qualified distributions under the Code;

o redemptions in connection with distributions from an Education IRA that are used for qualified higher education expenses under the Code or which are required by the Code to be distributed;

o redemptions in connection with investments related to a bona fide medical savings account; and

o redemptions from an account established under a wrap fee or asset allocation program where the accountholder pays the sponsor an asset-based fee.


REDEMPTION OF SHARES

HOW TO REDEEM SHARES OF THE FUNDS

     Shares are redeemed at net asset value next determined after receipt of a redemption request in good form on any business day, reduced, for shares of Class B and Class C, by any applicable contingent deferred sales charge.

REDEMPTIONS BY MAIL

     A written request for redemption must be received by the Transfer Agent to constitute a valid tender for redemption. It will also be necessary for corporate investors and other associations to have an appropriate certification authorizing redemptions by a corporation or an association on file before a redemption request will be considered in proper form. A suggested form of such certification is provided on the application accompanying this Prospectus. A signature guarantee is required for redemptions of $50,000 or more. A signature guarantee may be obtained from most banks, brokers and dealers, credit unions, savings associations and financial institutions, but not from a notary public.

REDEMPTIONS BY WIRE OR TELEPHONE

     Brokers, dealers, or other financial intermediaries may communicate redemption orders by wire or telephone. These firms may charge for their services in connection with your redemption request but neither the Funds nor the Distributor imposes any such charges.

     The Funds and the Transfer Agent will not be responsible for the authenticity of telephone instructions or losses, if any, resulting from unauthorized shareholder transactions if the Funds or the Transfer Agent reasonably believe that such instructions are genuine. The Funds and the Transfer Agent have established procedures that the Funds believe are reasonably appropriate to confirm that instructions communicated by telephone are genuine.

These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmations to shareholders of record not later than five days following any such telephone transactions. If the Funds and the Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

REDEMPTIONS THROUGH BROKERS, DEALERS AND OTHER FINANCIAL INTERMEDIARIES

     Certain brokers, dealers, and other financial intermediaries may be authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when an authorized broker, dealer, or other financial intermediary accepts the order. Orders placed through an authorized broker, dealer, or other financial intermediary will receive the net asset value next calculated after the order has been accepted by such an authorized firm, minus any applicable contingent deferred sales charge. In all other cases, it is the responsibility of the broker, dealer, or other financial intermediary to forward customer redemption orders received prior to the close of the NYSE to the Transfer Agent prior to its close of business that same day (normally 4:00 p.m. Eastern Time).

EXPEDITED REDEMPTIONS

     You may have the payment of redemption requests (of $250 or more) wired or mailed directly to a domestic commercial bank account that you have previously designated. Normally, such payments will be transmitted on the second business day following receipt of the request (provided redemptions may be made). You may request a wire redemption by telephone or written request sent to the Transfer Agent. For telephone redemptions, call the Transfer Agent at (800) 986-3384. You must complete the "Expedited Redemptions" section of the application for this privilege to be applicable.

SYSTEMATIC WITHDRAWAL PLAN

     You may elect to have regular monthly or quarterly payments in any fixed amount in excess of $50 made to you, or to anyone else properly designated, as long as the account has a value of at least $5,000 at the time of election. You must determine the fixed payment amount for the systematic withdrawal plan.

     There are no separate charges under this plan. A number of full and fractional shares equal in value to the amount of the requested payment will be redeemed. Such redemptions are normally processed on or about the 25th day of each month or quarter. Checks are then mailed on or about the first of the following month. If you elect to have a Systematic Withdrawal Plan, you must have all dividends and capital gains reinvested. To establish systematic cash withdrawals, please complete the systematic cash withdrawal section on the application.

     You may change the amount, frequency, and payee, or terminate this plan, by giving written notice to the Transfer Agent. As shares of a Fund are redeemed under the plan, you may realize a capital gain or loss to be reported for income tax purposes. A Systematic Withdrawal Plan may be terminated or modified at any time upon written notice by you or a Fund.

GENERAL

     Payment to shareholders for shares redeemed or repurchased will be made within seven days after receipt by the Transfer Agent. A Fund may delay the payment of redemption proceeds until the check used to purchase the shares being redeemed has cleared, which may take up to 15 days or longer. To reduce such delay, the Funds recommend that all purchases be made by bank wire Federal funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.

EXCHANGE PRIVILEGE

     Class A, Class B or Class C shares of a Fund may be exchanged for shares of the same class of another Fund or for shares of the Federated money market fund at the relative net asset values per share at the time of the exchange. Shares of the Federated money market fund may be exchanged for any Class A shares at relative net asset values per share at the time of the exchange to the extent that the money market fund shares are attributable to Class A shares on which an initial sales charge was previously payable and dividend reinvestments on such Class A shares. An initial sales charge will be imposed on other exchanges of shares of the Federated money market fund for Class A shares of the Funds.

     No contingent deferred sales charge applies at the time Class B or Class C shares of a Fund are exchanged for shares of the same class of another Fund or series of the Trust, or for shares of the Federated money market fund. However, upon redemption of shares acquired through such an exchange, a contingent deferred sales charge may be deducted from the redemption proceeds based on the original purchase date of the Class B or Class C shares exchanged.

     Shares of the Federated money market fund that are attributable to an exchange from Class B or Class C shares of a Fund may later be exchanged for Fund shares of the same class without the imposition of a contingent deferred sales charge. However, upon redemption of the Fund shares acquired through such an exchange, a contingent deferred sales charge may be deducted from the redemption proceeds based on the original purchase date of the Class B or Class C shares.

     The total value of shares of a fund purchased by exchange must at least equal the fund's minimum investment requirement. Before exchanging shares, you should consider the differences in investment objectives and expenses of the fund into which the exchange would be made. Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day.

REINSTATEMENT PRIVILEGE

     If you redeem any or all of your Class A shares of a Fund, you may reinvest all or any portion of the redemption proceeds in Class A shares of any Fund at net asset value without any initial sales charge, provided that you make such reinvestment within 180 calendar days after the redemption date. If you redeem any or all of your Class B or Class C shares of a Fund, and pay a contingent deferred sales charge on those shares, you may reinvest all or any portion of the redemption proceeds in Class B or Class C shares, respectively, of any Fund and be reimbursed for the amount of the contingent deferred sales charge, provided that you make such reinvestment within 180 calendar days of the redemption date. The original purchase date of the Class B or Class C shares redeemed will be used for purposes of calculating the contingent deferred sales charge, if any, upon redemption of the shares acquired with this privilege.

     The reinstatement privilege may be utilized by a shareholder only once with respect to a Fund and may be subject to other restrictions.

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE

     Electronic transfers through Automated Clearing House ("ACH") allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Initial purchase minimums apply. You must complete the "ACH" section of the application for this privilege to be applicable.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share is determined for each class of shares for each Fund as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each business day (as previously defined) by dividing the value of the Fund's net assets attributable to a class (the class' pro rata share of the value of the Fund's assets minus the class' pro rata share of the value of the Fund's liabilities) by the number of shares of that class outstanding.

     For each of the Funds except the Conseco International Fund and the International Portfolio, the assets of the Fund are valued as follows:
Securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities with maturities of sixty
(60) days or less are valued at amortized cost.

     For the Conseco International Fund and the International Portfolio, equity securities listed on securities exchanges, including all but United Kingdom securities, are valued at the last quoted sales price on a designated exchange prior to the close of trading on the NYSE or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the NYSE. Securities of the United Kingdom held in the Portfolio are priced at the last jobber price (mid of the bid and offer prices quoted by the leading stock jobber in the security) prior to close of trading on the NYSE. Trading in foreign markets is usually completed each day prior to the close of the NYSE. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the NYSE. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Assets and liabilities denominated in foreign currencies and forward contracts are translated into U.S. dollar equivalents based on prevailing market rates. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

     Dividends from net investment income are declared and distributed quarterly by the Conseco Equity Fund, the Conseco Asset Allocation Fund and the Conseco 20 Fund, monthly by the Conseco Fixed Income Fund and the Conseco High Yield Fund, and annually by the Conseco International Fund; however, the Trustees may decide to declare dividends at other intervals. For dividend purposes, (1) net investment income of each of the Funds except the Conseco International Fund consists of all dividends and interest it receives, less its expenses (including fees payable to the Adviser and its affiliates), and (2) the Conseco International Fund's net investment income consists of its proportionate share of the Portfolio's dividends and interest, less that Fund's expenses and its proportionate share of the Portfolio's expenses. Distributions of each Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), net short-term capital gains, and net realized gains from foreign currency transactions - in the case of Conseco International Fund, its proportionate share of the Portfolio's gains -- are declared and distributed to its shareholders annually after the close of the Fund's fiscal year.

     Dividends and other distributions paid on each class of shares of a Fund are calculated at the same time and in the same manner. Dividends on Class A, Class B, and Class C shares of a Fund are expected to be lower than those on its Class Y shares because Class A, Class B, and Class C shares have higher expenses resulting from their distribution and service fees. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

     DISTRIBUTION OPTIONS. When you open your account, specify on your application how you want to receive your distributions. For retirement accounts, all Fund distributions are reinvested. For other accounts, you have the following options:

     REINVEST ALL DISTRIBUTIONS. You can elect to reinvest all dividends and other distributions from a Fund in additional Fund shares of the same class.

     REINVEST INCOME DIVIDENDS ONLY. You can elect to reinvest dividends from a Fund in additional Fund shares of the same class while receiving other distributions by check or sent to your bank account.

     REINVEST OTHER DISTRIBUTIONS ONLY. You can elect to reinvest other distributions from a Fund in additional Fund shares of the same class while receiving dividends by check or sent to your bank account.

     RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and other distributions from a Fund or have them sent to your bank account.

TAXES

     Each Fund is treated as a separate corporation, and intends to qualify as a "regulated investment company" ("RIC"), under the Code. As such, and by complying with the applicable Code provisions regarding the amount and timing of its distributions, each Fund will be allowed a deduction for amounts distributed to its shareholders from its investment company taxable income (generally, its net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gain - in the case of the Conseco International Fund, its share of the Portfolio's income and gain -- and will not be subject to federal income tax on those amounts. To qualify for treatment as a RIC, each Fund must, among other things, satisfy certain source of income and diversification requirements described in the SAI.

     Each Fund intends to distribute all its investment company taxable income and net capital gain so as to avoid federal income and excise taxes. Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) generally will be taxable to you as ordinary income. The portion of those dividends that does not exceed the aggregate dividends received by a Fund (in the case of the Conseco International Fund, its share of the dividends received by the Portfolio) from U.S. corporations will be eligible for the dividends-received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

     Distributions of each Fund's net capital gain (whether paid in cash or reinvested additional shares), when designated as such, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a non-corporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Each Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain), in which event its shareholders must treat those portions accordingly.

     Shareholders who are not subject to tax on their income generally will not be required to pay tax on distributions from the Funds.

     Dividends and other distributions declared by a Fund in October, November, or December, but received by you in January, generally are taxable to you in the year in which declared. Each Fund will inform you after the end of each calendar year as to the amount and nature of dividends and other distributions paid (or deemed paid) to you for that year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain indicated above.

     When you redeem (sell) shares, it may result in a taxable gain or loss to you, depending on whether you receive more or less than your adjusted basis for the shares. An exchange of any Fund's shares, as described under "Purchase and Redemption of Shares -- Exchange Privilege," generally will have similar tax consequences. Special rules apply when you dispose of Class A shares of a Fund through a redemption or exchange within 90 days after your purchase thereof and subsequently reacquire Class A shares of the same Fund or acquire Class A shares of another Fund without paying a sales charge. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when you acquired those shares, and that amount will increase the basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund (whether pursuant to the reinstatement privilege or otherwise) within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or part of that loss will not be deductible and will increase the basis of the newly purchased shares.

     No gain or loss will be recognized by a shareholder as a result of a conversion of Class B shares into Class A shares.

     Each Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

     Some foreign countries may impose income or withholding taxes on certain dividends and interest payable to the International Portfolio. The Conseco International Fund's share of any such withheld taxes may either be treated by that Fund as a deduction or, if it satisfies certain requirements, it may elect to flow the tax through to its shareholders, who in turn may either treat it as a deduction or use it in calculating a credit against their federal income tax.

     The   foregoing   is  only  a  summary  of  certain   federal   income  tax
considerations affecting your investment in a Fund. More information is contained in the SAI. You should consult with your tax adviser about the effect of an investment in a Fund on your particular tax situation.

PERFORMANCE INFORMATION

CONSECO FIXED INCOME FUND,  CONSECO ASSET  ALLOCATION  FUND,  AND CONSECO EQUITY
FUND

     The Conseco Fixed Income Fund, Conseco Asset Allocation Fund, and Conseco Equity Fund commenced operations on January 2, 1997 and initially offered two classes of shares, including Class A. The average annualized total returns for Class A of those Funds for the period from January 2, 1997 to December 31, 1997 assuming the maximum initial sales charge were 3.20%, 10.45% and 15.83% for Conseco Fixed Income Fund, Conseco Asset Allocation Fund, and Conseco Equity Fund, respectively. The total returns for Class A of the Funds for that period with no initial sales charge were 8.66%, 17.19%, and 22.90% for Conseco Fixed Income Fund, Conseco Asset Allocation Fund, and Conseco Equity Fund, respectively.

     Although no Class B or Class C shares of any Fund had been issued as of December 31, 1997, Class A shares of each Fund represent an interest in the same portfolio of securities as Class B and C shares of that Fund. The average annualized total returns for the Funds for the period from January 2, 1997 to December 31, 1997 assuming Class A's expenses and the maximum contingent deferred sales charge applicable to Class B shares were 3.20%, 11.29% and 16.71% for Conseco Fixed Income Fund, Conseco Asset Allocation Fund, and Conseco Equity Fund, respectively. The total returns for the Funds for that period with Class A's expenses and the maximum contingent deferred sales charge applicable to Class C shares were 7.59%, 16.03%, and 21.68% for Conseco Fixed Income Fund, Conseco Asset Allocation Fund, and Conseco Equity Fund, respectively. Class B and Class C shares have higher projected on-going expenses than Class A shares; total returns of the Funds would have been lower had the higher expenses of the new classes been reflected.

     Total returns of all classes would have been lower if the Adviser, Administrator and/or Distributor had not waived fees and/or reimbursed expenses of each Fund.

     These Funds are modeled after previously existing funds of the Conseco Series Trust (the "CST Funds") that are managed by the Adviser and have investment objectives and policies substantially similar to the corresponding Funds. The CST Funds are used as investment vehicles for the assets of variable annuity and variable life insurance contracts issued by Conseco affiliates.

     Below you will find information about the performance of the CST Funds. Although the Conseco Fixed Income Fund, Conseco Asset Allocation Fund and
Conseco Equity Fund have substantially similar investment objectives and policies, the same investment adviser and the same portfolio managers as the corresponding CST Funds, you should not assume that the Funds will have the same future performance as the CST Funds. For example, any Fund's future performance may be greater or less than the performance of the corresponding CST Fund due to, among other things, differences in expenses and cash flows between a Fund and the corresponding CST Fund. Moreover, past performance information is based on historical earnings and is not intended to indicate future performance.

     The investment characteristics of each of these Funds will closely resemble the investment characteristics of the corresponding CST Fund. Depending on the Fund involved, similarity of investment characteristics may involve factors such as industry diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes, and individual holdings.

     These Funds do have differences from the CST Funds, although the Adviser does not believe these practices would cause a significant change in investment results. Investors should note the following differences from the CST Funds: (1) the Funds may invest in swaps, caps, floors and collars; (2) the Funds may lend portfolio securities; and (3) the Funds may sell securities short. See the SAI for further details about these practices.

     The table below sets forth each Fund, its corresponding CST Fund, the date the Adviser began managing the CST Fund (referred to as the "inception date") and asset size as of December 31, 1997.

         FUND                    Corresponding CST Fund
                                 (INCEPTION DATE AND ASSET SIZE)

         Fixed Income Fund       Corporate Bond Portfolio (May 1, 1993)

                                 $ 20,187,193

         Asset Allocation Fund   Asset Allocation Portfolio (November 20, 1991)

                                 $ 27,265,057

         Equity Fund             Common Stock Portfolio (November 20, 1991)

                                 $216,896,715

     The following tables show the average annualized total returns for the CST Funds for the one, three and five year periods ended December 31, 1997 and for the periods from inception of the CST Funds to December 31, 1997. These figures are based on the gross investment performance of the CST Funds. Note that the actual investment performance experienced by investors in variable annuity and variable life insurance contracts issued by Conseco affiliates would be lower than the gross investment performance of the CST Funds due to expenses at the separate account level; these expenses typically are higher than those borne by investors in the Funds. From the gross investment performance figures, the Total Operating Expenses reflected in the fee table herein are deducted to arrive at the net return. For each class, one table reflects the deduction of the applicable sales charges, while another table reflects no deduction for sales charges. Performance figures will be lower when sales charges are taken into account. CST Fund performance does not represent the historical performance of the Funds and should not be interpreted as indicative of the future performance of the Funds.

ASSUMING CLASS A SHARE TOTAL OPERATING EXPENSES AND THE MAXIMUM INITIAL SALES CHARGE APPLICABLE TO CLASS A SHARES.

CST FUND              1 YEAR    3 YEARS    5 YEARS     SINCE INCEPTION
--------              ------    -------    -------     ---------------


Corporate Bond          4.37%     9.03%        N/A          6.44%
Portfolio

Asset Allocation       10.88%     22.39%     17.91%         15.29%
Portfolio

Common Stock           11.45%     30.13%     19.53%         20.68%
Portfolio


ASSUMING CLASS A SHARE TOTAL OPERATING EXPENSES WITH NO INITIAL SALES
CHARGE.

CST FUND              1 YEAR    3 YEARS    5 YEARS     SINCE INCEPTION
--------              ------    -------    -------     ---------------

Corporate Bond          9.81%     10.88%       N/A          7.65%
Portfolio

Asset Allocation       17.63%     24.84%     18.32%         16.26%
Portfolio

Common Stock           18.23%     32.73%     20.96%         21.69%
Portfolio


ASSUMING CLASS B SHARE TOTAL OPERATING EXPENSES AND THE SALES CHARGE APPLICABLE TO CLASS B SHARES.

CST FUND              1 YEAR    3 YEARS    5 YEARS     SINCE INCEPTION
--------              ------    -------    -------     ---------------

Corporate Bond           4.34%     9.76%        N/A          7.16%
Portfolio

Asset Allocation        11.62%    23.56%      18.82%        16.25%
Portfolio

CST FUND              1 YEAR    3 YEARS    5 YEARS     SINCE INCEPTION
--------              ------    -------    -------     ---------------

Common Stock            12.19%    31.33%      20.46%        21.69%
Portfolio

ASSUMING CLASS C SHARE TOTAL OPERATING EXPENSES AND THE SALES CHARGE APPLICABLE TO CLASS C SHARES.

CST FUND              1 YEAR    3 YEARS     5 YEARS    SINCE INCEPTION
--------              ------    -------     -------    ---------------

Corporate Bond          8.69%     10.87%       N/A           7.64%
Portfolio

Asset Allocation        16.38%    24.81%      19.31%        16.25%
Portfolio

Common Stock            16.91%    32.70%      20.94%        21.69%
Portfolio


ASSUMING CLASS B OR CLASS C SHARE TOTAL OPERATING EXPENSES WITH NO SALES CHARGE.

CST FUND              1 YEAR    3 YEARS    5 YEARS     SINCE INCEPTION
--------              ------    -------    -------     ---------------

Corporate Bond          9.78%     10.87%       N/A          7.64%
Portfolio

Asset Allocation       17.50%     24.81%     19.31%         16.25%
Portfolio

Common Stock           18.09%     32.70%     20.94%         21.69%
Portfolio


CONSECO INTERNATIONAL FUND

     The Conseco International Fund commenced operations in January 1998. However, the Conseco International Fund invests all of its investable assets in the International Portfolio and, in accordance with SEC staff positions, has adopted the Portfolio's performance as its own. The following table shows the Fund's average annual total returns for the one- and five-year periods ended October 31, 1997 and for the period from the inception of the International Portfolio's predecessor (August 7, 1991) until October 31, 1997. This total return information is presented on a class-by-class basis and reflects the deduction of the maximum sales charge applicable to a class. For periods following the conversion of the International Portfolio's predecessor into a master/feeder structure on November 1, 1995, the total returns shown below represent the actual investment performance of the Portfolio (the master fund) only and would have been lower if the fees and expenses typically imposed by a feeder fund (such as the Conseco International Fund) also had been reflected. Past results do not guarantee future performance.


        Average Annual Total Returns for Periods Ended October 31, 1997
             With Deduction of the Maximum Applicable Sales Charge

                                                                Since Inception
                        1 YEAR                5 YEARS           (AUGUST 7, 1991)
                        ------                -------           ----------------

Class A Shares           10.08%                16.75%               11.09%

Class B Shares           10.44%                17.58%               11.72%

Class C Shares           15.08%                18.15%               12.15%


GENERAL

     Each of the Funds may from time to time advertise certain investment performance information. Performance information may consist of yield and average annual total return quotations reflecting the deduction of all applicable charges over a period of time. A Fund also may use aggregate total return figures for various periods, representing the cumulative change in value of an investment in a Fund for the specific period. Performance information may be shown in schedules, charts or graphs. These figures are based on historical earnings and are not intended to indicate future performance.

     The "yield" of a Fund refers to the annualized net income generated by an investment in that Fund over a specified 30-day period, calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

     The "average annual total return" of a Fund refers to the total rate of return of an investment in the Fund. The figure is computed by calculating average annual compounded rates of return over the one-, five- and ten-year periods that would equate to the initial amount invested to the ending redeemable value, assuming reinvestment of all income dividends and capital gain distributions. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.

     Further information about the performance of the Funds is contained in the SAI and in the Funds' semi-annual and annual reports to shareholders, which you may obtain without charge by writing the Funds' address or calling the telephone number set forth on the cover page of this Prospectus.

MANAGEMENT DISCUSSION AND ANALYSIS
Report from the
Conseco Fixed Income Adviser


1997 was characterized by favorable market conditions throughout much of the year. However, increased volatility brought dramatic changes to the fixed income markets, especially in the fourth quarter.

The first three quarters of 1997 were distinguished by a strong, healthy economy, low inflation levels and a general trend toward declining interest rates. Relative value in the fixed income markets was difficult to distinguish as spreads to Treasuries remained very narrow in many sectors, including corporate and mortgage-backed securities. Investors typically demand larger spreads over U.S. Treasury bonds in order to compensate for perceived higher risk levels. Federal Reserve policy stayed tight as Alan Greenspan remained the vigilant watchdog over inflation. The budget deficit continued to narrow as a result of lower rates and fiscal discipline from Congress. However, the focus of the financial markets shifted away from domestic economic fundamentals in the fourth quarter.

In the fourth quarter, currencies in Thailand, Malaysia and Indonesia deteriorated, throwing their financial markets into turmoil. Because the world's economies are linked, the impact of this turmoil spread quickly throughout Southeast Asia. As we move into 1998, we expect the crisis to have a significant impact on economic growth in other countries, including the United States. This phenomenon has already caused dramatic changes in the general fundamentals of our domestic fixed income market, creating significantly larger spreads to Treasuries in the Yankee sector which have, in turn, spilled over to the corporate sector.

Because the Asian financial crisis has taken center stage, the fundamental analysis of certain Yankee securities has less meaning in terms of short term performance. Because our investment horizon is based on the long term, our plan is to maintain a small exposure in the Yankee sector investing in securities such as Hutchison Wampoa (A3/A+), a Hong Kong-based financial conglomerate with significant operations in the United States. Our Yankee analyst, Upender Rao, views Korea as having the best opportunity for credit improvement during 1998 given the support of the International Monetary Fund and their willingness to implement changes in their financial system.

The level of interest rates declined because of the financial crisis: the ten-year U.S. Treasury yield was 5.74% at year-end and the thirty-year U.S. Treasury yield was 5.92%. With this dramatic decline in interest rates, we reduced our exposure to mortgage-backed securities, due to the higher risk of increased pre-payment activity. With higher pre-payments, the security returns more principal, forcing the investor to reinvest the proceeds at lower interest rates.

Nolan Smith, our municipal bond specialist, has recommended the taxable municipal sector due to consistent spreads over U.S. Treasuries, which have performed better than the corporate sector. We plan to direct proceeds to this sector, given its performance relative to the rest of the market. At this point, we have discovered only a few bonds meeting our investment criteria of offering good relative value.

Our bank and finance analyst, Rob Cook, feels company fundamentals in the Broker-Dealer sector are currently strong, making these bonds attractive investments. Within this sector, we invested in Salomon Smith Barney (A2/A). With the acquisition of Salomon Brothers by Travelers (A2/A), the credit has been upgraded by the rating agencies and we expect operating fundamentals to continue to improve.

Our fixed income investment strategy continues to emphasize investing in those securities we believe are undervalued. Most importantly, we conduct thorough research before investing in any security. Our long-term strategies coupled with our extensive knowledge of each investment we select enable us to look forward with confidence as we continue to invest for the future.

Gregory J. Hahn, CFA
Senior Vice President
Portfolio Manager
Conseco Capital Management, Inc.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CONSECO FIXED INCOME FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX


                             ----------------------
                                 AVERAGE ANNUAL
                                  TOTAL RETURN
                             ----------------------
                                     1 YEAR
                             ----------------------
                                      3.20%
                             ----------------------



Past performance is not predictive of future performance.


------------------------------ -------------- --------------
                                  1/2/97        12/31/97
------------------------------ -------------- --------------
Conseco Fixed Income Fund         $9,497         $10,320
------------------------------ -------------- --------------
LB Aggregate Bond Index           $10,000        $10,965
------------------------------ -------------- --------------

================================================================================
Report from the
Conseco Asset Allocation Fund Adviser

The Asset Allocation Fund is a balanced portfolio which invests in a combination of equity, fixed income and cash. The strategy of the Asset Allocation Fund through 1997 continued to highlight our growth equity style, which represented roughly 60% of the portfolio's assets.

The fourth quarter began with much anxiety about the strength in the market over the summer, the sustainability of corporate profits and the increasing volatility of Asian currency markets. All fears reached a fever pitch on October 27th when the Dow dropped 554 points (7.2%), recording the largest single point decline ever on fears of asset deflation in Asian markets. The performance of the market following the sell-off was typical of what we saw earlier in the year, with the index stocks outperforming the broader market as hoards of capital previously invested in Asia-Pacific markets sought safe haven in the U.S. market. The result of all this was that the S&P 500 Index gained while virtually everything else stayed at October 27th levels or drifted even lower. In fact, because of its strong fourth quarter move relative to the broader market, the S&P 500 finished the year up 33.36%, outstripping the returns of 90% of all actively managed funds and the Russell 2000 Small Stock Index which returned 22.36%. This is the fourth straight year that we have seen this kind of divergence.

In terms of sector performance on the stock side, the strong returns were realized in interest rate-sensitive areas (financial and utilities) and in defensive stocks (food retailers and consumer staples). These sectors benefited from the strong rally in the bond market and from the influx of invested dollars coming from technology and energy sectors, which turned in some of the fourth quarter's worst returns. Our underweighting in financials, utilities and staples and our larger weightings in technology and energy explain why the fourth quarter was a difficult one for us.

Going forward, we remain hopeful that 1998 will be rewarding to investors such as us who utilize a bottom-up approach in finding good growth stories in stocks that still trade at reasonable valuations. In fact, if 1998 earnings on S&P 500 companies ultimately grow in line with current expectations of 7 to 9%, then we would expect to see an increase in multiples for stocks which can generate earnings growth in the 18 to 20% range.

The balance of the portfolio, approximately 40%, consists of bonds and cash. At year end, roughly 38.3% of this 40% was invested in securities with investment grade ratings and 61.7% was invested in high yield. Our fixed income discipline of investing in those securities which, through our own fundamental research, we consider to be undervalued, resulted in several investment ideas. In the industrial sector, our energy analyst, Upender Rao, recommended investing in several oil drilling companies including Parker Drilling (B1/B+), the fourth largest drilling company in the United States, and Pride Petroleum (Ba3/BB-), the third largest. As rig rates doubled in 1997, earnings accelerated, substantially improving the financial statements of both companies. Upender expects to see an upgrade over a twelve to eighteen month time frame.

Depending on valuation in the equity market, we may take the opportunity to reallocate a portion of the portfolio to fixed income if we see pressure on earnings or negative earnings surprises. Until the financial crisis in Asia subsides, we expect to see sustained low levels of interest rates. Eventually, as investors return their focus to economic fundamentals, we still expect to see interest rates remain low, which should bode well for the valuation of financial assets.

Thomas J. Pence, CFA                         Gregory J. Hahn, CFA
Vice President                               Senior Vice President
Portfolio Manager                            Portfolio Manager
Conseco Capital Management, Inc.             Conseco Capital Management, Inc.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CONSECO ASSET ALLOCATION FUND, THE S&P MIDCAP 400 INDEX, AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX


                             ----------------------
                                 AVERAGE ANNUAL
                                  TOTAL RETURN
                             ----------------------
                                     1 YEAR
                             ----------------------
                                     10.45%
                             ----------------------



Past performance is not predictive of future performance.


------------------------------ -------------- --------------
                                  1/2/97        12/31/97
------------------------------ -------------- --------------
Conseco Asset Allocation Fund     $9,426         $11,045
------------------------------ -------------- --------------
S&P MidCap 400 Index              $10,000        $13,225
------------------------------ -------------- --------------
LB Aggregate Bond Index           $10,000        $10,965
------------------------------ -------------- --------------

================================================================================



Report from the
Conseco Equity Fund Adviser

As we look back at 1997, we are able to draw a few insights on what is in store for 1998. While the first three quarters exhibited strong growth and favorable market conditions, the fourth quarter proved to be most eventful in terms of future effects on market performance.

The fourth quarter began with much anxiety related to market strength, sustainability of corporate profits, and increasing volatility in Asian currency markets. Anxieties peaked on October 27th when the Dow Jones Industrial Average dropped 554 points (7.2%), the largest single point decline ever, surrounding fears of asset deflation in Asian markets. Despite a relatively good series of earnings reports and economic releases throughout the balance of the quarter, including low inflation and 25-year-low unemployment levels, concerns about the Asian influence prevailed.

Following the market plunge, much of the capital previously invested in Asia-Pacific markets sought safety in the U.S. market through purchases of S&P 500 futures contracts. As a result, the S&P 500 Index gained ground, with stocks of the largest 20 companies in the marketplace outperforming nearly everything in sight. However, virtually all other stocks remained at October 27th levels or drifted even lower. Due to the strong fourth quarter move of the largest company stocks, the S&P 500 finished the year up 33.36%, outperforming the returns of 90% of all actively managed funds, as well as the Russell 2000 Small Stock Index, which returned 22.36%. This is the fourth straight year that the market has seen this kind of divergence.

In terms of sector performance, strong returns were realized in interest rate-sensitive areas (financial and utilities) and in defensive stocks (food retailers and consumer staples). These sectors benefited from the strong rally in the bond market and from the influx of invested dollars coming from technology and energy sectors, which turned in some of the fourth quarter's worst returns. Our underweighting in financial, utilities and staples and our larger weightings in technology and energy explain why the fourth quarter was a difficult one for us.

Despite these problems, many of our stocks enjoyed good earnings reports and persevered during a time of high market volatility. Perhaps most rewarding was the announcement that IBM/Tivoli bought Software Artistry for $24.50 per share in cash. After establishing our position as Software Artistry's largest shareholder, we were prematurely rewarded with a 200% return for our shareholders over the holding period.

We expect a cautionary tone to prevail over the market in 1998; as such, we intend to increase our focus on earnings stories with strong balance sheets and cashflow generation. We will also look for yield as a component of total return whenever possible. In addition, we will watch for opportunities in technology and energy given the aggressive sell-off in these sectors in late 1997.

Our investment strategy continues to rely on a bottom-up approach to stock selection. Through extensive research of the companies in which we invest, our goal is to discover good growth stories in stocks that still trade at reasonable valuations. We are committed to a long-term reliance on this strategy, and remain hopeful that it will serve our shareholders well in the upcoming year.

Thomas J. Pence, CFA
Vice President
Portfolio Manager
Conseco Capital Management, Inc.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CONSECO EQUITY FUND, THE S&P MIDCAP 400 INDEX AND THE S&P 500 INDEX


                             ----------------------
                              AVERAGE ANNUAL TOTAL
                                     RETURN
                             ----------------------
                                     1 YEAR
                             ----------------------
                                     15.83%
                             ----------------------

Past performance is not predictive of future performance.

------------------------------ -------------- --------------
                                  1/2/97        12/31/97
------------------------------ -------------- --------------
Conseco Equity Fund               $9,426         $11,583
------------------------------ -------------- --------------
S&P MidCap 400 Index              $10,000        $13,225
------------------------------ -------------- --------------
S&P 500 Index                     $10,000        $13,336
------------------------------ -------------- --------------

OTHER INFORMATION

BROKERAGE COMMISSIONS

     Subject to the Conduct Rules of the NASD and to obtaining best prices and executions, the Adviser may select brokers who provide research or other services or who sell shares of the Funds to effect portfolio transactions. The Adviser may also select an affiliated broker to execute transactions for the Funds, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

     Each of the International Portfolio's investment advisers will place its own orders to execute securities transactions. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. Pursuant to written guidelines approved by the AMR Trust Board, an investment adviser of the Portfolio, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so.

SHARES OF BENEFICIAL INTEREST

     All shares of beneficial interest of the Trust are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Funds (or classes of a Fund) differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Fund-by-Fund (or class-by-class) basis. The Trust does not hold routine annual shareholders' meetings. The shares of each Fund issued are fully paid and non-assessable, have no preference or similar rights, and are freely transferable. In addition, each issued and outstanding share in a class of a Fund is entitled to participate equally in dividends and distributions declared by that class.

     On most issues subjected to a vote of the Portfolio's interest holders, as required by the 1940 Act, the Conseco International Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions. Because each interest holder in the Portfolio would vote in proportion to its relative beneficial interest in the Portfolio, one or more other Portfolio investors could, in certain instances, approve an action although a majority of the outstanding voting securities of the Conseco International Fund had voted against it. This could result in the Conseco International Fund's redeeming its investment in the Portfolio, which could result in increased expenses for the Fund.

REPORTS TO SHAREHOLDERS

     Investors in the Funds will be informed of their progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

RETIREMENT PLANS AND MEDICAL SAVINGS ACCOUNTS

     Class A, Class B and Class C shares are available for purchase by qualified retirement plans of both corporations and self-employed individuals. The Trust has available prototype IRA plans (for both individuals and employers), Simplified Employee Pension ("SEP") plans, and savings incentive match plans for employees ("SIMPLE" plans) as well as Section 403(b)(7) Tax-Sheltered Retirement Plans which are designed for employees of public educational institutions and certain non-profit, tax-exempt organizations. The Trust also has information concerning prototype Medical Savings Accounts. For information, call or write the Distributor.

CLASS Y SHARES

     In order to buy Class Y shares you must be an institutional investor or a qualifying individual investor. Institutional investors may include, but are not limited to, the following: (i) tax qualified retirement plans which have (a) at least $10 million in plan assets, or (b) 250 or more employees eligible to participate at the time of purchase, (ii) banks and insurance companies purchasing shares for their own account, (iii) investment companies not affiliated with the Adviser, (iv) tax-qualified retirement plans of the Adviser or brokers, dealers, and other financial intermediaries that have a selling agreement with the Distributor and their affiliates, (v) endowments, foundations and other charitable organizations or (vi) accounts established under wrap fee or asset allocation programs where the accountholder pays the sponsor an asset-based fee. A qualifying individual investor is an investor who is a client of the Adviser and is making a purchase of over $500,000 or whose purchase together with his current holdings of Class Y shares exceeds $500,000 or any other individual who meets the minimum investment requirement.

     Class Y shares are available to eligible institutional investors and qualifying individual investors at net asset value without the imposition of an initial or deferred sales charge and are not subject to ongoing distribution or service fees imposed under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The minimum initial investment in Class Y shares is $500,000, but this requirement may be waived at the discretion of the Trust's officers.

     The Systematic Withdrawal Plan and Pre-Authorized Investment Plan are not available for Class Y shares.

     If you are considering a purchase of Class Y shares of a Fund, please call the Distributor at (800) 986-3384 to obtain information about eligibility and a prospectus.

DISTRIBUTOR

     Conseco Equity Sales, Inc., 11815 N. Pennsylvania Street, Carmel, Indiana 46032, serves as distributor of shares of the Trust.

TRANSFER AGENT

     State  Street  Bank  and  Trust  Company,  225  Franklin  Street,   Boston,
Massachusetts 02110, serves as the Trust's transfer agent.

CUSTODIAN

     The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as custodian of the assets of each Fund (except the Conseco
International Fund). State Street serves as custodian of the assets of the Conseco International Fund and of the International Portfolio.

INDEPENDENT ACCOUNTANTS/AUDITORS

     The Trust's independent accountants are Coopers & Lybrand L.L.P., 2900 One American Square, Box 82002, Indianapolis, Indiana 46282-0002. The independent auditors of the International Portfolio are Ernst & Young LLP, Dallas, Texas.

LEGAL COUNSEL

     Certain legal matters for the Funds are passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036.

     THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE SAI.

If you would like a free copy of the Statement of Additional Information for this Prospectus, please complete this form, detach, and mail to:
      Conseco Fund Group
      Attn:  Administrative Offices
      11815 N. Pennsylvania Street, Carmel, Indiana 46032

Gentlemen:

     Please send me a free copy of the Statement of Additional Information for the Conseco Fund Group at the following address:

Name:
Mailing Address:

      Sincerely,

      (Signature)

APPENDIX A SECURITIES RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa - Bonds which are rated Aaa by Moody's Investors Service, Inc. ("Moody's") are judged to be the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds. Such issues can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S  CORPORATE BOND RATINGS:

AAA - This is the highest rating assigned by Standard & Poor's ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB/B/CCC/CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.+ BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PREFERRED STOCK RATINGS:

Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock, except that in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks and relative quality, distinctions are comparable to those described above for corporate bonds.

CONSECO FUND GROUP
CLASS Y SHARES
ADMINISTRATIVE OFFICE: 11815 N. PENNSYLVANIA STREET, CARMEL, INDIANA 46032 800-825-1530
------------------------------------------------------------------------------
CONSECO FIXED INCOME FUND
CONSECO HIGH YIELD FUND
CONSECO ASSET ALLOCATION FUND
CONSECO EQUITY FUND
CONSECO INTERNATIONAL FUND
CONSECO 20 FUND

The Conseco Fund Group (the "Trust") is an open-end diversified management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is a "series" type of mutual fund which issues separate series of shares, each of which represents a separate portfolio of investments. This Prospectus offers shares of six series ("Funds") of the Trust, each with its own investment objective and investment policies. Each Fund offers four classes of shares. This Prospectus relates solely to Class Y shares of the Funds. Class A, B and C shares are offered to individual investors through a separate prospectus. Each class may have different expenses, which may affect performance.


      Conseco Capital Management, Inc. (the "Adviser") serves as the Trust's investment adviser. The Adviser supervises the Trust's management and investment program, performs a variety of administrative services on behalf of the Trust, and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser or the Trust. The Trust pays all other expenses incurred in its operations, including fees and expenses of Trustees who are not affiliated persons of the Adviser or the Trust.


      The Conseco International Fund invests all of its investable assets in the International Equity Portfolio (the "Portfolio" or the "International Portfolio") of AMR Investment Services Trust (the "AMR Trust"), which invests primarily in equity securities of issuers based outside the United States. The Portfolio invests in securities in accordance with an investment objective, policies and limitations substantially similar to those of the Fund. The investment experience of the Fund will correspond directly with the investment experience of the Portfolio. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by the Conseco International Fund will be the Fund's interest in the Portfolio. This "master-feeder" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Additional Information About the Master-Feeder Structure." AMR Investment Services, Inc. ("AMR") provides investment management and administrative services to the Portfolio.


      The Conseco High Yield Fund may invest all of its assets in lower-rated fixed income securities, commonly known as "junk bonds" or "high yield securities." THESE SECURITIES ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND GREATER RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE HIGHER-RATED SECURITIES; THEREFORE, INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND.


                                     * * * * *

      There is no assurance that any of the Funds will achieve its investment objective. The various Funds may be used independently or in combination. You may also purchase shares of a money market fund currently managed by Federated Management ("Federated money market fund") through a separate prospectus. That prospectus is available upon request by calling 800-986-3384.


      This Prospectus sets forth concisely the information about the Trust and the Funds that an investor should know before investing. A Statement of Additional Information ("SAI") dated May 1, 1998, containing additional information about the Trust and the Funds, has been filed with the SEC and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the SAI without charge by calling or writing the Trust at the address and telephone number above.


INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              The date of this Prospectus is May 1, 1998.

                          TABLE OF CONTENTS

      OVERVIEW OF THE CONSECO FUND GROUP FUNDS..............................3
      FEE TABLE.............................................................4
      FINANCIAL HIGHLIGHTS..................................................6
      INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS.......................6
      INVESTMENT TECHNIQUES AND OTHER INVESTMENT POLICIES..................14
      ADDITIONAL INFORMATION ABOUT THE MASTER-FEEDER STRUCTURE.............24
      MANAGEMENT...........................................................25
      PURCHASE AND REDEMPTION OF SHARES....................................30
      DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.............................34
      PERFORMANCE INFORMATION..............................................36
      MANAGEMENT DISCUSSION AND ANALYSIS...................................39
      OTHER INFORMATION....................................................39
      APPENDIX A SECURITIES RATINGS........................................42

OVERVIEW OF THE CONSECO FUND GROUP FUNDS


------------------------------------------------------------------------------------
CONSECO FUND GROUP FUND  INVESTMENT OBJECTIVE   PRINCIPAL INVESTMENTS

------------------------------------------------------------------------------------
CONSECO   FIXED   INCOME Seeks the highest      The  Fund   invests   primarily  in
FUND                     level of income as is  investment   grade   fixed   income
                         consistent with        securities.
                         preservation of
                         capital.
------------------------------------------------------------------------------------

CONSECO HIGH YIELD FUND  Seeks a high level of  The  Fund   invests   primarily  in
                         current income, with   lower-rated       fixed      income
                         a secondary objective  securities,   commonly   known   as
                         of capital             "junk   bonds"   or   "high   yield
                         appreciation.          securities."

------------------------------------------------------------------------------------

CONSECO ASSET            Seeks a high total     The Fund  pursues  an active  asset
ALLOCATION  FUND         investment return,     allocation     strategy     whereby
                         consistent with the    investments  are  allocated,  based
                         preservation of        upon thorough investment  research,
                         capital and prudent    valuation  and  analysis  of market
                         investment risk.       trends    and    the    anticipated
                                                relative total return available,
                                                among  various  asset   classes,
                                                including    debt    securities,
                                                equity  securities,   and  money
                                                market instruments.

------------------------------------------------------------------------------------

CONSECO  EQUITY  FUND    Seeks  to  provide  a  The  Fund  seeks  to  achieve   its
                         high   equity   total  objective primarily by investing in
                         return     consistent  selected   equity   securities  and
                         with  preservation of  other securities  having investment
                         the   capital  and  a  characteristics of common stocks.
                         prudent    level   of
                         risk.


------------------------------------------------------------------------------------

CONSECO    INTERNATIONAL Seeks long-term        The   Fund   invests   all  of  its
FUND                     capital                investable     assets     in    the
                         appreciation.          International    Equity   Portfolio
                                                (the     "Portfolio"     or     the
                                                "International  Portfolio")  of AMR
                                                Investment   Services   Trust  (the
                                                "AMR    Trust"),    which   invests
                                                primarily in equity  securities  of
                                                issuers  based  outside  the United
                                                States.

------------------------------------------------------------------------------------

CONSECO 20 FUND          Seeks capital          The   Fund   is   "non-diversified"
                         appreciation.          under  the  1940  Act and  normally
                                                concentrates  its investments in
                                                a core position of approximately
                                                20  common  stocks  believed  to
                                                have    above-average     growth
                                                prospects.

------------------------------------------------------------------------------------

FEE TABLE


      The following fee tables are provided to assist investors in understanding the various fees and expenses which may be borne directly or indirectly by an investment in Class Y shares of the Funds.


SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------
                                                        CLASS Y
------------------------------------------------------------------

Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering  price)

CONSECO FIXED INCOME FUND                               None

CONSECO HIGH YIELD FUND                                 None

CONSECO ASSET ALLOCATION FUND                           None

CONSECO EQUITY FUND                                     None

CONSECO INTERNATIONAL FUND                              None

CONSECO 20 FUND                                         None

------------------------------------------------------------------

Maximum Sales Charge Imposed on Reinvested Dividends    None
(as a percentage of offering price)
------------------------------------------------------------------

Maximum Contingent Deferred Sales Charge (as a None percentage of offering price or net asset value at the time of sale, whichever is less)
------------------------------------------------------------------

Redemption Fees                                         None
------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

CLASS Y SHARES
---------------------------------------- ------------------ ------------------ ------------ ----------------------------------
FUND                                     MANAGEMENT FEES    ADMINISTRATIVE     12B-1 FEES   OTHER             TOTAL
                                         AFTER FEE RATE     FEES                            EXPENSES2         OPERATING
                                         REDUCTION1                                                           EXPENSES3

                                                                                            AFTER FEE WAIVERS AND EXPENSE
                                                                                            REIMBURSEMENTS
---------------------------------------- ------------------ ------------------ ------------ ----------------------------------
CONSECO FIXED INCOME FUND                0.40%              0.20%              None         0.00%            0.60%

---------------------------------------- ------------------ ------------------ ------------ ---------------- -----------------

CONSECO HIGH YIELD FUND                  0.60%              0.20%              None         0.10%            0.90%

---------------------------------------- ------------------ ------------------ ------------ ---------------- -----------------

CONSECO ASSET ALLOCATION FUND            0.70%              0.20%              None         0.10%            1.00%

---------------------------------------- ------------------ ------------------ ------------ ---------------- -----------------

CONSECO EQUITY FUND                      0.70%              0.20%              None         0.10%            1.00%

---------------------------------------- ------------------ ------------------ ------------ ---------------- -----------------

CONSECO INTERNATIONAL FUND               0.48%              0.75%              None         0.52%            1.75%

---------------------------------------- ------------------ ------------------ ------------ ---------------- -----------------

CONSECO 20 FUND                          0.70%              0.20%              None         0.35%            1.25%

---------------------------------------- ------------------ ------------------ ------------ ---------------- -----------------

1 The Adviser has voluntarily undertaken to reduce its advisory fee with respect to the Conseco Fixed Income Fund to 0.40% of the Fund's average daily net assets until April 30, 1999. Absent such undertaking the advisory fee would be 0.45% of the Fund's average daily net assets. The Adviser has voluntarily undertaken to reduce its advisory fee with respect to the Conseco High Yield Fund to 0.60% of the Fund's average daily net assets until April 30, 1999. Absent such undertaking the advisory fee would be 0.70% of the Fund's average daily net assets.

      The Adviser has voluntarily agreed to waive all of its fees under the Conseco International Fund's Investment Advisory Agreement so long as that Fund invests all of its investable assets in the International Portfolio. Absent such undertaking the advisory fee would be 1.00% of the Fund's average daily net assets. Accordingly, Management Fees in the fee table reflect only the Conseco International Fund's pro rata portion of the Portfolio's management fees. Similarly, because of the master-feeder structure, Other Expenses in the fee table combine the Conseco International Fund's expenses and that Fund's pro rata portion of the Portfolio's expenses.

2 Other Expenses in the Fee Table for all Funds EXCEPT the Conseco Equity Fund, Conseco Asset Allocation Fund and Conseco Fixed Income Fund are based on estimated amounts for the current fiscal year. Other Expenses exclude taxes, interest, brokerage and other transaction expenses, and any extraordinary expenses.

3 The expense information set forth above reflects voluntary commitments of the Adviser and Conseco Services, LLC (the "Administrator") to waive a portion of their fees under each Fund's Investment Advisory Agreement and Administration Agreement, respectively, and/or to reimburse a portion of the Fund's expenses through April 30, 1999. The voluntary commitments provide that the Total Operating Expenses for the Funds, on an annual basis, will not exceed the amounts set forth above.

      In the absence of such waivers and reimbursements (as well as the Adviser's undertaking with respect to the Conseco Fixed Income Fund, as noted above), Other Expenses for Class Y shares of the Conseco Fixed Income Fund, Conseco Asset Allocation Fund, and Conseco Equity Fund would have been 0.79%, 1.24% and 0.34%, respectively, and Total Operating Expenses would have been 1.44%, 2.14% and 1.24%, respectively, of each Fund's average daily net assets.

      In the absence of such waivers and reimbursements (as well as the Adviser's undertakings with respect to the Conseco High Yield and International Funds as noted above) it is estimated that Other Expenses for Class Y shares of the Conseco High Yield Fund, Conseco International Fund and Conseco 20 Fund would be 1.14%, 0.99% and 0.86%, and Total Operating Expenses would be 2.04%, 2.22% and 1.76%, respectively, of each Fund's average daily net assets.

EXAMPLE


      Assuming a hypothetical investment of $1,000 and a 5% annual return, an investor in Class Y shares of each of the Funds would pay transaction and operating expenses at the end of each year as follows:


CLASS Y SHARES
-----------------------------------------------------------------------
FUND                            1 YEAR    3 YEARS  5 YEARS   10 YEARS
-----------------------------------------------------------------------
Conseco Fixed Income Fund       $6        $19      $33       $73

-----------------------------------------------------------------------

Conseco High Yield Fund         $9        $28      N/A       N/A

-----------------------------------------------------------------------

Conseco Asset Allocation Fund   $10       $31      $54       $120

-----------------------------------------------------------------------

Conseco Equity Fund             $10       $31      $54       $120

-----------------------------------------------------------------------

Conseco International Fund      $18       $54      N/A       N/A

-----------------------------------------------------------------------

Conseco 20 Fund                 $13       $39      N/A       N/A

-----------------------------------------------------------------------

       THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.


FINANCIAL HIGHLIGHTS


      The financial highlights set forth on the following pages present certain financial information and ratios as well as performance information for Class Y of the Conseco Equity Fund, Conseco Asset Allocation Fund and Conseco Fixed Income Fund. This information is derived from the December 31, 1997 Conseco Fund Group Annual Report and has been audited by Coopers & Lybrand LLP, independent accountants, whose report thereon is also included in the Annual Report. The Annual Report is incorporated by reference in the Statement of Additional Information and may be obtained without charge by calling (800) 984-3384.

                                                      FOR THE YEAR ENDED
                                                      DECEMBER 31, 1997
                                               --------------------------------
                                                             ASSET       FIXED
                                               EQUITY     ALLOCATION    INCOME
CLASS Y SHARES                                  FUND         FUND         FUND
                                               ------     ----------    ------
Net asset value per share,
 beginning of period.....................      $10.00       $10.00       $10.00
Income from investment operations (a):
  Net investment income..................          --          .19          .68
  Net realized gains and change in
   unrealized appreciation on investments        2.35         1.58          .21
--------------------------------------------------------------------------------
    Total from investment operations ....        2.35         1.77          .89
--------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income ..          --         (.28)        (.61)
  Distributions of net capital gains ....       (1.22)        (.71)        (.13)
--------------------------------------------------------------------------------
Total distributions......................       (1.22)        (.99)        (.74)
--------------------------------------------------------------------------------
    Net asset value per share, end of period   $11.13       $10.78       $10.15
================================================================================
Total return (b).........................       23.50%       17.87%        9.18%
================================================================================
Ratios/supplemental data:
Net assets, end of period................ $60,334,274  $12,037,150  $21,875,782
Ratio of expenses to average net assets (b)      1.00%        1.00%         .60%
Ratio of net investment income to
 average net assets (b)..................         .03%        2.76%        6.28%

----------
(a) Per share amounts presented are based on an average of monthly shares outstanding during the year ended December 31, 1997.
(b) The Adviser and Administrator have voluntarily agreed to waive their fees and/or reimburse Fund expense to the extent that the ratio of expenses to average net assets would exceed on an annual basis 1.00 percent for the Equity and Asset Allocation Funds and .60 percent for the Fixed Income Fund. These voluntary limits may be discontinued by the Advisor and Administrator at any time after April 30, 1998. If the aforementioned agreements had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 1.24 percent for the Equity Fund, 2.14 percent for the Asset Allocation Fund and 1.44 percent for the Fixed Income Fund.

                                                          ASSET         FIXED
                                             EQUITY     ALLOCATION     INCOME
                                              FUND         FUND         FUND
                                             ------     ----------     ------
Supplemental data for all classes:
Net assets, end of period.......          $65,210,629  $13,112,655  $22,029,226
Portfolio turnover rate.........               199.12%      506.64%      367.82%
Average commission rate paid (a)               $.0584       $.0584           --

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS


      Each of the Funds has a different investment objective as described below. There can be no assurance that any of the Funds will achieve its investment objective. Each Fund is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of its investment adviser to make changes in investments in anticipation of changes in economic, business, and financial conditions. The investment objectives of the Funds are not fundamental, as defined below; the investment objective of the International Portfolio is fundamental.


      The different types of securities and investment techniques common to one or more Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates. The investments and investment techniques common to one or more Funds and their risks are described in greater detail in "Description of Securities and Investment Techniques" in the SAI.


      The Funds and the International Portfolio are subject to investment restrictions that are described under "Investment Restrictions" in the SAI. Those investment restrictions that are "fundamental policies" may not be changed without a majority vote of the outstanding shares of the affected Fund or the outstanding interests of the International Portfolio. Except as otherwise noted, all investment policies and practices described in this Prospectus and in the SAI are not fundamental, meaning that the Trust's Board of Trustees ("Board") or the AMR Trust's Board of Trustees ("AMR Trust Board") may change them without shareholder approval. See "Description of Securities and Investment Techniques" and "Investment Restrictions" in the SAI for further information.

CONSECO FIXED INCOME FUND


      In seeking its investment objective of providing the highest level of income as is consistent with the preservation of capital, the Conseco Fixed Income Fund invests primarily in investment grade debt securities. A debt security will be considered "investment grade" if it is rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, is determined by the Adviser to be of comparable quality. The Adviser seeks to reduce risk, increase income, and preserve or enhance total return by actively managing the Fund in light of market conditions and trends. The Adviser seeks to enhance total return specifically through purchasing securities which the Adviser believes are undervalued and selling, when appropriate, those securities the Adviser believes are overvalued. In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security. The Conseco Fixed Income Fund may invest in debt securities issued by publicly and privately held U.S. and foreign companies, the U.S. Government and agencies and instrumentalities thereof, states and their political subdivisions, agencies, and instrumentalities ("municipal securities"), and foreign governments and their agencies and instrumentalities. The interest on the municipal securities in which the Fund invests typically is not exempt from federal income tax. The Conseco Fixed Income Fund may also invest in mortgage-related debt securities, asset-backed debt securities, and other forms of debt securities. See "Debt Securities" and "Mortgage-Backed Securities" below and in the SAI. In addition, up to 15% of the Fund's assets may be invested directly in equity securities, including preferred and common stocks, convertible debt securities and debt securities carrying warrants to purchase equity securities, and up to 10% of the Fund's assets may be invested in lower-rated fixed income securities, commonly known as "junk bonds" or "high yield securities." Lower-rated fixed income securities are securities rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), securities comparably rated by another NRSRO, or unrated securities of equivalent quality. For information about the risks associated with lower-rated fixed income securities, see "Risks Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI.


      Debt securities purchased by the Conseco Fixed Income Fund may be of any maturity. It is anticipated that the dollar weighted average life of the debt portfolio will be between seven and 15 years, but may be shorter or longer depending on market conditions. While the Conseco Fixed Income Fund intends to invest in debt securities in order to achieve its investment objective of obtaining the highest level of income as is consistent with preservation of capital, it may from time to time invest in debt securities which offer higher capital appreciation potential. Such investments would be in addition to that portion of the Fund which may be invested in common stocks and other types of equity securities.


      Fixed income securities will be affected by changes in interest rates. When interest rates decline, the market value of a fund invested at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of a fund invested at lower yields can be expected to decline. Therefore, the Conseco Fixed Income Fund may engage in portfolio trading to take advantage of market developments and yield disparities; for example, shortening the average maturity of the Fund in anticipation of a rise in interest rates so as to minimize depreciation of principal, or lengthening the average maturity of the Fund in anticipation of a decline in interest rates so as to maximize appreciation of principal. For more information, see "Portfolio Turnover" below.


      The Conseco Fixed Income Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities;

and selling securities short. See "Description of Securities and Investment Techniques" in the SAI for further information.

CONSECO HIGH YIELD FUND


      The investment objective of the Conseco High Yield Fund is to provide investors with a high level of current income, with a secondary objective of capital appreciation. In seeking to achieve the Fund's objectives, the Adviser, under normal circumstances, invests at least 65% of the Fund's total assets in high yield, high risk lower-rated fixed income securities (as defined above in the investment program of the Conseco Fixed Income Fund). The lower-rated fixed income securities in which the Fund invests include corporate debt securities and preferred stock, convertible securities, zero coupon securities, other deferred interest securities, mortgage-backed securities and asset-backed securities. The Fund may invest in securities rated as low as C by Moody's or D by S&P, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. Such obligations are highly speculative and may be in default or in danger of default as to principal and interest. For information about the risks associated with lower-rated fixed income securities, see "Risks Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI. The Appendix to this Prospectus describes Moody's and S&P's rating categories.


      The Fund may invest in high yield municipal securities. The interest on the municipal securities in which the Fund invests typically is not exempt from federal income tax. The Fund's remaining assets may be held in cash, money market instruments, or securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government securities"), or may be invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the Fund or are acquired as part of a unit consisting of a combination of fixed income securities and equity investments. Such remaining assets may also be invested in investment grade debt securities (as defined above in the investment program of the Conseco Fixed Income Fund, and including municipal securities). Moreover, the Fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment.


      The Fund may invest in zero coupon securities and payment-in-kind securities. A zero coupon security pays no interest to its holders prior to maturity, and a payment-in-kind security pays interest in the form of additional securities. These securities will be subject to greater fluctuation in market value in response to changing interest rates than securities of comparable maturities that make periodic cash distributions of interest.


      The Fund may also invest in equity and debt securities of foreign issuers, including issuers based in emerging markets. As a non-fundamental policy, the Fund may invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Fund presently does not intend to invest more than 25% of its total assets in such securities. In addition, the Fund presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for further information.


      The Fund may invest in private placements, securities traded pursuant to Rule 144A under the Securities Act of 1933 ("1933 Act") (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid under guidelines adopted by the Board. As a matter of fundamental policy, the Fund will not (1) invest more than 5% of its total assets in any one issuer, except for U.S.

Government securities or (2) invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.


      The Adviser does not rely solely on the ratings of rated securities in making investment decisions but also evaluates other economic and business factors affecting the issuer. Ratings are only the opinions of the agencies issuing them and are not absolute standards as to quality. The Adviser seeks to enhance total return specifically through purchasing securities which it believes are undervalued and selling, when appropriate, those securities it believes are overvalued. In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security.


      The Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objectives. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward foreign currency contracts ("forward contracts") and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short; and entering into swaps and other interest rate transactions. See "Description of Securities and Investment Techniques" in the SAI for further information.

CONSECO ASSET ALLOCATION FUND


      The investment objective of the Conseco Asset Allocation Fund is to seek a high total investment return consistent with the preservation of capital and prudent investment risk. The Fund seeks to achieve this objective by pursuing an active asset allocation strategy whereby investments are allocated, based upon thorough investment research, valuation and analysis of market trends and the anticipated relative total return available, among various asset classes, including fixed income securities, equity securities and money market instruments. Total investment return consists of current income, including dividends, interest, and discount accruals, and capital appreciation. Achieving this Fund's objective depends on the Adviser's ability to assess the effect of economic and market trends on different sectors of the market. In seeking to maximize total return, the Conseco Asset Allocation Fund follows an asset allocation strategy contemplating shifts (which may be frequent) among a wide range of investments and market sectors. These shifts may result in high portfolio turnover. See "Portfolio Turnover" below for more information. The Fund's investments will be designed to maximize total return during all economic and financial environments, consistent with prudent risk as determined by the Adviser.


      The Conseco Asset Allocation Fund may invest in U.S. Government securities, intermediate and long-term debt securities and equity securities of domestic and foreign issuers, including common and preferred stocks, convertible debt securities, and warrants. If the Adviser deems stock market conditions to be favorable or debt market conditions to be uncertain or unfavorable, a substantially higher percentage of the Fund's total assets may be invested in equity securities. If, however, the Adviser believes that the equity environment is uncertain or unfavorable, the Fund may decrease its investments in equity securities and increase its investments in debt securities. Furthermore, if the Adviser believes that inflationary or monetary conditions warrant a significant investment in companies involved in precious metals, the Fund may invest up to 10% of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals. Additionally, the Conseco Asset Allocation Fund may make temporary defensive investments (i.e., money market instruments) without limit if it is believed that market conditions warrant a more conservative investment strategy.


      The Conseco Asset Allocation Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; purchasing foreign securities; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" in the SAI for further information.


      The maturities of the debt securities in the Conseco Asset Allocation Fund will vary based in large part on the Adviser's expectations as to future changes in interest rates. However, the Adviser anticipates that the debt component of the Fund will generally be invested primarily in intermediate and/or long-term debt securities. The Adviser anticipates that the equity portion of the Fund will be widely diversified by both industry and number of issuers. The Adviser's stock selection methods will be based in part upon variables which it believes significantly relate to the future market performance of a stock, such as recent changes in earnings per share and their deviations from analysts' expectations, past growth trends, price movement of the stock itself, publicly recorded trading transactions by corporate insiders, and relative price-earnings ratios. The Adviser anticipates that investment opportunities will often be sought among securities of larger, established companies, although securities issued by companies with small and medium capitalizations ("small- and mid-cap companies") may also be selected. See "Small and Medium Capitalization Companies" below for further information.


      The Conseco Asset Allocation Fund may invest in high yield, high risk lower-rated fixed income securities (as defined above in the investment program of the Conseco Fixed Income Fund) which are not believed to involve undue risk to income or principal. The Conseco Asset Allocation Fund does not intend to invest more than 25% of its total assets (measured at the time of investment) in lower-rated fixed income securities. The lowest rating categories in which the Fund will invest are CCC/Caa. Securities in those categories are considered to be of poor standing and are predominantly speculative. For information about the risks associated with lower-rated fixed income securities, see "Risks Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI. The Fund may also invest in investment grade debt securities (as defined above in the investment program of the Conseco Fixed Income Fund). The Adviser seeks to enhance total return specifically through purchasing securities which the Adviser believes are undervalued and selling, when appropriate, those securities the Adviser believes are overvalued. In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security.


      The Conseco Asset Allocation Fund may also invest in zero coupon securities and payment-in-kind securities (see the discussion with respect to the Conseco High Yield Fund, above).

      The Conseco Asset Allocation Fund may also invest in equity and debt securities of foreign issuers, including non-U.S. dollar-denominated securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. As a non-fundamental operating policy, the Conseco Asset Allocation Fund will not invest more than 50% of its total assets (measured at the time of investment) in foreign securities. See "Foreign Securities" below and "Description of Securities and Investment Techniques" in the SAI for further information.

CONSECO EQUITY FUND


      In seeking its objective of providing a high equity total return consistent with preservation of capital and a prudent level of risk, the Conseco Equity Fund attempts to achieve a total return (i.e., price appreciation plus potential dividend yield) primarily through investment in selected equities (i.e., common stocks and other securities having the investment characteristics of common stocks, such as convertible debentures and warrants). However, if market conditions indicate their desirability, the Adviser may, for defensive purposes, temporarily invest all or a part of the assets of the Conseco Equity Fund in money market instruments.


      The Adviser expects that the Fund's equity investments will be widely diversified by both industry and number of issuers. The Adviser's stock selection methods will be based in part upon the analysis of variables which it believes significantly relate to the future market performance of a stock, such as recent changes in earnings per share and their deviations from analysts' expectations, past growth trends, price movement of the stock itself, publicly recorded trading transactions by corporate insiders, and relative price-earnings ratios. The Adviser expects that investment opportunities will often be sought among securities of small- and mid-cap companies. See "Small and Medium Capitalization Companies" below for further information. Securities issued by larger, established companies may also be selected.


      By investing in securities that are subject to market risk, the Conseco Equity Fund is subject to greater fluctuations in its market value and involves the assumption of a higher degree of risk as compared to a fund seeking stability of principal, such as a money market fund, or a fund investing primarily in U.S. Government securities. To maximize potential return, the Adviser may utilize a variety of investment techniques and strategies including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of American Depository Receipts ("ADRs"); purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" in the SAI for further information. The Conseco Equity Fund may also invest up to 5% of its assets in lower-rated fixed income securities. The Fund will not invest in rated fixed income securities which are rated below CCC/Caa. See "Appendix A" to this Prospectus for further discussion regarding securities ratings. For information about the risks associated with lower-rated fixed income securities, see "Risks Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI.

CONSECO INTERNATIONAL FUND


      The investment objectives of the Conseco International Fund and the International Portfolio are to realize long-term capital appreciation. The Fund has a fundamental investment policy which allows, but does not require, it to invest all of its investable assets in another investment company having substantially the same investment objective and policies. All other fundamental investment policies and the non-fundamental investment policies of the Fund and the Portfolio are substantially similar (except with respect to borrowing, as discussed in the SAI). The Fund invests only in the Portfolio. Therefore, although the following discusses the investment policies of the Portfolio, it applies equally to the Fund.


      The Portfolio invests primarily in a diversified portfolio of equity securities of issuers based outside the United States. AMR allocates the assets of the Portfolio among one or more investment advisers designated for the Portfolio. Hotchkis and Wiley, Morgan Stanley Asset Management Inc. and Templeton Investment Counsel, Inc. currently serve as investment advisers to the Portfolio. See "Management - AMR and the Investment Advisers to the International Equity Portfolio."


      Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of 80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any NRSRO or, if unrated, are deemed to be of comparable quality by the applicable investment adviser and traded publicly on a world market, or in cash or cash equivalents, including investment grade short-term obligations, or in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.


      The investment advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.


      Overseas investing carries potential risks not associated with domestic investments. These risks are often greater for investments in emerging or developing countries. See "Investment Techniques and Other Investment Policies Foreign Securities" below.


      The Portfolio will limit its investments to those in countries which have been recommended by AMR and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risks of investing in a country and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of the country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom.


      The Portfolio may trade forward contracts, which are derivatives, to hedge currency fluctuations of underlying stock or bond positions or in other circumstances permitted by the Commodity Futures Trading Commission. Forward contracts to sell foreign currency may be used when the management of the

Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts are also entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to: (1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.


      The Portfolio also may trade currency futures for the same reasons as for entering into forward contracts as set forth above. Currency futures are traded on U.S. and foreign currency exchanges. The use of currency futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the currency futures contracts themselves. The Portfolio may not enter into currency futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Currency futures contracts, which are derivatives, are discussed in greater detail in the SAI.


      As a matter of fundamental policy, the Portfolio may not (1) invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than U.S. Government securities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Portfolio's total assets, or (2) invest more than 25% of its total assets in the obligations of companies primarily engaged in any one industry, provided that: (i) this limitation does not apply to U.S. Government securities; (ii) municipalities and their agencies and authorities are not deemed to be industries; and (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered separate industries). In addition, as a non-fundamental investment restriction, the Portfolio may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.


      The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction which was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.


CONSECO 20 FUND


      The investment objective of the Conseco 20 Fund is to seek capital appreciation. The Fund invests primarily in common stocks of companies that the Adviser believes have above average growth prospects. The Fund is
"non-diversified" (meaning that it is not limited under the 1940 Act in the percentage of assets that it may invest in any one issuer) and normally concentrates its investments in a core position of approximately 20 common stocks. Because the Fund may invest a larger portion of its assets in the securities of a single issuer than a "diversified" fund, an investment in the Fund may be subject to greater fluctuations in value than an investment in a "diversified" fund. However, the Fund intends to comply with the standards under the Code, that limit a regulated investment company's investments in any one issuer's securities or in the securities (other than U. S. Government securities) of a limited number of issuers. See "Taxes" in the SAI.


      The Fund generally will invest in companies whose earnings are believed to be in a relatively strong growth trend and, to a lesser extent, in companies in which significant further growth is not anticipated but whose stocks are thought to be undervalued by the market. In identifying companies with favorable growth prospects, the Adviser ordinarily looks to certain characteristics, such as the following:


   o      prospects for above-average sales and earnings growth
   o      high return on invested capital
   o overall financial strength, including sound financial and accounting policies and a strong balance sheet
   o      competitive  advantages,  including  innovative  products  and service
   o      effective research, product development, and marketing
   o      stable, capable management.


      Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks. The Fund may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. See "Small and Medium Capitalization Companies" below for further information. While the emphasis of the Fund is on common stocks, the Fund may invest its remaining assets in preferred stocks, convertible securities, and warrants, and in debt obligations when the Adviser believes that they are more attractive than stocks on a long-term basis. The debt obligations in which it invests will be primarily investment grade debt securities, U.S. Government securities, or short-term debt securities. However, the Fund may invest up to 5% of its total assets in lower-rated fixed income securities. When the Adviser determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term debt securities.


      The Fund may invest up to 25% of its total assets in equity and debt securities of foreign issuers. The Fund presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for more information.


      To maximize potential return, the Adviser may utilize a variety of investment techniques and strategies, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" in the SAI for further information.


INVESTMENT TECHNIQUES AND OTHER INVESTMENT POLICIES


      References in this section to "a Fund," "the Funds" or "the Conseco International Fund" include the International Portfolio, unless the context otherwise requires.

SMALL AND MEDIUM CAPITALIZATION COMPANIES


      The Conseco 20 Fund may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. The Conseco Equity Fund and Conseco Asset Allocation Fund also may invest in small- and mid-cap companies. While these companies generally have potential for rapid growth, investments in such companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies may lack the management experience, financial resources, product diversification, and competitive strengths of companies with larger market capitalizations. In addition, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, these securities may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small- and mid-cap company securities. As a result, an investment in any of these Funds may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for these Funds than in a fund that invests in larger, more established companies.


PREFERRED STOCK


      The Funds may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.


DEBT SECURITIES


      The Funds (except the Conseco International Fund and the International Portfolio) may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and all of the Funds except the Conseco Equity Fund may invest in debt securities of foreign issuers that may or may not be U.S.
dollar-denominated.


      The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade debt securities, do not provide the high degree of security with respect to payment of principal and interest associated with higher-rated debt securities, and generally have some speculative characteristics. A debt security will be placed in this rating category when interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated BBB or Baa (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

      Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock (see "Convertible Securities" below), or may be bought as part of a unit containing common stock. A debt security may be subject to redemption at the option of the issuer at a price set in the security's governing instrument.


      In selecting corporate debt securities for the Funds (except the Conseco International Fund and the International Portfolio), the Adviser reviews and monitors the creditworthiness of each issuer and issue. The Adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.


      RISKS ASSOCIATED WITH HIGH YIELD DEBT SECURITIES. The Funds (except the Conseco International Fund and the International Portfolio) may invest in high yield, high risk, lower-rated fixed income securities. Lower-rated fixed income securities are subject to all risks inherent in any investment in debt securities. As discussed below, these risks are significantly greater in the case of lower-rated fixed income securities.


      Lower-rated fixed income securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Lower-rated fixed income securities are deemed by rating agencies to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.


      An economic downturn affecting the issuer may result in a weakened capacity to make principal and interest payments and an increased incidence of default. In addition, a fund that invests in lower-rated securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated fixed income securities, the success of such investments is dependent upon the credit analysis of the Adviser. Although the market for lower-rated fixed income securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. This market may be thinner and less active than the market for higher quality securities, which may limit the ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.


CONVERTIBLE SECURITIES


      The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.


      The value of a  convertible  security  is a  function  of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Fund's ability to achieve its investment objective.


ZERO COUPON BONDS


      The Conseco 20, Conseco Asset Allocation and Conseco High Yield Funds may invest in zero coupon securities. Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity (or the first interest payment date) at a rate of interest reflecting the market rate at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.


      The original issue discount on zero coupon bonds must be included in a Fund's income ratably as it accrues. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to a Fund and when the Fund would not otherwise choose to dispose of the assets.


PAY-IN-KIND BONDS


      The Conseco High Yield and Conseco Asset Allocation Funds may invest in pay-in-kind bonds. These bonds pay "interest" through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults.


      The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, a Fund most likely will be required to distribute income accrued with respect to these securities, even though the Fund has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

MORTGAGE-BACKED SECURITIES


      The Funds (except the Conseco International Fund and the International Portfolio) may invest in mortgage-backed securities. Mortgage-backed securities are interests in "pools" of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," below). These Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations," below), and in other types of mortgage-related securities. The Conseco 20 Fund presently does not intend to invest more than 5% of its assets in mortgage-backed securities.


      MORTGAGE PASS-THROUGH SECURITIES. These are securities representing interests in pools of mortgages in which periodic payments of both interest and principal on the securities are made by "passing through" periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae ("FNMA") or Freddie Mac ("FHLMC")). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.


      GNMA CERTIFICATES. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. As a result, GNMA certificates are considered to have a low risk of default, although they are subject to the same market risk as comparable debt securities. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.


      FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in pools of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

      FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.


      As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.


      COLLATERALIZED MORTGAGE OBLIGATIONS AND MORTGAGE-BACKED BONDS. Mortgage-backed securities may be issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received, although not necessarily on a pro rata basis. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.


      STRIPPED MORTGAGE-BACKED SECURITIES. The Conseco High Yield Fund may invest in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as "IOs") or only the principal portion of the underlying mortgage pools (commonly referred to as "POs"). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Most IOs and POs are regarded as illiquid and will be included in the Fund's limit on illiquid securities.


      RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions and IOs and POs, are subject to early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.


TRUST ORIGINATED PREFERRED SECURITIES


      The Conseco High Yield Fund may also invest in trust originated preferred securities, a relatively new type of security issued by financial institutions such as banks and insurance companies and other issuers. Trust originated preferred securities represent interests in a trust formed by the issuer. The trust sells preferred shares and invests the proceeds in notes issued by the same entity. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to the Fund. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.


LOAN PARTICIPATIONS AND ASSIGNMENTS


      The Conseco High Yield Fund may also invest in loan participations or assignments. In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations may also be purchased by the Fund when the borrowing company is already in default.


      In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by the Fund will be illiquid and therefore subject to the Fund's limit on illiquid investments.


COLLATERALIZED BOND OBLIGATIONS


      A collateralized bond obligation ("CBO") is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into "tiers" representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (I.E. money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

FOREIGN SECURITIES


      The Funds may invest in securities of foreign issuers. These securities may be U.S. dollar denominated or non-U.S. dollar denominated. Foreign securities include securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.


      Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Fund to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that may not move in a manner parallel to U.S. markets.


      Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions on foreign investments or repatriation of capital. In addition, with respect to certain countries, there is the possibility of nationalization or expropriation of assets; confiscatory taxation; political, social or financial instability; and war or other diplomatic developments that could adversely affect investments in those countries. Since a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund generally will incur costs in connection with conversion between various currencies.


      There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs, custodial fees and management costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve longer time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.


      All of the foregoing risks may be intensified in emerging markets.


      Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Fund or its investors in all cases.


      ADRs are certificates issued by a U.S. bank or trust company representing an interest in securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Funds may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. European Depositary Receipts

("EDRs") are certificates issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. EDRs are designed for use in European securities markets.


RESTRICTED SECURITIES, RULE 144A SECURITIES AND ILLIQUID SECURITIES


      The Funds (except the Conseco International Fund and the International Portfolio) may invest in restricted securities, such as private placements, and in Rule 144A securities. Once acquired, restricted securities may be sold by a Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. If sold in a privately negotiated transaction, a Fund may have difficulty finding a buyer and may be required to sell at a price that is less than it had anticipated. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities are generally considered illiquid.


      Rule 144A securities, although not registered, may be resold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. The Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid.


      A Fund may not invest in any security if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued.


PRIVATE PLACEMENT OFFERINGS (CONSECO INTERNATIONAL FUND AND INTERNATIONAL PORTFOLIO)


      Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act, and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Portfolio that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolio through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity. The Portfolio will not invest more than 15% of its net assets in Section 4(2) securities and illiquid securities unless the applicable investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) securities held by the Portfolio in excess of this level are at all times liquid.


      The AMR Trust Board and the applicable investment adviser, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolio's investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing the Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

REPURCHASE AGREEMENTS


      The Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, to minimize the risk, the Funds will enter into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the Board or the AMR Trust Board. No more than 15% of a Fund's assets may be subject to repurchase agreements maturing in more than seven days.


SECURITIES LENDING


      The Funds may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, U.S. Government securities, and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. The Conseco 20 Fund, the Conseco High Yield Fund, and the Conseco International Fund will not make such loans if, as a result, the aggregate amount of all outstanding securities loans would exceed 33 1/3% of the Fund's total assets. As a fundamental policy of Conseco Equity Fund, the Conseco Asset Allocation Fund, and the Conseco Fixed Income Fund, such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans would exceed 15% of each Fund's total assets. A Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Funds seek to minimize this risk by making loans only to borrowers which are deemed by the Adviser or AMR, as appropriate, to be of good financial standing and that have been approved by the Board or the AMR Trust Board, respectively.


      AMR will receive compensation for administrative and oversight functions with respect to securities lending by the International Portfolio. The amount of such compensation will depend on the income generated by the loan of the Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolio to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by AMR.


      Subject to receipt of exemptive relief from the SEC, the Portfolio also may invest cash collateral received from securities lending transactions in shares of one or more registered investment companies managed by AMR.


BORROWING


      The Funds (except the Conseco International Fund and the International Portfolio) may borrow money to purchase securities, which is a form of leverage. This leverage may exaggerate the gains and losses on a Fund's investments and changes in the net asset value of that Fund's shares. Leverage also creates interest expenses; if those expenses exceed the return on the transactions that the borrowings facilitate, a Fund will be in a worse position than if it had not borrowed. The use of derivatives in connection with leverage may create the potential for significant losses. The Funds may pledge assets in connection with permitted borrowings. Each Fund may borrow an amount up to 33 1/3 % of its assets.

PORTFOLIO TURNOVER


      The Funds do not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives. It is anticipated that the annual turnover rate of the Conseco High Yield Fund and Conseco 20 Fund normally will not exceed 400%. In the last fiscal year, the portfolio turnover rate was 368% for the Conseco Fixed Income Fund, 507% for the Conseco Asset Allocation Fund, and 199% for the Conseco Equity Fund, and 15% for the International Portfolio. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in realized short-term capital gains or losses. See "Dividends, Other Distributions and Taxes."


ADDITIONAL INFORMATION ABOUT THE MASTER-FEEDER STRUCTURE


      The Conseco International Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in the International Portfolio of the AMR Trust, which is a separate investment company managed by AMR. The AMR Trust is registered under the 1940 Act as an open-end diversified management investment company and was organized as a New York common law trust on June 27, 1995. The predecessor of the International Portfolio commenced operations on August 7, 1991 and transferred all of its investable assets to the Portfolio on November 1, 1995. The AMR Trust currently issues eight separate series of shares. The assets of the Portfolio belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other series of the AMR Trust.


      The Board believes that the Conseco International Fund will achieve economies of scale by investing in the Portfolio, which could reduce the Fund's expenses. In addition to selling its interests to the Conseco International Fund, the Portfolio currently sells its interests to other investment companies and/or other institutional investors. All institutional investors in the Portfolio pay a proportionate share of the Portfolio's expenses and invest in the Portfolio on the same terms and conditions. However, other investment companies investing all of their assets in the Portfolio are not required to sell their shares at the same public offering price as the Conseco International Fund and are allowed to charge different sales commissions and to have different fees and expenses. Therefore, investors in the Conseco International Fund may experience different returns than investors in another investment company that invests exclusively in the Portfolio. Information regarding other investment companies that invest in the Portfolio is available by calling (800) 967-9009.


      The Conseco International Fund's investment in the Portfolio may be materially affected by the actions of large investors in the Portfolio. For example, as with all open-end investment companies, if a large investor were to redeem its interest in the Portfolio, the Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, the Portfolio's security holdings also could become less diverse, resulting in increased risk. Investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio could have effective voting control over its operation.


      The Conseco International Fund may withdraw its entire investment from the Portfolio at any time if the Board determines that it is in the best interests of the Conseco International Fund and its shareholders to do so. The Conseco International Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Conseco International Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Conseco International

Fund and could affect adversely the liquidity of the Conseco International Fund's portfolio. If the Conseco International Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the Conseco International Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Conseco International Fund's assets by the Adviser in accordance with the Fund's investment objective and policies or the investment of all of the Conseco International Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. In the event the Board determines not to have the Adviser manage the Conseco International Fund's assets, the inability of the Fund to find a suitable replacement investment could have a significant impact on shareholders of the Conseco International Fund.


      Each investor in the Portfolio, including the Conseco International Fund, will be liable for all obligations of the Portfolio, but not of any other series of the AMR Trust. The risk to an investor in the Portfolio of incurring financial loss beyond the amount of its investment on account of such liability, however, would be limited to the unlikely circumstance in which the Portfolio was unable to meet its obligations. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors. For additional information regarding liability of shareholders of the Conseco International Fund, see "General" in the SAI.


MANAGEMENT


      The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Adviser, as set forth below. The Trust's officers supervise the daily business operations of the Trust. For information about the Trust's Board of Trustees and the Trust's officers, see "Management" in the SAI. The AMR Trust Board has general supervisory responsibility over the AMR Trust's affairs.


THE ADVISER


      Conseco Capital Management, Inc., 11825 N. Pennsylvania Street, Carmel, Indiana 46032, has been retained under Investment Advisory Agreements with the Trust to provide investment advice and in general to supervise the management and investment program of the Trust and each Fund. The Adviser is a wholly-owned subsidiary of Conseco, Inc., a publicly-owned financial services company, the principal operations of which are in development, marketing, and administration of specialized annuity, life and health insurance products. The Adviser manages and serves as sub-adviser to other registered investment companies and manages all of the invested assets of its parent company, Conseco, Inc., which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to the Conseco companies and affiliates. The Adviser also manages foundations, endowments, public and corporate pension plans, and private client accounts. As of December 31, 1997, the Adviser managed in excess of $32 billion in assets.


      The Adviser generally manages the affairs of the Trust, subject to the supervision of the Board. While the Conseco International Fund operates in a "master-feeder" structure, the Adviser is responsible for selecting the investment company in which that Fund invests. If the Adviser is not satisfied with the performance of that investment company, the Adviser will recommend to the Board other investment companies in which the Conseco International Fund may invest, or recommend that the Adviser manage the Conseco International Fund itself.

      Under the Investment Advisory Agreements, the Adviser has contracted to receive an investment advisory fee equal to an annual rate of .70% of the average daily net asset value of the Conseco Equity Fund, Conseco Asset Allocation Fund, Conseco 20 Fund, and Conseco High Yield Fund, 0.45% of the average daily net asset value of the Conseco Fixed Income Fund, and 1.00% of the average daily net asset value of the Conseco International Fund. The Adviser has voluntarily undertaken to reduce its advisory fee with respect to the Conseco Fixed Income Fund and the Conseco High Yield Fund until April 30, 1997. See "Fee Table" for more information. The Adviser has voluntarily agreed to waive all of its fees under the Conseco International Fund's Investment Advisory Agreement so long as that Fund invests all of its investable assets in the International Portfolio or another investment company with substantially the same investment objective and policies as the Fund. For more information about the Portfolio's management, see "AMR and the Investment Advisers to the International Equity Portfolio" below.


      The Adviser and the Administrator have voluntarily agreed to waive their fees and/or reimburse expenses to the extent that the ratio of expenses to net assets on an annual basis for Class Y shares of the Conseco Equity and Conseco Asset Allocation Funds exceeds 1.00%, the Conseco Fixed Income Fund exceeds 0.60%, the Conseco 20 Fund exceeds 1.25%, the Conseco High Yield Fund exceeds 0.90%, and the Conseco International Fund exceeds 1.75%. These voluntary limits may be discontinued at any time after April 30, 1999.


      The investment professionals primarily responsible for the management of the Funds (except the Conseco International Fund and the International Portfolio) with the respective responsibilities and business experience for the past five years are as follows:


      CONSECO FIXED INCOME FUND: Gregory J. Hahn, CFA, Senior Vice President, Portfolio Analytics, for the Adviser. He is responsible for the portfolio analysis and management of the institutional client accounts and analytical support for taxable portfolios. In addition, he has responsibility for SEC registered investment products as well as investments in the insurance industry. Mr. Hahn joined the Adviser in 1989.


      CONSECO HIGH YIELD FUND: Michael C. Buchanan, CFA, Second Vice President of the Adviser, William F. Ficca, Vice President and Director of Research of the Adviser, and Peter C. Andersen, CFA, Second Vice President, Portfolio Analytics for the Adviser. Mr. Buchanan is responsible for the Adviser's high yield, emerging markets and distressed debt trading, as well as overseeing its investment grade bond trading and Canadian research. Previously, he worked at the Adviser in convertible securities trading and industrial fixed income research. Mr. Buchanan joined the Adviser in 1990.


      Mr. Andersen is responsible for fixed income management of institutional client accounts. Mr. Andersen joined the Adviser in 1997. Prior to joining the Adviser, he was a portfolio manager for Colonial Management Associates in Boston, where he managed over $650 million in high yield, tax-free mutual funds.

      Mr. Ficca oversees the Adviser's research efforts. In addition, he is the portfolio manager of certain other investment products managed by the Adviser. Mr. Ficca joined the Adviser in 1991. Previously, Mr. Ficca worked in investment banking and traded corporate and government bonds.


      CONSECO ASSET ALLOCATION FUND: Gregory J. Hahn, CFA, Portfolio Manager of the fixed income portion of the Fund. See Mr. Hahn's business experience above. Thomas J. Pence, Portfolio Manager of the equity portion of the Fund. See Mr. Pence's business experience below.

      CONSECO EQUITY FUND: Thomas J. Pence, CFA, Vice President for the Adviser. He is responsible for the management of the Adviser's equity portfolios and oversight of the equity investment process. Mr. Pence joined the Adviser in 1992. Previously, Mr. Pence worked for five years as a securities analyst in the field of real estate acquisition and development in which he specialized in residential development and construction finance and was responsible for overseeing a project portfolio of $750 million in real estate assets.


      CONSECO 20 FUND: Thomas J. Pence, Vice President for the Adviser, and Erik
J. Voss, Senior Securities Analyst for the Adviser. See Mr. Pence's business experience above.


      Mr. Voss assists in research and portfolio management for all of the Adviser's equity portfolios. Mr. Voss joined the Adviser in 1996. Previously, he worked as an equity analyst for another investment adviser.


      Like other financial and business organizations, the Funds could be adversely affected if computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. The Adviser is taking steps that it believes are reasonable to address this problem in its own computer systems and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. The Adviser also attempts to evaluate the potential impact of this problem on the issuers of investment securities that the Funds purchase. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.


AMR AND THE INVESTMENT ADVISERS TO THE INTERNATIONAL EQUITY PORTFOLIO


      AMR has entered into a Management Agreement with the AMR Trust that obligates AMR to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust, including the International Portfolio. AMR, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 1997, AMR had assets under management totaling approximately $18.4 billion including approximately $6.1 billion under active management and $12.3 billion as named fiduciary or fiduciary adviser. Of the total, approximately $14.2 billion of assets are related to AMR Corporation.


      AMR develops the investment program for the International Portfolio, selects and changes investment advisers (subject to approval by the AMR Trust Board), allocates assets among investment advisers, monitors their investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions. For more information about these matters, see the SAI. AMR also provides the Portfolio with office space, office equipment and personnel necessary to manage and administer its operations.


      AMR oversees the Portfolio's participation in securities lending activities and any action taken by securities lending agents in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines.


      AMR bears the expense of providing the above services and pays the fees of the Portfolio's investment advisers. As compensation for doing so, AMR receives from the Portfolio an annualized advisory fee that is calculated and accrued daily, equal to the sum of (1) 0.10% of the net assets of the Portfolio, plus
(2) all fees payable by AMR to the Portfolio's investment advisers as described below. The advisory fee is payable quarterly in arrears. AMR also receives compensation in connection with securities lending activities. If the Portfolio lends its portfolio securities and receives cash collateral from the borrower, AMR may receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the borrower will pay to the Portfolio a loan fee. AMR may receive up to 25% of the loan fees posted by borrowers. Currently, AMR receives 10% of the net annual interest income from the investment of cash collateral or 10% of the loan fees posted by borrowers.


      William F. Quinn has served as President of AMR since it was founded in 1986 and Nancy A. Eckl serves as Vice President - Trust Investments of AMR. Ms. Eckl previously served as Vice President - Finance and Compliance of AMR from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Portfolio. These responsibilities include oversight of the investment advisers to the Portfolio, regular review of each investment adviser's performance and asset allocations among them.


      The Portfolio's investment advisers are listed below. Each investment adviser has entered into a separate investment advisory agreement with AMR to provide investment advisory services to the Portfolio. AMR is permitted to enter into new or modified advisory agreements with existing or new investment advisers without approval of Conseco International Fund shareholders or International Portfolio interest holders, but subject to approval of the AMR Trust Board. The SEC issued an exemptive order which eliminates the need for shareholder/interest holder approval, subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new adviser or implementing a material change with respect to an advisory contract, the Fund send a notice to shareholders containing information about the change that would be included in a proxy statement. AMR recommends investment advisers to the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by AMR. Allocations among investment advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. AMR need not allocate assets to each investment adviser designated for the Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by AMR, the AMR Trust Board or the interest holders of the Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and AMR does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.


      The investment advisers provide the Portfolio with portfolio investment management and related recordkeeping services. Each investment adviser has discretion to purchase and sell securities for its segment of the Portfolio's assets in accordance with the Portfolio's objective, policies and restrictions and the more specific strategies provided by AMR. As compensation for its services, each investment adviser is paid a fee by AMR out of the proceeds of the management fee received by AMR from the Portfolio.


      Hotchkis and Wiley, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley is a division of the Capital Management Group of Merrill Lynch Asset Management, L.P., a wholly owned indirect subsidiary of Merrill Lynch & Co., Inc. Assets under management as of December 31, 1997 were approximately $12.3 billion, which included approximately $1.1 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. The advisory contract provides for AMR to pay Hotchkis and Wiley an annualized fee equal to .60% of the first $10 million of assets under its discretionary management, .50% of the next $140 million of assets, .30% of the next $50 million of assets, .20% of the next $800 million of assets and .15% of all excess assets.


      Morgan Stanley Asset Management Inc. ("MSAM"), 25 Cabot Square, London, United Kingdom E14 4QA, is a wholly owned subsidiary of Morgan Stanley, Dean Witter & Co. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of September 30, 1997, MSAM, together with its other asset management affiliates, had assets under management totaling approximately $142.5 billion, including approximately $112.3 billion under active management and $20.2 billion as named fiduciary or fiduciary adviser. As of December 31, 1997, MSAM had investment authority over approximately $561.9 million of assets of AMR Corporation and its subsidiaries and affiliated entities. AMR pays MSAM an annual fee equal to .80% of the first $25 million in assets under its discretionary management, .60% of the next $25 million in assets, .50% of the next $25 million in assets and .40% of all excess assets.


      Templeton Investment Counsel, Inc. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1997, Templeton had discretionary investment management authority with respect to approximately $21.7 billion of assets, including approximately $511.6 million of assets of AMR Corporation and its subsidiaries and affiliated entities. AMR pays Templeton an annualized fee equal to .50% of the first $100 million in assets under its discretionary management, .35% of the next $50 million in assets, .30% of the next $250 million in assets and .25% on assets over $400 million.


      Solely for the purpose of determining the applicable percentage rates when calculating the fees for each investment adviser other than MSAM, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective investment adviser. For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the Portfolio.


ADMINISTRATIVE FEES


      Pursuant to an administration agreement ("Administration Agreement"), the Administrator supervises the overall administration of the Funds. These administrative services include supervising the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. In addition, while the Conseco International Fund operates in a "master-feeder" structure, the Administrator will monitor the performance of the investment company in which the Conseco International Fund invests, coordinate the Conseco International Fund's relationship with that investment company and communicate with the Board and shareholders regarding the performance of that investment company and the Fund's master-feeder structure.


      For providing these services, the Administrator receives a fee from each of the Funds (except the Conseco International Fund) of .20% per annum of its average daily net assets. The Administrator receives a fee from the Conseco International Fund of .75% per annum of its average daily net assets. Pursuant to the Administration Agreement, the Administrator reserves the right to employ one or more sub-administrators to perform administrative services for the Funds. The Bank of New York performs certain administrative services for each of the Funds, and AMR and State Street Bank and Trust Company ("State Street") perform services for the Conseco International Fund, pursuant to agreements with the Administrator.


PURCHASE AND REDEMPTION OF SHARES


HOW TO BUY SHARES

      You may purchase shares from any broker, dealer, or other financial intermediary that has a selling agreement with the Distributor. These firms may charge for their services in connection with your purchase order. In addition, as discussed below, an account may be opened for the purchase of shares of a Fund by mailing a completed account application and a check payable to the appropriate Fund to the Conseco Fund Group, P.O. Box 8017, Boston, Massachusetts 02266-8017. Or you may telephone (800) 986-3384 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application.


      In order to buy Class Y shares you must be an institutional investor or a qualifying individual investor. Institutional investors may include, but are not limited to, the following: (i) tax qualified retirement plans which have (a) at least $10 million in plan assets, or (b) 250 or more employees eligible to participate at the time of purchase, (ii) banks and insurance companies purchasing shares for their own account, (iii) investment companies not affiliated with the Adviser, (iv) tax-qualified retirement plans of the Adviser or brokers, dealers, and other financial intermediaries that have a selling agreement with the Distributor and their affiliates, (v) endowments, foundations and other charitable organizations or (vi) accounts established under wrap fee or asset allocation programs where the accountholder pays the sponsor an asset-based fee. A qualifying individual investor is an investor who is a client of the Adviser and is making a purchase of over $500,000 or whose purchase together with his current holdings of Class Y shares exceeds $500,000 or any other individual who meets the minimum investment requirement.


      Purchase orders for all Funds are accepted only on a business day as defined below. Orders for shares received by the Funds' Transfer Agent on any business day prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern Time) will receive that day's offering price. The offering price is net asset value. Orders received by the Transfer Agent after such time but prior to the close of business on the next business day will receive the next business day's offering price. A "business day" is any day on which the NYSE is open for business. It is anticipated that the NYSE will be closed Saturdays and Sundays and on days on which the NYSE observes New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


      Certain brokers, dealers, and other financial intermediaries may be authorized to accept purchase orders on behalf of the Funds. A Fund will be deemed to have received a purchase order when an authorized broker, dealer, or other financial intermediary accepts the order. Orders placed through an authorized broker, dealer, or other financial intermediary will receive the offering price next calculated after the order has been accepted by such an authorized firm. In all other cases, it is the responsibility of the broker, dealer, or other financial intermediary to forward customer orders received prior to the close of the NYSE to the Transfer Agent prior to its close of business that same day (normally 4:00 p.m. Eastern Time).

      Brokers, dealers and other financial intermediaries are required to provide payment within three business days after placing an order. WHEN MAKING PAYMENT FOR CONFIRMED PURCHASES VIA FEDERAL FUNDS WIRE, SUCH FIRMS MUST REFERENCE THE CONFIRMATION NUMBER TO ENSURE TIMELY CREDIT.


      Your initial purchase amount must be at least $500,000. Each Fund and the Distributor or Transfer Agent reserves the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.


      The Distributor may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made by the Distributor or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


      You will receive a confirmation of each new transaction in your account, which will also show you the number of Fund shares you own and the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued.


PURCHASES BY WIRE


      Purchases by wire transfer should be directed to the Transfer Agent. To receive an account number call (800) 986-3384 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time) on a business day (as defined above) on which your bank is open for business. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and the wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to: ABA # 011000028, State Street Bank, Boston, MA, Account # 9905-244-1. If you arrange for receipt by the Transfer Agent of Federal funds prior to the close of regular trading (normally 4:00 p.m. Eastern
Time) of the NYSE on a business day as defined above, you will receive that day's offering price. Your bank may charge for these services.


PURCHASES BY CHECK


      An initial investment made by check must be accompanied by an application, completed in its entirety. Additional shares of the Funds may also be purchased by sending a check payable to the applicable Fund, along with information regarding your account, including the account number, to the Transfer Agent. All checks should be drawn only on U.S. banks in U.S. funds, in order to avoid fees and delays. A charge may be imposed if any check submitted for investment does not clear. Third party checks will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.


HOW TO REDEEM SHARES OF THE FUNDS


      Shares are redeemed at net asset value next determined after receipt of a redemption request in good form on any business day, reduced by the amount of any federal income tax required to be withheld.

REDEMPTIONS BY MAIL


      A written request for redemption must be received by the Transfer Agent to constitute a valid tender for redemption. It will also be necessary for corporate investors and other associations to have an appropriate certification authorizing redemptions by a corporation or an association on file before a redemption request will be considered in proper form. A suggested form of such certification is provided on the application accompanying this Prospectus. A signature guarantee is required for redemptions of $50,000 or more. A signature guarantee may be obtained from most banks, brokers and dealers, credit unions, savings associations and financial institutions, but not from a notary public.


REDEMPTIONS BY WIRE OR TELEPHONE


      Brokers, dealers, or other financial intermediaries may communicate redemption orders by wire or telephone. These firms may charge for their services in connection with your redemption request but neither the Funds nor the Distributor imposes any such charges.


      The Funds and the Transfer Agent will not be responsible for the authenticity of telephone instructions or losses, if any, resulting from unauthorized shareholder transactions if the Funds or the Transfer Agent reasonably believe that such instructions are genuine. The Funds and the Transfer Agent have established procedures that the Funds believe are reasonably appropriate to confirm that instructions communicated by telephone are genuine. These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmations to shareholders of record not later than five days following any such telephone transactions. If the Funds and the Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.


REDEMPTIONS THROUGH BROKERS, DEALERS AND OTHER FINANCIAL INTERMEDIARIES


      Certain brokers, dealers, and other financial intermediaries may be authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when an authorized broker, dealer, or other financial intermediary accepts the order. Orders placed through an authorized broker, dealer, or other financial intermediary will receive the net asset value next calculated after the order has been accepted by such an authorized firm, minus any applicable contingent deferred sales charge. In all other cases, it is the responsibility of the broker, dealer, or other financial intermediary to forward customer redemption orders received prior to the close of the NYSE to the Transfer Agent prior to its close of business that same day (normally 4:00 p.m. Eastern Time).


EXPEDITED REDEMPTIONS


      You may have the payment of redemption requests (of $250 or more) wired or mailed directly to a domestic commercial bank account that you have previously designated. Normally, such payments will be transmitted on the second business day following receipt of the request (provided redemptions may be made). You may request a wire redemption by telephone or written request sent to the Transfer Agent. For telephone redemptions, call the Transfer Agent at (800) 986-3384. You must complete the "Expedited Redemptions" section of the application for this privilege to be applicable.

GENERAL


      Payment to shareholders for shares redeemed or repurchased will be made within seven days after receipt by the Transfer Agent. A Fund may delay the payment of redemption proceeds until the check used to purchase the shares being redeemed has cleared, which may take up to 15 days or longer. To reduce such delay, the Funds recommend that all purchases be made by bank wire Federal funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.


EXCHANGE PRIVILEGE


      Class Y shares of a Fund may be exchanged for shares of the same class of another Fund at the relative net asset values per share at the time of the exchange. The total value of shares of a fund purchased by exchange must at least equal the fund's minimum investment requirement. Before exchanging shares, you should consider the differences in investment objectives and expenses of the fund into which the exchange would be made. Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day..


ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE


      Electronic transfers through Automated Clearing House ("ACH") allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Initial purchase minimums apply. You must complete the "ACH" section of the application for this privilege to be applicable.


DETERMINATION OF NET ASSET VALUE


      The net asset value per share is determined for each class of shares for each Fund as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each business day (as previously defined) by dividing the value of the Fund's net assets attributable to a class (the class' pro rata share of the value of the Fund's assets minus the class' pro rata share of the value of the Fund's liabilities) by the number of shares of that class outstanding.


      For each of the Funds except the Conseco International Fund and the International Portfolio, the assets of the Fund are valued as follows:
Securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities with maturities of sixty
(60) days or less are valued at amortized cost.


      For the Conseco International Fund and the International Portfolio, equity securities listed on securities exchanges, including all but United Kingdom securities, are valued at the last quoted sales price on a designated exchange prior to the close of trading on the NYSE or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the NYSE. Securities of the United Kingdom held in the Portfolio are priced at the last jobber price (mid of the bid and offer prices quoted by the leading stock jobber in the security) prior to close of trading on the NYSE. Trading in foreign markets is usually completed each day prior to the close of the NYSE. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the NYSE. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Assets and liabilities denominated in foreign currencies and forward contracts are translated into U.S. dollar equivalents based on prevailing market rates. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.


DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


DIVIDENDS AND OTHER DISTRIBUTIONS


      Dividends from net investment income are declared and distributed quarterly by the Conseco Equity Fund, the Conseco Asset Allocation Fund and the Conseco 20 Fund, monthly by the Conseco Fixed Income Fund and the Conseco High Yield Fund, and annually by the Conseco International Fund; however, the Trustees may decide to declare dividends at other intervals. For dividend purposes, (1) net investment income of each of the Funds except the Conseco International Fund consists of all dividends and interest it receives, less its expenses (including fees payable to the Adviser and its affiliates), and (2) the Conseco International Fund's net investment income consists of its proportionate share of the Portfolio's dividends and interest, less that Fund's expenses and its proportionate share of the Portfolio's expenses. Distributions of each Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), net short-term capital gains, and net realized gains from foreign currency transactions -- in the case of the Conseco International Fund, its proportionate share of the Portfolio's gains -- are declared and distributed to its shareholders annually after the close of the Fund's fiscal year.


      Dividends and other distributions paid on each class of shares of a Fund are calculated at the same time and in the same manner. Dividends on Class A, Class B, and Class C shares of a Fund are expected to be lower than those on its Class Y shares because Class A, Class B, and Class C shares have higher expenses resulting from their distribution and service fees. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.


      DISTRIBUTION OPTIONS. When you open your account, specify on your application how you want to receive your distributions. For retirement accounts, all Fund distributions are reinvested. For other accounts, you have the following options:


      REINVEST ALL DISTRIBUTIONS. You can elect to reinvest all dividends and other distributions from a Fund in additional Fund shares of the same class.

      REINVEST INCOME DIVIDENDS ONLY. You can elect to reinvest dividends from a Fund in additional Fund shares of the same class while receiving other distributions by check or sent to your bank account.


      REINVEST OTHER DISTRIBUTIONS ONLY. You can elect to reinvest other distributions from a Fund in additional Fund shares of the same class while receiving dividends by check or sent to your bank account.


      RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and other distributions from a Fund or have them sent to your bank account.


TAXES


      Each Fund is treated as a separate corporation, and intends to qualify as a "regulated investment company" ("RIC"), under the Code. As such, and by complying with the applicable Code provisions regarding the amount and timing of its distributions, each Fund will be allowed a deduction for amounts distributed to its shareholders from its investment company taxable income (generally, its net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gain -- in the case of the Conseco International Fund, its share of the Portfolio's income and gain -- and will not be subject to federal income tax on those amounts. To qualify for treatment as a RIC, each Fund must, among other things, satisfy certain source of income and diversification requirements described in the SAI.


      Each Fund intends to distribute all its investment company taxable income and net capital gain so as to avoid federal income and excise taxes. Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) generally will be taxable to you as ordinary income. The portion of those dividends that does not exceed the aggregate dividends received by a Fund (in the case of the Conseco International Fund, its share of the dividends received by the Portfolio) from U.S. corporations will be eligible for the dividends-received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.


      Distributions of each Fund's net capital gain (whether paid in cash or reinvested additional shares), when designated as such, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a non-corporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Each Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain), in which event its shareholders must treat those portions accordingly.


      Shareholders who are not subject to tax on their income generally will not be required to pay tax on distributions from the Funds.


      Dividends and other distributions declared by a Fund in October, November, or December, but received by you in January, generally are taxable to you in the year in which declared. Each Fund will inform you after the end of each calendar year as to the amount and nature of dividends and other distributions paid (or deemed paid) to you for that year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain indicated above.


      When you redeem (sell) shares, it may result in a taxable gain or loss to you, depending on whether you receive more or less than your adjusted basis for the shares. An exchange of any Fund's shares, as described under "Purchase and Redemption of Shares -- Exchange Privilege," generally will have similar tax consequences. If you purchase shares of a Fund within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or part of that loss will not be deductible and will increase the basis of the newly purchased shares.


      Each Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.


      Some foreign countries may impose income or withholding taxes on certain dividends and interest payable to the International Portfolio. The Conseco International Fund's share of any such withheld taxes may either be treated by that Fund as a deduction or, if it satisfies certain requirements, it may elect to flow the tax through to its shareholders, who in turn may either treat it as a deduction or use it in calculating a credit against their federal income tax.


      The   foregoing  is  only  a  summary  of  certain   federal   income  tax
considerations affecting your investment in a Fund. More information is contained in the SAI. You should consult with your tax adviser about the effect of an investment in a Fund on your particular tax situation.


PERFORMANCE INFORMATION

CONSECO FIXED INCOME FUND, CONSECO ASSET ALLOCATION FUND, AND CONSECO EQUITY
FUND

      The Conseco Fixed Income Fund, Conseco Asset Allocation Fund, and Conseco Equity Fund commenced operations on January 2, 1997. The average annualized total returns for Class Y of those Funds for the period from January 2, 1997 to December 31, 1997 were 9.18%, 17.87% and 23.50% for Conseco Fixed Income Fund, Conseco Asset Allocation Fund, and Conseco Equity Fund, respectively. Total returns would have been lower if the Adviser and Administrator had not waived fees and/or reimbursed expenses of each Fund.


      These Funds are modeled after previously existing funds of the Conseco Series Trust (the "CST Funds") that are managed by the Adviser and have investment objectives and policies substantially similar to the corresponding Funds. The CST Funds are used as investment vehicles for the assets of variable annuity and variable life insurance contracts issued by Conseco affiliates.


      Below you will find information about the performance of the CST Funds. Although the Conseco Fixed Income Fund, Conseco Asset Allocation Fund and
Conseco Equity Fund have substantially similar investment objectives and policies, the same investment adviser and the same portfolio managers as the corresponding CST Funds, you should not assume that the Funds will have the same future performance as the CST Funds. For example, any Fund's future performance may be greater or less than the performance of the corresponding CST Fund due to, among other things, differences in expenses and cash flows between a Fund and the corresponding CST Fund. Moreover, past performance information is based on historical earnings and is not intended to indicate future performance.


      The investment characteristics of each of these Funds will closely resemble the investment characteristics of the corresponding CST Fund. Depending on the Fund involved, similarity of investment characteristics may involve factors such as industry diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes, and individual holdings.


      These Funds do have differences from the CST Funds, although the Adviser does not believe these practices would cause a significant change in investment results. Investors should note the following differences from the CST Funds: (1) the Funds may invest in swaps, caps, floors and collars; (2) the Funds may lend portfolio securities; and (3) the Funds may sell securities short. See the SAI for further details about these practices.


      The table below sets forth each Fund, its corresponding CST Fund, the date the Adviser began managing the CST Fund (referred to as the "inception date") and asset size as of December 31, 1997.


       FUND                    Corresponding CST Fund
                               (INCEPTION DATE AND ASSET SIZE)

       Fixed Income Fund       Corporate Bond Portfolio (May 1, 1993)

                               $ 20,187,193

       Asset Allocation Fund   Asset Allocation Portfolio (November 20,
                               1991)

                               $ 27,265,057

       Equity Fund             Common Stock Portfolio (November 20, 1991)

                               $216,896,715

      The following table shows the average annualized total returns for the CST Funds for the one, three and five year periods ended December 31, 1997 and for the periods from inception of the CST Funds to December 31, 1997. These figures are based on the gross investment performance of the CST Funds. Note that the actual investment performance experienced by investors in variable annuity and variable life insurance contracts issued by Conseco affiliates would be lower than the gross investment performance of the CST Funds due to expenses at the separate account level; these expenses typically are higher than those borne by investors in the Funds. From the gross investment performance figures, the Total Operating Expenses reflected in the fee table herein are deducted to arrive at the net return. CST Fund performance does not represent the historical performance of the Funds and should not be interpreted as indicative of the future performance of the Funds.

ASSUMING CLASS Y SHARE TOTAL OPERATING EXPENSES.

Cst Fund              1 Year    3 Years    5 Years     Since Inception
--------              ------    -------    -------     ---------------


Corporate Bond          9.86%     10.89%       N/A          7.66%
Portfolio

Asset Allocation       17.77%     24.87%     19.33%         16.27%
Portfolio

Common Stock           18.37%     32.76%     20.97%         21.70%
Portfolio




CONSECO INTERNATIONAL FUND


      The Conseco International Fund commenced operations in January 1998. However, the Conseco International Fund invests all of its investable assets in the International Portfolio and, in accordance with SEC staff positions, has adopted the Portfolio's performance as its own. The following table shows the Fund's average annual total returns for the one- and five-year periods ended October 31, 1997 and for the period from the inception of the International Portfolio's predecessor (August 7, 1991) until October 31, 1997. For periods following the conversion of the International Portfolio's predecessor into a master/feeder structure on November 1, 1995, the total returns shown below represent the actual investment performance of the Portfolio (the master fund) only and would have been lower if the fees and expenses typically imposed by a feeder fund (such as the Conseco International Fund) also had been reflected. Past results do not guarantee future performance.

          Average Annual Total Returns for Periods Ended October 31, 1997



                                                                Since Inception
            1 YEAR                     5 YEARS                 (AUGUST 7, 1991)
            ------                     -------                 ----------------

            19.40%                      18.27%                      12.33%




GENERAL


      Each of the Funds may from time to time advertise certain investment performance information. Performance information may consist of yield and average annual total return quotations reflecting the deduction of all applicable charges over a period of time. A Fund also may use aggregate total return figures for various periods, representing the cumulative change in value of an investment in a Fund for the specific period. Performance information may be shown in schedules, charts or graphs. These figures are based on historical earnings and are not intended to indicate future performance.


      The "yield" of a Fund refers to the annualized net income generated by an investment in that Fund over a specified 30-day period, calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

      The "average annual total return" of a Fund refers to the total rate of return of an investment in the Fund. The figure is computed by calculating average annual compounded rates of return over the one-, five- and ten-year periods that would equate to the initial amount invested to the ending redeemable value, assuming reinvestment of all income dividends and capital gain distributions. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.


      Further information about the performance of the Funds is contained in the SAI and in the Funds' semi-annual and annual reports to shareholders, which you may obtain without charge by writing the Funds' address or calling the telephone number set forth on the cover page of this Prospectus.


MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
Report from the
Conseco Fixed Income Adviser

1997 was characterized by favorable market conditions throughout much of the year. However, increased volatility brought dramatic changes to the fixed income markets, especially in the fourth quarter.

The first three quarters of 1997 were distinguished by a strong, healthy economy, low inflation levels and a general trend toward declining interest rates. Relative value in the fixed income markets was difficult to distinguish as spreads to Treasuries remained very narrow in many sectors, including corporate and mortgage-backed securities. Investors typically demand larger spreads over U.S. Treasury bonds in order to compensate for perceived higher risk levels. Federal Reserve policy stayed tight as Alan Greenspan remained the vigilant watchdog over inflation. The budget deficit continued to narrow as a result of lower rates and fiscal discipline from Congress. However, the focus of the financial markets shifted away from domestic economic fundamentals in the fourth quarter.

In the fourth quarter, currencies in Thailand, Malaysia and Indonesia deteriorated, throwing their financial markets into turmoil. Because the world's economies are linked, the impact of this turmoil spread quickly throughout Southeast Asia. As we move into 1998, we expect the crisis to have a significant impact on economic growth in other countries, including the United States. This phenomenon has already caused dramatic changes in the general fundamentals of our domestic fixed income market, creating significantly larger spreads to Treasuries in the Yankee sector which have, in turn, spilled over to the corporate sector.

Because the Asian financial crisis has taken center stage, the fundamental analysis of certain Yankee securities has less meaning in terms of short term performance. Because our investment horizon is based on the long term, our plan is to maintain a small exposure in the Yankee sector investing in securities such as Hutchison Wampoa (A3/A+), a Hong Kong-based financial conglomerate with significant operations in the United States. Our Yankee analyst, Upender Rao, views Korea as having the best opportunity for credit improvement during 1998 given the support of the International Monetary Fund and their willingness to implement changes in their financial system.

The level of interest rates declined because of the financial crisis: the ten-year U.S. Treasury yield was 5.74% at year-end and the thirty-year U.S. Treasury yield was 5.92%. With this dramatic decline in interest rates, we reduced our exposure to mortgage-backed securities, due to the higher risk of increased pre-payment activity. With higher pre-payments, the security returns more principal, forcing the investor to reinvest the proceeds at lower interest rates.

Nolan Smith, our municipal bond specialist, has recommended the taxable municipal sector due to consistent spreads over U.S. Treasuries, which have performed better than the corporate sector. We plan to direct proceeds to this sector, given its performance relative to the rest of the market. At this point, we have discovered only a few bonds meeting our investment criteria of offering good relative value.

Our bank and finance analyst, Rob Cook, feels company fundamentals in the Broker-Dealer sector are currently strong, making these bonds attractive investments. Within this sector, we invested in Salomon Smith Barney (A2/A). With the acquisition of Salomon Brothers by Travelers (A2/A), the credit has been upgraded by the rating agencies and we expect operating fundamentals to continue to improve.

Our fixed income investment strategy continues to emphasize investing in those securities we believe are undervalued. Most importantly, we conduct thorough research before investing in any security. Our long-term strategies coupled with our extensive knowledge of each investment we select enable us to look forward with confidence as we continue to invest for the future.

Gregory J. Hahn, CFA
Senior Vice President
Portfolio Manager
Conseco Capital Management, Inc.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CONSECO FIXED INCOME FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX


                             ----------------------
                                 AVERAGE ANNUAL
                                  TOTAL RETURN
                             ----------------------
                                     1 YEAR
                             ----------------------
                                      9.14%
                             ----------------------


Past performance is not predictive of future performance.

------------------------------ -------------- --------------
                                  1/2/97        12/31/97
------------------------------ -------------- --------------
Conseco Fixed Income Fund         $10,000        $10,914
------------------------------ -------------- --------------
LB Aggregate Bond Index           $10,000        $10,965
------------------------------ -------------- --------------

================================================================================
Report from the
Conseco Asset Allocation Fund Adviser

The Asset Allocation Fund is a balanced portfolio which invests in a combination of equity, fixed income and cash. The strategy of the Asset Allocation Fund through 1997 continued to highlight our growth equity style, which represented roughly 60% of the portfolio's assets.

The fourth quarter began with much anxiety about the strength in the market over the summer, the sustainability of corporate profits and the increasing volatility of Asian currency markets. All fears reached a fever pitch on October 27th when the Dow dropped 554 points (7.2%), recording the largest single point decline ever on fears of asset deflation in Asian markets. The performance of the market following the sell-off was typical of what we saw earlier in the year, with the index stocks outperforming the broader market as hoards of capital previously invested in Asia-Pacific markets sought safe haven in the U.S. market. The result of all this was that the S&P 500 Index gained while virtually everything else stayed at October 27th levels or drifted even lower. In fact, because of its strong fourth quarter move relative to the broader market, the S&P 500 finished the year up 33.36%, outstripping the returns of 90% of all actively managed funds and the Russell 2000 Small Stock Index which returned 22.36%. This is the fourth straight year that we have seen this kind of divergence.

In terms of sector performance on the stock side, the strong returns were realized in interest rate-sensitive areas (financial and utilities) and in defensive stocks (food retailers and consumer staples). These sectors benefited from the strong rally in the bond market and from the influx of invested dollars coming from technology and energy sectors, which turned in some of the fourth quarter's worst returns. Our underweighting in financials, utilities and staples and our larger weightings in technology and energy explain why the fourth quarter was a difficult one for us.

Going forward, we remain hopeful that 1998 will be rewarding to investors such as us who utilize a bottom-up approach in finding good growth stories in stocks that still trade at reasonable valuations. In fact, if 1998 earnings on S&P 500 companies ultimately grow in line with current expectations of 7 to 9%, then we would expect to see an increase in multiples for stocks which can generate earnings growth in the 18 to 20% range.

The balance of the portfolio, approximately 40%, consists of bonds and cash. At year end, roughly 38.3% of this 40% was invested in securities with investment grade ratings and 61.7% was invested in high yield. Our fixed income discipline of investing in those securities which, through our own fundamental research, we consider to be undervalued, resulted in several investment ideas. In the industrial sector, our energy analyst, Upender Rao, recommended investing in several oil drilling companies including Parker Drilling (B1/B+), the fourth largest drilling company in the United States, and Pride Petroleum (Ba3/BB-), the third largest. As rig rates doubled in 1997, earnings accelerated, substantially improving the financial statements of both companies. Upender expects to see an upgrade over a twelve to eighteen month time frame.

Depending on valuation in the equity market, we may take the opportunity to reallocate a portion of the portfolio to fixed income if we see pressure on earnings or negative earnings surprises. Until the financial crisis in Asia subsides, we expect to see sustained low levels of interest rates. Eventually, as investors return their focus to economic fundamentals, we still expect to see interest rates remain low, which should bode well for the valuation of financial assets.

Thomas J. Pence, CFA                         Gregory J. Hahn, CFA
Vice President                               Senior Vice President
Portfolio Manager                            Portfolio Manager
Conseco Capital Management, Inc.             Conseco Capital Management, Inc.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CONSECO ASSET ALLOCATION FUND, THE S&P MIDCAP 400 INDEX, AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX


                             ----------------------
                                 AVERAGE ANNUAL
                                  TOTAL RETURN
                             ----------------------
                                     1 YEAR
                             ----------------------
                                     17.87%
                             ----------------------



Past performance is not predictive of future performance.


------------------------------ -------------- --------------
                                  1/2/97        12/31/97
------------------------------ -------------- --------------
Conseco Asset Allocation Fund     $10,000        $11,787
------------------------------ -------------- --------------
S&P MidCap 400 Index              $10,000        $13,225
------------------------------ -------------- --------------
LB Aggregate Bond Index           $10,000        $10,965
------------------------------ -------------- --------------

================================================================================
Report from the
Conseco Equity Fund Adviser

As we look back at 1997, we are able to draw a few insights on what is in store for 1998. While the first three quarters exhibited strong growth and favorable market conditions, the fourth quarter proved to be most eventful in terms of future effects on market performance.

The fourth quarter began with much anxiety related to market strength, sustainability of corporate profits, and increasing volatility in Asian currency markets. Anxieties peaked on October 27th when the Dow Jones Industrial Average dropped 554 points (7.2%), the largest single point decline ever, surrounding fears of asset deflation in Asian markets. Despite a relatively good series of earnings reports and economic releases throughout the balance of the quarter, including low inflation and 25-year-low unemployment levels, concerns about the Asian influence prevailed.

Following the market plunge, much of the capital previously invested in Asia-Pacific markets sought safety in the U.S. market through purchases of S&P 500 futures contracts. As a result, the S&P 500 Index gained ground, with stocks of the largest 20 companies in the marketplace outperforming nearly everything in sight. However, virtually all other stocks remained at October 27th levels or drifted even lower. Due to the strong fourth quarter move of the largest company stocks, the S&P 500 finished the year up 33.36%, outperforming the returns of 90% of all actively managed funds, as well as the Russell 2000 Small Stock Index, which returned 22.36%. This is the fourth straight year that the market has seen this kind of divergence.

In terms of sector performance, strong returns were realized in interest rate-sensitive areas (financial and utilities) and in defensive stocks (food retailers and consumer staples). These sectors benefited from the strong rally in the bond market and from the influx of invested dollars coming from technology and energy sectors, which turned in some of the fourth quarter's worst returns. Our underweighting in financial, utilities and staples and our larger weightings in technology and energy explain why the fourth quarter was a difficult one for us.

Despite these problems, many of our stocks enjoyed good earnings reports and persevered during a time of high market volatility. Perhaps most rewarding was the announcement that IBM/Tivoli bought Software Artistry for $24.50 per share in cash. After establishing our position as Software Artistry's largest shareholder, we were prematurely rewarded with a 200% return for our shareholders over the holding period.

We expect a cautionary tone to prevail over the market in 1998; as such, we intend to increase our focus on earnings stories with strong balance sheets and cashflow generation. We will also look for yield as a component of total return whenever possible. In addition, we will watch for opportunities in technology and energy given the aggressive sell-off in these sectors in late 1997.

Our investment strategy continues to rely on a bottom-up approach to stock selection. Through extensive research of the companies in which we invest, our goal is to discover good growth stories in stocks that still trade at reasonable valuations. We are committed to a long-term reliance on this strategy, and remain hopeful that it will serve our shareholders well in the upcoming year.

Thomas J. Pence, CFA
Vice President
Portfolio Manager
Conseco Capital Management, Inc.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CONSECO EQUITY FUND, THE S&P MIDCAP 400 INDEX AND THE S&P 500 INDEX


                             ----------------------
                              AVERAGE ANNUAL TOTAL
                                     RETURN
                             ----------------------
                                     1 YEAR
                             ----------------------
                                     23.50%
                             ----------------------

Past performance is not predictive of future performance.

------------------------------ -------------- --------------
                                  1/2/97        12/31/97
------------------------------ -------------- --------------
Conseco Equity Fund               $10,000        $12,350
------------------------------ -------------- --------------
S&P MidCap 400 Index              $10,000        $13,225
------------------------------ -------------- --------------
S&P 500 Index                     $10,000        $13,336
------------------------------ -------------- --------------

OTHER INFORMATION


BROKERAGE COMMISSIONS


      Subject to the Conduct Rules of the NASD and to obtaining best prices and executions, the Adviser may select brokers who provide research or other services or who sell shares of the Funds to effect portfolio transactions. The Adviser may also select an affiliated broker to execute transactions for the Funds, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.


      Each of the International Portfolio's investment advisers will place its own orders to execute securities transactions. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. Pursuant to written guidelines approved by the AMR Trust Board, an investment adviser of the Portfolio, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so.


SHARES OF BENEFICIAL INTEREST


      All shares of beneficial interest of the Trust are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Funds (or classes of a Fund) differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Fund-by-Fund (or class-by-class) basis. The Trust does not hold routine annual shareholders' meetings. The shares of each Fund issued are fully paid and non-assessable, have no preference or similar rights, and are freely transferable. In addition, each issued and outstanding share in a class of a Fund is entitled to participate equally in dividends and distributions declared by that class.


      On most issues subjected to a vote of the Portfolio's interest holders, as required by the 1940 Act, the Conseco International Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions. Because each interest holder in the Portfolio would vote in proportion to its relative beneficial interest in the Portfolio, one or more other Portfolio investors could, in certain instances, approve an action although a majority of the outstanding voting securities of the Conseco International Fund had voted against it. This could result in the Conseco International Fund's redeeming its investment in the Portfolio, which could result in increased expenses for the Fund.


REPORTS TO SHAREHOLDERS


      Investors in the Funds will be informed of their progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.


RETIREMENT PLANS AND MEDICAL SAVINGS ACCOUNTS


      Class Y shares are available for purchase by qualified retirement plans of both corporations and self-employed individuals. The Trust has available prototype IRA plans (for both individuals and employers), Simplified Employee Pension ("SEP") plans, and savings incentive match plans for employees ("SIMPLE" plans) as well as Section 403(b)(7) Tax-Sheltered Retirement Plans which are designed for employees of public educational institutions and certain non-profit, tax-exempt organizations. The Trust also has information concerning prototype Medical Savings Accounts. For information, call or write the Distributor.


CLASS A, CLASS B AND CLASS C SHARES


      In addition to Class Y Shares, the Trust also offers Class A, Class B and Class C shares. These shares are available to individual investors. Class A, Class B and Class C shares generally have higher operating expenses resulting from their distribution and service fees and are subject to certain sales charges. Please call the Distributor at (800) 986-3384 for additional information on the purchase of Class A, Class B and Class C shares.


DISTRIBUTOR


      Conseco Equity Sales, Inc., 11815 N. Pennsylvania Street, Carmel, Indiana 46032, serves as distributor of shares of the Trust.


TRANSFER AGENT


      State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's transfer agent.


CUSTODIAN


      The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as custodian of the assets of each Fund (except the Conseco
International Fund). State Street serves as custodian of the assets of the Conseco International Fund and of the International Portfolio.


INDEPENDENT ACCOUNTANTS/AUDITORS


      The Trust's independent accountants are Coopers & Lybrand, L.L.P., 2900 One American Square, Box 82002, Indianapolis, Indiana 46282-0002. The independent auditors of the International Portfolio are Ernst & Young LLP, Dallas, Texas.

LEGAL COUNSEL


      Certain legal matters for the Funds are passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036.


      THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE SAI.








If you would like a free copy of the Statement of Additional Information for this Prospectus, please complete this form, detach, and mail to:
      Conseco Fund Group
      Attn:  Administrative Offices
      11815 N. Pennsylvania Street, Carmel, Indiana 46032

Gentlemen:
      Please send me a free copy of the Statement of Additional Information for the Conseco Fund Group at the following address:

Name:
Mailing Address:

      Sincerely,

      (Signature)

APPENDIX A SECURITIES RATINGS


DESCRIPTION OF CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:


Aaa - Bonds which are rated Aaa by Moody's Investors Service, Inc. ("Moody's") are judged to be the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.


A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C - Bonds which are rated C are the lowest rated class of bonds. Such issues can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S  CORPORATE BOND RATINGS:


AAA - This is the highest rating assigned by Standard & Poor's ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.


AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.


A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.


BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


BB/B/CCC/CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.+ BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.


CI - The rating CI is reserved for income bonds on which no interest is being paid.


D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


PREFERRED STOCK RATINGS:


Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock, except that in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks and relative quality, distinctions are comparable to those described above for corporate bonds.

                     STATEMENT OF ADDITIONAL INFORMATION

                              CONSECO FUND GROUP

                          CONSECO FIXED INCOME FUND
                           CONSECO HIGH YIELD FUND
                        CONSECO ASSET ALLOCATION FUND
                             CONSECO EQUITY FUND
                          CONSECO INTERNATIONAL FUND
                               CONSECO 20 FUND

                           CLASS A, B AND C SHARES

                                 MAY 1, 1998

This Statement of Additional Information ("SAI") is not a prospectus. It contains additional information about the Conseco Fund Group (the "Trust") and the six series of the Trust: Conseco Fixed Income Fund, Conseco High Yield Fund, Conseco Asset Allocation Fund, Conseco Equity Fund, Conseco International Fund, and Conseco 20 Fund (each a "Fund" and collectively the "Funds"). It should be read in conjunction with the Funds' Class A, B, and C prospectus (the "Prospectus"), dated May 1, 1998. You may obtain a copy by contacting the Trust's Administrative Office, 11815 N. Pennsylvania Street, Carmel, Indiana 46032.

                              TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION..........................................................2
INVESTMENT RESTRICTIONS......................................................2
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES..........................8
INVESTMENT PERFORMANCE......................................................23
SECURITIES TRANSACTIONS.....................................................26
MANAGEMENT..................................................................28
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................39
FUND EXPENSES...............................................................44
DISTRIBUTION ARRANGEMENTS...................................................44
PURCHASE AND REDEMPTION OF SHARES...........................................46
GENERAL.....................................................................48
TAXES.......................................................................49
OTHER INFORMATION...........................................................55
FINANCIAL STATEMENTS........................................................55

GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a "series" type of mutual fund which issues separate series of shares, each of which represents a separate portfolio of investments. Each Fund offers four classes of shares. This SAI relates solely to Class A shares, Class B shares and Class C shares of the Funds. Class Y shares are offered to certain institutional investors and qualifying individual investors through a separate prospectus and SAI. Each class may have different expenses, which may affect performance. Conseco Capital Management, Inc. (the "Adviser") serves as the Trust's investment adviser. The Conseco International Fund invests all of its investable assets in the International Equity Portfolio (the "Portfolio" or the "International Portfolio") of AMR Investment Services Trust ("AMR Trust"). The Portfolio is a separate investment company managed by AMR Investment Services, Inc. ("AMR").

INVESTMENT RESTRICTIONS

The Trust and the AMR Trust have adopted the following policies relating to the investment of assets of the Funds and the Portfolio, respectively, and their activities. These are fundamental policies and may not be changed without the approval of the holders of a "majority" of the outstanding shares of the affected Fund or the outstanding interests of the Portfolio. Under the 1940 Act, the vote of such a "majority" means the vote of the holders of the lesser of (i) 67 percent of the shares or interests represented at a meeting at which more than 50 percent of the outstanding shares or interests are represented or (ii) more than 50 percent of the outstanding shares or interests. A change in policy affecting only one Fund or the Portfolio may be effected with the approval of the holders of a majority of the outstanding shares of the Fund or the Portfolio. Except for the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund or the Portfolio.

CONSECO EQUITY, CONSECO ASSET ALLOCATION AND CONSECO FIXED INCOME FUNDS

The Conseco Equity, Conseco Asset Allocation and Conseco Fixed Income Funds may not (except as noted):

1. Purchase securities on margin, except that Funds engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, and except that effecting short sales against the box will not be deemed to constitute a purchase of securities on margin;

2. Purchase or sell commodities or commodity contracts (which, for the purpose of this restriction, shall not include foreign currency futures or forward currency contracts), except: (a) any Fund may engage in interest rate futures contracts, stock index futures, futures contracts based on other financial instruments, and options on such futures contracts; and
      (b) Conseco Asset Allocation Fund may engage in futures contracts on gold;

3. Borrow money or pledge, mortgage, or assign assets, except that a Fund may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter it will have an asset coverage of at least 300 percent; (b) enter into reverse repurchase agreements, options, futures, options on futures contracts, foreign currency futures contracts and forward currency contracts as described in the Prospectus and in this SAI. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for future contracts, and options on futures contracts and foreign currency futures and forward currency contracts will not be deemed to be pledges of a Fund's assets);

4.    Underwrite securities of other issuers;

5. With respect to 75% of a Fund's total assets, invest more than 5% of the value of its assets in the securities of any one issuer if thereafter the Fund in question would have more than 5% of its assets in the securities of any issuer or would own more than 10% of the outstanding voting securities of such issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6. Invest in securities of a company for the purpose of exercising control or management;

7. Write, purchase or sell puts, calls or any combination thereof, except that the Funds may write listed covered or secured calls and puts and enter into closing purchase transactions with respect to such calls and puts if, after writing any such call or put, not more than 25% of the assets of the Fund are subject to covered or secured calls and puts, and except that the Funds may purchase calls and puts with a value of up to 5% of each such Fund's net assets;

8. Participate on a joint or a joint and several basis in any trading account in securities;

9. Invest in the securities of issuers in any one industry if thereafter more than 25% of the assets of the Fund in question would be invested in securities of issuers in that industry; investing in cash items, U.S. Government securities (as defined in the Prospectus), or repurchase agreements as to these securities, shall not be considered investments in an industry;

10. Purchase or sell real estate, except that it may purchase marketable securities which are issued by companies which invest in real estate or interests therein;

11. Make loans of its assets, except the Funds may enter into repurchase agreements and lend portfolio securities in an amount not to exceed 15% of the value of a Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board of Trustees; or

12. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except as permitted herein and in Investment Restriction Nos. 1, 2 and 3. Obligations under interest rate swaps will not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements. Other good faith hedging transactions and similar investment strategies will also not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements and are structured consistent with current SEC interpretations.

CONSECO 20 AND CONSECO HIGH YIELD FUNDS

The Conseco 20 and Conseco High Yield Funds may not (except as noted):

 1. Purchase or sell commodities or commodity contracts except that a Fund may purchase or sell options, futures contracts, and options on futures contracts and may engage in interest rate and foreign currency transactions;

 2. Borrow money, except that a Fund may: (a) borrow from banks, and (b) enter into reverse repurchase agreements, provided that (a) and (b) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings); and except that a Fund may borrow from any person up to 5% of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments);

 3. Underwrite securities of other issuers except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase or sale of portfolio securities;

 4. With respect to 75% of the Conseco High Yield Fund's total assets, purchase the securities of any issuer if (a) more than 5% of Fund's total assets would be invested in the securities of that issuer or (b) the Fund would own more than 10% of the outstanding voting securities of that issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

 5. Purchase any security if thereafter 25% or more of the total assets of the Fund would be invested in securities of issuers having their principal business activities in the same industry; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

 6. Purchase or sell real estate, except that a Fund may purchase securities which are issued by companies which invest in real estate or which are secured by real estate or interests therein;

 7. Make loans of its assets if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other parties except through (a) entering into repurchase agreements and (b) purchasing debt instruments; or

 8. Issue any senior security, except as permitted under the 1940 Act.

CONSECO INTERNATIONAL FUND

The Conseco International Fund has the following fundamental investment policy that enables it to invest in the Portfolio:

      Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

All other fundamental investment policies and the non-fundamental investment policies of the Conseco International Fund and the Portfolio are identical (except, as noted below, their policies on borrowing).

In addition to the investment limitations noted in the Prospectus, the following seven restrictions have been adopted by the Conseco International Fund and the Portfolio and may be changed only by the majority vote of the outstanding shares of the Fund or the outstanding interests of the Portfolio. Whenever the Conseco International Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund's votes representing the Fund's shareholders not voting will be voted by the Fund in the same proportion as those Fund shareholders who do, in fact, vote.

The Conseco International Fund may not (although the following discusses the investment policies of the Fund, except as noted, it applies equally to the Portfolio):

 1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in its Prospectus;

 2. Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and when-issued securities when consistent with the other policies and limitations described in its Prospectus;

 3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law;

 4. Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that the Fund may lend its securities to broker-dealers or other institutional investors in accordance with the guidelines stated in its Prospectus;

 5. Purchase from or sell securities to its officers, Trustees or other "interested persons" of the Trust, as defined in the 1940 Act, including its investment adviser(s) and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder;

 6. Issue senior securities except that the Fund may engage in when-issued securities and forward commitment transactions and may engage in currency futures and forward currency contracts; or

 7. Borrow money, except that the Fund may: (a) borrow from banks, and (b) enter into reverse repurchase agreements, provided that (a) and (b) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings); and except that the Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments). (This policy does not apply to the Portfolio.)

As a matter of fundamental policy, the International Portfolio may borrow from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing. Because this policy may only be changed by the majority vote of the outstanding interests in the Portfolio, before any change could be adopted, the Fund would seek voting instructions from its shareholders. So long as the Conseco International Fund invests all of its investable assets in the Portfolio, the Fund intends to follow the 10% limitation set forth in the Portfolio's fundamental policy. In addition, although not a fundamental policy, the Portfolio intends to repay any money borrowed before any additional portfolio securities are purchased.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions are designated as nonfundamental with respect to the Conseco Equity, Conseco Asset Allocation and Conseco Fixed Income Funds and may be changed by the Trust's Board of Trustees ("Board") without shareholder approval.

The Conseco Equity, Conseco Asset Allocation and Conseco Fixed Income Funds may not (except as noted):

1. With respect to in excess of 15% of a Fund's assets, sell securities short, except that each Fund may, without limit, make short sales against the box.

2. Purchase any high yield, high risk security if as a result more than 35% of the Fund's assets would be invested in high yield, high risk securities.

The following restrictions are designated as nonfundamental with respect to the Conseco 20 and Conseco High Yield Funds and may be changed by the Board without shareholder approval.

The Conseco 20 and Conseco High Yield Funds may not (except as noted):

 1. Sell securities short in an amount exceeding 15% of its assets, except that a Fund may, without limit, make short sales against the box. Transactions in options, futures, options on futures and other derivative instruments shall not constitute selling securities short;

 2. Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions and except that margin deposits in connection with transactions in options, futures, options on futures and other derivative instruments shall not constitute a purchase of securities on margin; or

 3. Make loans of its assets, except that a Fund may enter into repurchase agreements and purchase debt instruments as set forth in its fundamental policy on lending and may lend portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets.

The following restrictions are designated as nonfundamental with respect to the Conseco International Fund and the Portfolio and may be changed by the Board or the AMR Trust's Board of Trustees ("AMR Trust Board") without shareholder approval.

The Conseco International Fund may not (although the following discusses the investment policies of the Fund, it applies equally to the Portfolio):

 1.   Purchase securities on margin;

 2.   Effect  short  sales  (except  that the Fund may  obtain  such  short term
      credits  as  necessary   for  the  clearance  of  purchases  or  sales  of
      securities);

 3.   Purchase or sell call options or engage in the writing of such options; or

 4. Invest more than 10% of its total assets in the securities of other investment companies.

In order to limit the risks associated with entry into repurchase agreements, the Board has adopted certain criteria (which are not fundamental policies) to be followed by the Funds. These criteria provide for entering into repurchase agreement transactions (a) only with banks or broker-dealers meeting certain guidelines for creditworthiness, (b) that are fully collateralized, (c) on an approved standard form of agreement and (d) that meet limits on investments in the repurchase agreements of any one bank, broker or dealer.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The  following  discussion  describes  in  greater  detail  different  types  of securities and investment techniques used by the Funds, as well as the risks associated with such securities and techniques. References in this section to "a Fund" or "the Funds" or the "Conseco International Fund" include the International Portfolio unless the context otherwise requires.

U.S. GOVERNMENT SECURITIES AND SECURITIES OF INTERNATIONAL ORGANIZATIONS

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

Securities issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank"), are not U.S. Government
securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

ASSET-BACKED SECURITIES

Asset-backed securities represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. Other asset-backed securities may be developed in the future.

HIGH YIELD (HIGH RISK)  SECURITIES  (ALL FUNDS  EXCEPT  CONSECO  INTERNATIONAL
FUND)

      IN GENERAL. Lower rated fixed income securities (also referred to as "high yield securities") are securities rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), securities comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or unrated securities of equivalent quality. Lower rated fixed income securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Lower rated fixed income securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Subsequent to purchase by the Conseco Equity Fund, Conseco Asset Allocation Fund, Conseco Fixed Income Fund or Conseco 20 Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, the Fund will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that its holdings do not exceed the permissible amount as set forth in the Prospectus.

      EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower rated fixed income securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated fixed income securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower rated fixed income securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

      PAYMENT EXPECTATIONS. Lower rated fixed income securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

      CREDIT RATINGS. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in lower rated fixed income securities, the achievement of a Fund's investment objective may be more dependent on the Adviser's own credit analysis than is the case for higher rated securities. Although the Adviser considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Adviser performs research and independently assesses the value of particular securities relative to the market. The Adviser's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer's responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Adviser buys and sells debt securities principally in response to its evaluation of an issuer's continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

      LIQUIDITY AND VALUATION. Lower rated fixed income securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund's ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated fixed income securities, especially in a thinly traded market.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

New issues of certain debt securities are often offered on a when-issued or delayed delivery basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The settlement dates of these transactions may be a month or more after entering into the transaction. A Fund bears the risk that, on the settlement date, the market value of the securities may be lower than the purchase price. At the time a Fund makes a commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of such securities each day in determining the Fund's net asset value. However, a Fund will not accrue any income on these securities prior to delivery. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes.
When effecting when-issued and delayed delivery transactions, cash or liquid securities in an amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled. A Fund may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is each Fund's policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

VARIABLE AND FLOATING RATE SECURITIES

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year.

BANKING AND SAVINGS INDUSTRY OBLIGATIONS

Such obligations include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Funds may each invest in obligations of foreign branches of domestic commercial banks and foreign banks; provided, however, that the Conseco Equity and Conseco Fixed Income Funds may invest in these types of instruments so long as they are U.S. dollar denominated. See "Foreign Securities" in the Prospectus for information regarding risks associated with investments in foreign securities.

The Funds, with the exception of the International Fund, will not invest in obligations issued by a commercial bank or S&L unless:

 1. The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or S&P, or, if the institution has no outstanding securities rated by Moody's or S&P, it has, in the determination of the Adviser, similar creditworthiness to institutions having outstanding securities so rated;

 2.   In the case of a U.S. bank or S&L, its deposits are federally insured; and

 3. In the case of a foreign bank, the security is, in the determination of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

REPURCHASE AGREEMENTS

Repurchase agreements permit a Fund to maintain liquidity and earn income over periods of time as short as overnight. In these transactions, a Fund purchases securities (the "underlying securities") from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed upon return. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Fund would realize a loss. A repurchase transaction will be subject to guidelines approved by the Board or the AMR Trust Board, as appropriate. These guidelines require monitoring the creditworthiness of counterparties to repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis. Repurchase agreements maturing in more than seven days may be considered illiquid and may be subject to each Fund's limitation on investment in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

A reverse repurchase agreement involves the temporary sale of a security by a Fund and its agreement to repurchase the instrument at a specified time at a higher price. Such agreements are short-term in nature. During the period before repurchase, the Fund continues to receive principal and interest payments on the securities.

In a mortgage dollar roll, a Fund sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security (same type, coupon and maturity) on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by any interest earned on the proceeds of the initial sale.

In accordance with regulatory requirements, a Fund will segregate cash or liquid securities whenever it enters into reverse repurchase agreements or mortgage dollar rolls. Such transactions may be considered to be borrowings for purposes of the Funds' fundamental policies concerning borrowings.

WARRANTS

The holder of a warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund would lose its entire investment in such warrant.

INTEREST RATE TRANSACTIONS (ALL FUNDS EXCEPT CONSECO INTERNATIONAL FUND)

Each of these Funds may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fund may also enter into these transactions to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as speculative investments.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines elements of buying a cap and selling a floor.

A Fund may enter into interest rate swaps, caps, floors, and collars on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such transactions on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap, floor, or collar will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the custodian.

A Fund will not enter into any interest rate transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps, floors and collars are more recent innovations which tend to be less liquid than swaps.

STEP DOWN PREFERRED SECURITIES

Step down perpetual preferred securities are issued by a real estate investment trust ("REIT") making a mortgage loan to a single borrower. The dividend rate paid by these securities is initially relatively high, but declines yearly. The securities are subject to call if the REIT suffers an unfavorable tax event, and to tender by the issuer's equity holder in the 10th year; both events could be on terms unfavorable to the holder of the preferred securities. The value of these securities will be affected by changes in the value of the underlying mortgage loan. The REIT is not diversified, and the value of the mortgaged property may not cover its obligations. Step down perpetual preferred securities are considered restricted securities under the 1933 Act.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Loan participations and assignments are interests in loans originated by banks and other financial institutions. Both the lending bank and the borrower may be deemed to be "issuers" of a loan participation.

Although some of the loans may be secured, there is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to the Fund as a property owner.

Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors.

FUTURES CONTRACTS (ALL FUNDS EXCEPT CONSECO INTERNATIONAL FUND)

Each of these Funds may purchase and sell futures contracts solely for the purpose of hedging against the effect that changes in general market conditions, interest rates, and conditions affecting particular industries may have on the values of securities held by a Fund or which a Fund intends to purchase, and not for purposes of speculation. For information about foreign currency futures contracts, see "Foreign Currency Transactions" below.

      GENERAL DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for the underlying financial instruments, such contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument on the same delivery date. Where a Fund has sold a futures contract, if the offsetting price is more than the original futures contract purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

At the time a Fund enters into a futures contract, an amount of cash or liquid securities, equal to the fair market value less initial margin of the futures contract, will be deposited in a segregated account with the Trust's custodian to collateralize the position and thereby ensure that such futures contract is covered. A Fund may be required to deposit additional assets in the segregated account in order to continue covering the contract as market conditions change. A Fund may also be required to post additional "variation" margin. In addition, each Fund will comply with certain regulations of the Commodity Futures Trading Commission to qualify for an exclusion from being a "commodity pool operator."

      INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month at a price fixed in the contract.

The Funds may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by a Fund. A Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it intends to invest in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

      STOCK INDEX FUTURES CONTRACTS (CONSECO EQUITY, CONSECO ASSET ALLOCATION, AND CONSECO 20 FUNDS). A stock index (for example, the Standard & Poor's 500 Composite Stock Price Index or the New York Stock Exchange Composite Index) assigns relative values to the common stocks included in the index and fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract was originally purchased or sold.

To the extent that changes in the value of a Fund correspond to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to the Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities positions, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

 1. When a sale of Fund securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

      a.   Forego possible appreciation,

      b. Create a situation in which the securities would be difficult to repurchase, or

      c.   Create substantial brokerage commission;

 2. When a liquidation of part of the investment portfolio has commenced or is contemplated, but there is, in the Adviser's determination, a substantial risk of a major price decline before liquidation can be completed; or

 3.   To close out stock index futures purchase transactions.

Where the Adviser anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against the possibility of not participating in such advance at a time when a Fund is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

 1. If the Fund is attempting to purchase equity positions in issues which it may have or is having difficulty purchasing at prices considered by the Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the investment portfolio, or

 2.   To close out stock index futures sales transactions.

      GOLD FUTURES CONTRACTS. Conseco Asset Allocation Fund may enter into futures contracts on gold. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Fund purchases a gold contract, it becomes obligated to take delivery and pay for the gold from the seller in accordance with the terms of the contract. When the Fund sells a gold futures contract, it becomes obligated to make delivery of the gold to the purchaser in accordance with the terms of the contract. The Fund will enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks. The Fund will not engage in these contracts for speculation or for achieving leverage. The hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

      OPTIONS ON FUTURES CONTRACTS. The Funds may purchase options on futures contracts, although they will not write options on any such contracts. A futures option gives a Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. In most cases, however, a Fund would close out its position before expiration by an offsetting purchase or sale.

The Funds may enter into options on futures contracts only in connection with hedging strategies. Generally, these strategies would be employed under the same market conditions in which a Fund would use put and call options on debt securities, as described in "Options on Securities" below.

      RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures and futures options for hedging purposes. While hedging transactions may protect a Fund against adverse movements in the general level of interest rates and economic conditions, such transactions could also preclude the Fund from the opportunity to benefit from favorable movements in the underlying securities. There can be no guarantee that the anticipated correlation between price movements in the hedging vehicle and in the portfolio securities being hedged will occur. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the Fund's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures and futures options trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and without a significant trading history. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade. A Fund will not enter into a futures contract or purchase a futures option if immediately thereafter the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures options positions, excluding futures contracts and futures options entered into for bona fide hedging purposes and net of the amount by which any futures options positions are "in-the-money" would exceed 5 percent of the Fund's net assets.

OPTIONS ON SECURITIES AND SECURITIES INDICES (ALL FUNDS EXCEPT CONSECO INTERNATIONAL FUND)

Each of these Funds may purchase put and call options on securities, and (except for the Conseco Fixed Income and Conseco High Yield Funds) put and call options on stock indices, at such times as the Adviser deems appropriate and consistent with a Fund's investment objective. The Funds may also write listed "covered" call and "secured" put options. Each Fund may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option.

      PURCHASING OPTIONS ON SECURITIES. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Fund would enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund would continue to receive interest income on such security.

A Fund may purchase call options on securities to protect against substantial increases in prices of securities which the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and transactional costs paid on the option which is sold.

      WRITING COVERED CALL AND SECURED PUT OPTIONS. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, each Fund may write "covered" call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to protect partially against increases in the value of securities to be purchased, the Funds may write "secured" put options. During the option period, the writer of a put option may be assigned an exercise notice requiring the writer to purchase the underlying security at the exercise price.

A Fund may write a call or put option only if the call option is "covered" or the put option is "secured" by the Fund. Under a covered call option, the Fund is obligated, as the writer of the option, to own the underlying securities subject to the option or hold a call at an equal or lower exercise price, for the same exercise period, and on the same securities as the written call. Under a secured put option, a Fund must maintain, in a segregated account with the Trust's custodian, cash or liquid securities with a value sufficient to meet its obligation as writer of the option. A put may also be secured if the Fund holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option by the same Fund.

      OPTIONS ON SECURITIES INDICES. Call and put options on securities indices would be purchased or written by a Fund for the same purposes as the purchase or sale of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payment and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, the Fund is required to maintain a segregated account consisting of cash or liquid securities, or the Fund must purchase a like option of greater value that will expire no earlier than the option written. The purchase of such options may not enable a Fund to hedge effectively against stock market risk if they are not highly correlated with the value of its securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market, which cannot be done accurately in all cases.

      RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, and, as long as its obligation as a writer continues, has retained the risk of loss if the price of the underlying security declines. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security or securities in a segregated account while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Corporation due to a high trading volume or other events, and a decision by one or more national securities exchanges to discontinue the trading of options or to impose restrictions on certain types of orders.

There also can be no assurance that a Fund would be able to liquidate an over-the-counter ("OTC") option at any time prior to expiration. In contrast to exchange-traded options where the clearing organization affiliated with the particular exchange on which the option is listed in effect guarantees completion of every exchange-traded option, OTC options are contracts between a Fund and a counter-party, with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it generally will be able to close out the option prior to its expiration only by entering into a closing transaction with the dealer from whom the Fund originally purchased the option.

Since option premiums paid or received by a Fund are small in relation to the market value of underlying investments, buying and selling put and call options offer large amounts of leverage. Thus, trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS (CONSECO ASSET ALLOCATION, CONSECO 20, CONSECO HIGH YIELD AND CONSECO INTERNATIONAL FUNDS)

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund will purchase and sell such contracts for hedging purposes and not as an investment. A Fund will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The International Portfolio may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies with a value that bears a positive correlation to the value of the currency being hedged. Except for the International Portfolio, a Fund will not (1) commit more than 15 percent of its total assets computed at market value at the time of commitment to foreign currency futures or forward currency contracts, or (2) enter into a foreign currency contract with a term of greater than one year.

Forward currency contracts are not traded on regulated commodities exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counter-party to the transaction.

There can be no assurance that a liquid market will exist when a Fund seeks to close out a foreign currency futures or forward currency position. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although each Fund values its assets daily in U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, thereby incurring the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES (CONSECO ASSET ALLOCATION, CONSECO 20 AND CONSECO HIGH YIELD FUNDS)

Each of these Funds may invest in call and put options on foreign currencies. A Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

A Fund may employ hedging strategies with options on currencies before the Fund purchases a foreign security denominated in the hedged currency, during the period the Fund holds a foreign security, or between the day a foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency increases relative to the U.S. dollar. The Funds will purchase options on foreign currencies only for hedging purposes and will not speculate in options on foreign currencies. The Funds may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the purchase or sale of the underlying assets.

BORROWING

Except for the Conseco International Fund and the Portfolio (as discussed above under "Investment Restrictions--Conseco International Fund"), a Fund may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Fund would have asset coverage of 300 percent. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value; money borrowed will be subject to interest and other costs which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund's shares. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

INVESTMENT IN SECURITIES OF OTHER INVESTMENT COMPANIES

Securities of other investment companies have the potential to appreciate as do any other securities, but tend to present less risk because their value is based on a diversified portfolio of investments. The 1940 Act expressly permits mutual funds to invest in other investment companies within prescribed limitations. An investment company may invest in other investment companies if at the time of such investment (1) it does not own more than 3 percent of the voting securities of any one investment company, (2) it does not invest more than 5 percent of its assets in any single investment company, and (3) its investment in all investment companies does not exceed 10 percent of assets.

Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country which permits direct foreign investment.

Investment companies in which the Funds may invest charge advisory and administrative fees and may also assess a sales load and/or distribution fees. Therefore, investors in a Fund that invests in other investment companies would indirectly bear costs associated with those investments as well as the costs associated with investing in the Fund. The percentage limitations described above significantly limit the costs a Fund may incur in connection with such investments.

SHORT SALES (ALL FUNDS EXCEPT CONSECO INTERNATIONAL FUND)

A short sale is a transaction in which a Fund sells a security in anticipation that the market price of the security will decline. A Fund may effect short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns or anticipates acquiring, or in similar securities, and (ii) to maintain flexibility in its holdings. In a short sale "against the box," at the time of sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security. Under applicable guidelines of the SEC staff, if a Fund engages in a short sale (other than a short sale against-the-box), it must put an appropriate amount of cash or liquid securities in a segregated account (not with the broker).

The effect of short selling on a Fund is similar to the effect of leverage. Short selling may exaggerate changes in a Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.

INVESTMENT PERFORMANCE

STANDARDIZED YIELD QUOTATIONS. Each class of the Funds may advertise investment performance figures, including yield. Each class' yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2 [((A-B)/CD)+1)[SUPERSCRIPT]6-1]

Where:
A = the  dividends  and  interest  earned  during the period.
B = the  expenses accrued for the period (net of  reimbursements,  if any).
C = the average daily number of shares outstanding during the period that were entitled to receive dividends.
D = the maximum offering price (which is the net asset value plus, for Class A shares only, the maximum initial sales charge) per share on the last day of the period.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. Each class of the Funds may advertise its total return and its cumulative total return. The total return will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P (1+T)[SUPERSCRIPT]n=ERV

Where:
P = a  hypothetical  initial  payment of $1,000.
T = the average  annual  total return.
n = the number of years.
ERV = the ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

The total return for Class B and Class C shares of each Fund will assume the maximum applicable contingent deferred sales charge is deducted at the times, in the amounts, and under the terms disclosed in the Fund's Prospectus. The cumulative total return will be based upon a stated period and will be computed by dividing the ending redeemable value (i.e., after deduction of any applicable sales charges) of a hypothetical investment by the value of the initial investment (assuming reinvestment of all distributions).

Each investment performance figure will be carried to the nearest hundredth of one percent.

NON-STANDARDIZED PERFORMANCE. In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is required to be quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return for Class A, B and C shares may or may not take sales charges into account; performance data calculated without taking the effect of sales charges, if any, into account may be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL INFORMATION. From time to time, the Funds may advertise their performance compared to similar funds or types of investments using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. stock market.

The Standard & Poor's MidCap 400 Index consists of 400 domestic stocks of companies whose market capitalizations range from $201 million to $14.4 billion, with a median market capitalization of $2.1 billion.

The Nasdaq Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 5,510 stocks listed on the Nasdaq Stock Market.

The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities and foreign targeted issues are not included in the Lehman Government Bond Index.

The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,900 bonds with a face value currently in excess of $3.5 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $100 million, have at least one year to maturity and be rated "BBB/Baa" or higher ("investment grade") by an NRSRO.

The Lehman Brothers Aggregate Bond Index is an index consisting of the securities listed in Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Asset-Backed Securities Index. The Government/Corporate Bond Index is described above. The Mortgage-Backed Securities Index consists of 15 and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC and FNMA (excluding buydowns, manufactured homes and graduated equity mortgages). The Asset-Backed Securities Index consists of credit card, auto and home equity loans (excluding subordinated tranches) with an average life of one year.

The Morgan Stanley Capital International Europe, Australasia, Far East Index, also known as the EAFE Index, is an unmanaged index of common stock prices of more than 1,100 companies from Europe, Australia and the Far East translated into U.S. dollars.

Each index includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

In addition, from time to time in reports and promotions (1) a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services and Morningstar, Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives, and assets; or (b) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in a Fund; (3) other statistics such as GNP and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or statistics derived by other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Fund's performance; and (5) the sectors or industries in which a Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

SECURITIES TRANSACTIONS

CONSECO EQUITY, CONSECO ASSET ALLOCATION, CONSECO FIXED INCOME, CONSECO 20 AND CONSECO HIGH YIELD FUNDS

The Adviser is responsible for decisions to buy and sell securities for these Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. A substantial majority of a Fund's portfolio transactions in fixed income securities will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by a Fund. In certain instances, the Adviser may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker-dealer to execute a particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of the order and the difficulty of execution; and the size of contribution of the broker-dealer to the investment performance of a Fund on a continuing basis. Broker-dealers may be selected who provide brokerage and/or research services to these Funds and/or other accounts over which the Adviser exercises investment discretion. Such services may include furnishing advice concerning the value of securities (including providing quotations as to securities), the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody, or required in connection therewith.

The Adviser shall not be deemed to have acted unlawfully, or to have breached any duty created by a Fund's Investment Advisory Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The Adviser allocates orders placed by it on behalf of these Funds in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to a Fund indicating the broker-dealers to whom such allocations have been made and the basis therefor.

The receipt of research from broker-dealers may be useful to the Adviser in rendering investment management services to these Funds and/or the Adviser's other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to these Funds. The receipt of such research will not be substituted for the independent research of the Adviser. It does enable the Adviser to reduce costs to less than those which would have been required to develop comparable information through its own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions.

For the fiscal year ended December 31, 1997, the Conseco Equity Fund, Conseco Asset Allocation Fund and the Conseco Fixed Income Fund paid aggregate brokerage commissions of $215,359, $37,658 and $0, respectively. During the fiscal year ended December 31, 1997, the Conseco Fixed Income Fund acquired securities of the following of its "regular brokers or dealers" (as defined in the 1940 Act) ("Regular B/Ds"): UBS Securities, Salomon Smith Barney, Inc., Morgan Stanley & Co., Inc. and J.P. Morgan Securities, Inc.; at that date, the Conseco Fixed Income Fund held the securities of its Regular B/Ds with an aggregate value as follows: UBS Securities, $1,000,000; Salomon Smith Barney, Inc., $861,000, Morgan Stanley & Co., Inc., $713,000 and J.P. Morgan Securities, Inc., $728,000.

Orders on behalf of these Funds may be bunched with orders on behalf of other clients of the Adviser. It is the Adviser's policy that, to the extent practicable, all clients with similar investment objectives and guidelines be treated fairly and equitably in the allocation of securities trades.

The Board periodically reviews the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.

CONSECO INTERNATIONAL FUND

The assets of the International Portfolio are allocated by AMR among investment advisers designated for the Portfolio. Each investment adviser has discretion to purchase and sell portfolio securities in accordance with the investment objective, policies and restrictions described in the Prospectus and this SAI and with specific investment strategies developed by AMR. Each investment adviser will place its own orders to execute securities transactions.

In placing such orders and in selecting brokers or dealers, the principal objective of each investment adviser is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in the primary markets, and that in assessing the best net price and execution available, each investment adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

In selecting brokers or dealers to execute particular transactions, the Portfolio's investment advisers are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine the Portfolio's net asset value), the sale of Fund shares by such broker-dealer or the servicing of Fund shareholders by such broker-dealer, and other information provided to the Portfolio, to AMR and/or to the investment advisers (or their affiliates), provided, however, that the investment adviser determines that it has received the best net price and execution available. The investment advisers are also authorized to cause the Portfolio to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The AMR Trust Board, AMR or the investment advisers, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which AMR or the investment adviser exercises investment discretion.

For the fiscal years ended  October 31, 1995,  1996 and 1997,  the Portfolio (or
its  predecessor)  paid  $422,670,  $544,844  and  $956,160,   respectively,  in
brokerage commissions.

The portfolio turnover rate for the Portfolio (or its predecessor) for the fiscal years ended October 31, 1995, 1996 and 1997 was 21%, 19% and 15%, respectively. High portfolio turnover can increase transaction costs and generate additional capital gains or losses.

The fees of the investment advisers are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the AMR Trust Board, an investment adviser of the Portfolio or its affiliated broker-dealer may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so. During the fiscal year ended October 31, 1995, the Portfolio paid $18,937 in brokerage commissions to Morgan Stanley, Inc., an affiliate of Morgan Stanley Asset Management, an investment adviser to the predecessor. During the fiscal year ended October 31, 1996, the Portfolio paid $2,142, $1,002, $2,051 and $20,129 to Fleming Martin, Jardine Fleming, Ord Minnett and Robert Fleming & Co., affiliates of Rowe Price-Fleming International, Inc., then an adviser to the Portfolio and $3,892 to Morgan Stanley International, an affiliate of Morgan Stanley Asset Management Inc. During the fiscal year ended October 31, 1997, the Portfolio paid $3,260, $13,141 and $81,109, to Jardine Fleming, Ord Minnett and Robert Fleming & Co., respectively, affiliates of Rowe Price-Fleming International, Inc., then an adviser to the Portfolio; $5,413 to Morgan Stanley International, an affiliate of Morgan Stanley Asset Management; and $50,428 to Merrill Lynch & Co., Inc., an affiliate of Hotchkis and Wiley.

MANAGEMENT

THE ADVISER

The Adviser provides investment advice and, in general, supervises the Trust's management and investment program, furnishes office space, prepares reports for the Funds, and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. Each Fund pays all other expenses incurred in the operation of the Fund, including fees and expenses of unaffiliated Trustees of the Trust. While the Conseco International Fund operates in a "master-feeder" structure, the Adviser is responsible for selecting the investment company in which that Fund invests. If the Adviser is not satisfied with the performance of that investment company, the Adviser will recommend to the Board other investment companies in which the Conseco International Fund may invest, or recommend that the Adviser manage the Conseco International Fund itself.

The Adviser is a wholly owned subsidiary of Conseco, Inc. ("Conseco"), a publicly-owned financial services company, the principal operations of which are in development, marketing and administration of specialized annuity, life and health insurance products. Conseco's offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

The Investment Advisory Agreements, dated March 28, 1997, between the Adviser and the Conseco Equity Fund, Conseco Asset Allocation Fund and Conseco Fixed Income Fund, and the Investment Advisory Agreement dated December 31, 1997 between the Adviser and the Conseco 20 Fund, Conseco High Yield Fund and Conseco International Fund, provide that the Adviser shall not be liable for any error in judgment or mistake of law or for any loss suffered by a Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Adviser. The Agreements provide that the Adviser is not protected against any liability to a Fund or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreements or the violation of any applicable law.

Under the terms of the Investment Advisory Agreements, the Adviser has contracted to receive an investment advisory fee equal to an annual rate of 0.70% of the average daily net asset value of the Conseco Equity Fund, 0.70% of the average daily net asset value of the Conseco Asset Allocation Fund, 0.45% of the average daily net asset value of the Conseco Fixed Income Fund, 0.70% of the average daily net asset value of the Conseco High Yield Fund, 0.70% of the average daily net asset value of the Conseco 20 Fund and 1.00% of the average daily net asset value of the Conseco International Fund. The Adviser has voluntarily agreed to waive all of its fees under the Conseco International Fund's Investment Advisory Agreement so long as that Fund invests all of its investable assets in the Portfolio or another investment company with substantially the same investment objective and policies as the Fund. For more information about the Portfolio's management, see "AMR and the Investment Advisers to the International Equity Portfolio" below.

For the fiscal year ended December 31, 1997, the Conseco Equity Fund, Conseco Asset Allocation Fund and the Conseco Fixed Income Fund accrued investment advisory fees of $286,410, $63,605 and $58,632, respectively.

The Adviser, together with Conseco Services, LLC (the "Administrator") and Conseco Equity Sales Inc. (the "Distributor"), have voluntarily agreed to waive their fees and/or reimburse the Funds' expenses to the extent that the ratios of expenses to net assets exceed the amounts set forth in the fee table in the Prospectus. These voluntary limits may be discontinued at any time after April 30, 1999.

For the fiscal year ended December 31, 1997, fees waived and/or expenses reimbursed were $66,061, $49,074 and $38,405 with respect to the Conseco Equity Fund, Conseco Asset Allocation Fund and the Conseco Fixed Income Fund, respectively.

Each Fund (except the Conseco International Fund) may receive credits from its custodian based on cash held by the Fund at the custodian. These credits may be used to reduce the custody fees payable by the Fund. In that case, the Adviser's (and, other affiliates') voluntary agreement to waive fees or reimburse expenses will be applied only after the Fund's custody fees have been reduced or eliminated by the use of such credits.

THE ADMINISTRATOR

Conseco Services, LLC (the "Administrator") is a wholly owned subsidiary of Conseco, and receives compensation from the Trust pursuant to an Administration Agreement dated January 2, 1997 and amended December 31, 1997. Under that agreement, the Administrator supervises the overall administration of the Funds. These administrative services include supervising the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. In addition, while the Conseco International Fund operates in a "master-feeder" structure, the Administrator will monitor the performance of the investment company in which the Conseco International Fund invests, coordinate the Conseco International Fund's relationship with that investment company and communicate with the Board and shareholders regarding the performance of that investment company and the Fund's master-feeder structure.

For providing these services, the Administrator receives a fee from each of the Funds, except the Conseco International Fund, of .20% per annum of its average daily net assets and a fee from the Conseco International Fund of .75% per annum of its average daily net assets. Pursuant to the Administration Agreement, the Administrator reserves the right to employ one or more sub-administrators to perform administrative services for the Funds. The Bank of New York performs certain administrative services for each of the Funds, and AMR and State Street Bank and Trust Company perform services for the Conseco International Fund, pursuant to agreements with the Administrator. See "The Adviser" above regarding the Administrator's voluntary agreement to waive its fees and/or reimburse Fund expenses.

For the fiscal year ended December 31, 1997, the Conseco Equity Fund, Conseco Asset Allocation Fund and the Conseco Fixed Income Fund accrued administration fees of $86,552, $23,055 and $34,161, respectively.

AMR AND THE INVESTMENT ADVISERS TO THE INTERNATIONAL EQUITY PORTFOLIO

Pursuant to a Management Agreement dated October 1, 1995, as amended July 25, 1997, AMR provides or oversees all administrative, investment advisory, and portfolio management services for the Portfolio. AMR, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. AMR bears the expense of providing the above services and pays the fees of the investment advisers of the Portfolio. As compensation, AMR receives an annualized advisory fee that is calculated and accrued daily, equal to the sum of 0.10% of the net assets of the Portfolio plus all fees payable by AMR to the Portfolio's investment advisers. The advisory fee is payable quarterly in arrears.

The Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the AMR Trust Board, including the affirmative votes of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of the Portfolio's interest holders. The Management Agreement may be terminated without penalty, by a majority vote of Portfolio interests on sixty (60) days' written notice to AMR, or by AMR, on sixty (60) days' written notice to the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

The assets of the Portfolio are allocated by AMR among investment advisers designated for the Portfolio, as listed in the Prospectus. Although the investment advisers are subject to general supervision by the AMR Trust Board and AMR, the AMR Trust Board and AMR do not evaluate the investment merits of specific securities transactions. As compensation for its services, each investment adviser is paid a fee by AMR out of the proceeds of the management fee received by AMR.

Each investment adviser has entered into a separate investment advisory agreement with AMR to provide investment advisory services to the Portfolio. Each Advisory Agreement was approved and became effective as of October 1, 1995. Following the acquisition of Hotchkis and Wiley ("Hotchkis") by Merrill Lynch, Pierce, Fenner & Smith, Inc., a new Advisory Agreement with Hotchkis was approved, effective November 12, 1996. Following the merger of Morgan Stanley Group Inc. and Dean, Witter, Discover & Co., a new Advisory Agreement with Morgan Stanley Asset Management Inc. was approved, effective May 31, 1997.

AMR is permitted to enter into new or modified advisory agreements with existing or new investment advisers without approval of Conseco International Fund shareholders or Portfolio interest holders, but subject to approval of the AMR Trust Board. The SEC issued an exemptive order which eliminates the need for shareholder/interest holder approval subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new adviser or implementing a material change with respect to an advisory contract, the Fund send a notice to shareholders containing information about the change that would be included in a proxy statement. AMR recommends investment advisers based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by AMR. Allocations among investment advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. AMR need not allocate assets to each investment adviser designated for the Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and AMR does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.

Each investment advisory agreement will automatically terminate if assigned, and may be terminated without penalty at any time by AMR, by a vote of a majority of the AMR Trust Board or by a vote of a majority of the outstanding Portfolio interests on no less than thirty (30) days' nor more than sixty (60) days' written notice to the investment adviser, or by the investment adviser upon sixty (60) days' written notice to the Portfolio. Each investment advisory agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the AMR Trust Board, including the affirmative votes of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such approval, or by the vote of the outstanding Portfolio interests.

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and officers of the Trust, their affiliations, if any, with the Adviser and their principal occupations are set forth below.


Name, Address               Position Held         Principal Occupation(s)
    and Age                 With Trust              During Past 5 Years
---------------             ----------              -------------------

William P. Daves, Jr. (72)  Chairman of the  Consultant to insurance and
5723 Trail Meadow           Board, Trustee   healthcare industries. Director,
Dallas, TX 75230                             President and Chief Executive
                                             Officer, FFG Insurance Co.
                                             Chairman of the Board and Trustee
                                             of one other mutual fund managed
                                             by the Adviser.

Maxwell E. Bublitz* (42)    President and    Chartered Financial Analyst.
11825 N. Pennsylvania St.   Trustee          President and Director, Adviser.
Carmel, IN 46032                             Previously,
                                             Senior Vice President, Adviser.
                                             President and Trustee of one
                                             other mutual fund managed by the
                                             Adviser.

Gregory J. Hahn* (37)       Vice President   Chartered Financial Analyst.
11825 N. Pennsylvania St.   for Investments  Senior Vice President, Adviser.
Carmel, IN 46032            and Trustee      Portfolio Manager of the fixed
                                             income portion of Asset
                                             Allocation and Fixed Income Funds.

Name, Address               Position Held         Principal Occupation(s)
    and Age                 With Trust              During Past 5 Years
---------------             ----------              -------------------

Harold W. Hartley (74)      Trustee          Retired. Chartered Financial
317 Peppard Drive, S.W.                      Analyst. Previously, Executive
Ft. Myers Beach, Fl 33913                    Vice President, Tenneco Financial
                                             Services, Inc.  Trustee of one
                                             other mutual fund managed by the
                                             Adviser.

Dr. R. Jan LeCroy (67)      Trustee          President, Dallas Citizens
Dallas Citizens Council                      Council.  Trustee of one other
1201 Main Street,                            mutual fund managed by the
Suite 2444                                   Adviser.  Director, Southwest
Dallas, TX 75202                             Securities Group, Inc.

Dr. Jesse H. Parrish (70)   Trustee          Former President, Midland
2805 Sentinel                                College. Higher Education
Midland, TX 79701                            Consultant.  Trustee of one other
                                             mutual fund managed by the
                                             Adviser.

William P. Latimer (62)     Vice President   Vice President, Senior Counsel,
11825 N. Pennsylvania St.   and Secretary    Secretary, Chief Compliance
Carmel, IN 46032                             Officer and Director of Adviser.
                                             Vice President, Senior Counsel,
                                             Secretary and Director, Conseco
                                             Equity Sales, Inc. Vice President
                                             and Secretary of one other mutual
                                             fund managed by the Adviser.
                                             Previously, Consultant to
                                             securities industry. Previously,
                                             Senior Vice President--Compliance,
                                             USF&G Investment Services, Inc.
                                             and Vice President, Axe-Houghton
                                             Management Inc.

James S. Adams (38)         Treasurer        Senior Vice President, Bankers
11815 N. Pennsylvania St.                    National, Great American
Carmel, IN 46032                             Reserve.  Senior Vice President,
                                             Treasurer, and Director, Conseco
                                             Equity Sales, Inc. Senior Vice
                                             President and Treasurer, Conseco
                                             Services, LLC.  Treasurer of one
                                             other mutual fund managed by the
                                             Adviser.

Name, Address               Position Held         Principal Occupation(s)
    and Age                 With Trust              During Past 5 Years
---------------             ----------              -------------------

William T. Devanney, Jr.(42)Vice President,  Senior Vice President, Corporate
11815 N. Pennsylvania St.   Corporate Taxes  Taxes, Bankers National and Great
Carmel, IN 46032                             American Reserve.  Senior Vice
                                             President, Corporate Taxes,
                                             Conseco Equity Sales, Inc. and
                                             Conseco Services LLC.  Vice
                                             President of one other mutual
                                             fund managed by the Adviser.

------------------
* The Trustee so indicated is an "interested person," as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

The following table shows the compensation of each disinterested Trustee for the fiscal year ending December 31, 1997.


                              COMPENSATION TABLE

                                    Aggregate        Total Compensation from
                                   Compensation    Investment Companies in the
Name of Person, Position         from the Trust* Trust Complex Paid to Trustees*
------------------------         --------------- -------------------------------

William P. Daves, Jr.                $15,000                   $24,000
                                                    (1 other investment company)

Harold W. Hartley                    $16,000                   $25,000
                                                    (1 other investment company)

Dr. R. Jan LeCroy                    $16,000                   $25,000
                                                    (1 other investment company)

Dr. Jesse H. Parrish                 $16,000                   $25,000
                                                    (1 other investment company)

------------------
* Compensation received in 1997 includes a retainer fee from the Funds' first meting held in December 1996.

TRUSTEES AND OFFICERS OF THE AMR TRUST

The AMR Trust Board provides broad supervision over the AMR Trust's affairs. The Trustees and officers of the AMR Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Forth Worth, Texas 76155.


                            Position with  Principal Occupation During
Name, Age and Address       the AMR Trust         Past 5 Years
---------------------       -------------  ---------------------------

William F. Quinn* (50)      Trustee and    President, AMR Investment Services,
                            President      Inc. (1986-Present); Chairman,
                                           American Airlines Employees Federal
                                           Credit Union (1989-Present); Trustee,
                                           American Performance Funds
                                           (1990-1994); Director, Crescent Real
                                           Estate Equities, Inc. (1994-Present);
                                           Trustee, American AAdvantage Funds
                                           (1987-Present); Trustee, American
                                           AAdvantage Mileage Funds
                                           (1995-Present).

Alan D. Feld (60)           Trustee        Partner, Akin, Gump, Strauss, Hauer &
1700 Pacific Avenue                        Feld, LLP (1960-Present)#; Director,
Suite 4100                                 Clear Channel Communications
Dallas, Texas  75201                       (1984-Present); Director, CenterPoint
                                           Properties, Inc. (1994-Present);
                                           Trustee, American AAdvantage Mileage
                                           Funds and American AAdvantage Funds
                                           (1996-Present).

Ben J. Fortson (65)         Trustee        President and CEO, Fortson Oil
301 Commerce Street                        Company (1958-Present); Director,
Suite 3301                                 Kimbell Art Foundation
Forth Worth, Texas  76102                  (1964-Present); Director, Burnett
                                           Foundation (1987-Present); Honorary
                                           Trustee, Texas Christian University
                                           (1986-Present); Trustee, American
                                           AAdvantage Mileage Funds and American
                                           AAdvantage Funds (1996-Present).

                            Position with  Principal Occupation During
Name, Age and Address       the AMR Trust         Past 5 Years
---------------------       -------------  ---------------------------

John S. Justin (81)         Trustee        Chairman and Chief Executive Officer,
2821 West Seventh Street                   Justin Industries, Inc. (a
Fort Worth, Texas  76107                   diversified holding company)
                                           (1969-Present); Executive Board
                                           Member, Blue Cross/Blue Shield of
                                           Texas (1985-Present); Board Member,
                                           Zale Lipshy Hospital (1993-Present);
                                           Trustee, Texas Christian University
                                           (1980-Present); Director and
                                           Executive Board Member, Texas New
                                           Mexico enterprises (1984-1993);
                                           Director, Texas New Mexico Power
                                           Company (1979-1993); Trustee,
                                           American AAdvantage Funds
                                           (1989-Present); Trustee, American
                                           AAdvantage Mileage Funds
                                           (1995-Present).

Stephen D. O'Sullivan*(62)  Trustee        Consultant (1994-Present); Vice
                                           President and Controller (1985-1994),
                                           American Airlines, Inc.; Trustee,
                                           American AAdvantage Funds,
                                           (1987-Present); Trustee, American
                                           AAdvantage Mileage Funds
                                           (1995-Present).

Roger T. Staubach (56)      Trustee        Chairman of the Board and Chief
6750 LBJ Freeway                           Executive Officer of the Staubach
Dallas, Texas  75240                       Company (a commercial real estate
                                           company) (1982-Present); Director,
                                           Halliburton Company (1991-Present);
                                           Director, Brinker International
                                           (1993-Present); Director,
                                           International Home Foods, Inc.
                                           (1997-Present); Member of the
                                           Advisory Board, The Salvation Army;
                                           Trustee, Institute for Aerobics
                                           Research; Member of Executive
                                           Council, Daytop/Dallas; former
                                           quarterback of the Dallas Cowboys
                                           professional football team; Trustee,
                                           American AAdvantage Mileage Funds and
                                           American AAdvantage Funds
                                           (1995-Present).

                            Position with  Principal Occupation During
Name, Age and Address       the AMR Trust         Past 5 Years
---------------------       -------------  ---------------------------

Kneeland Youngblood (41)    Trustee        President Youngblood Enterprises,
2305 Cedar Springs Road                    Inc. (a private business management
Suite 401                                  firm) (1983-Present); Trustee,
Dallas, Texas  75201                       Teachers Retirement System of Texas
                                           (1993-Present); Director, United
                                           States Enrichment Corporation
                                           (1993-Present), Director, Just For
                                           the Kids (1995-Present); Member,
                                           Council on Foreign Relations
                                           (1995-Present); Trustee, American
                                           AAdvantage Mileage Funds and American
                                           AAdvantage Funds (1995-Present);
                                           Director, The L&M Valuation Board
                                           (1997-Present); Trustee, Starwood
                                           Financial Trust (1998-Present).

Nancy A. Eckl (35)          Vice President Vice President, AMR Investment
                                           Services, Inc. (1990-Present).

Michael W. Fields (44)      Vice President Vice President, AMR Investment
                                           Services, Inc. (1988-Present).

Barry Y. Greenberg (34)     Vice           Director, Legal and Compliance, AMR
                            President and  Investment Services, Inc.
                            Assistant      (1995-Present); Branch Chief
                            Secretary      (1992-1995) and Staff Attorney
                                           (1988-1992), Securities and Exchange
                                           Commission.

Rebecca L. Harris (31)      Treasurer      Director of Finance (1995-Present),
                                           Controller (1991-1995), AMR
                                           Investment Services, Inc.

John B. Roberson (39)       Vice President Vice President, AMR Investment
                                           Services, Inc. (1991-Present).

Robert J. Zutz (45)         Secretary      Partner, Kirkpatrick & Lockhart LLP
                                           (law firm)

Thomas E. Jenkins, Jr. (31) Assistant      Senior Compliance Analyst, AMR
                            Secretary      Investment Services, Inc.
                                           (1996-Present); Staff Accountant
                                           (1994-1996) and Compliance Examiner
                                           (1991-1994), Securities and Exchange
                                           Commission.

                            Position with  Principal Occupation During
Name, Age and Address       the AMR Trust         Past 5 Years
---------------------       -------------  ---------------------------

Adriana R. Posada (43)      Assistant      Senior Compliance Analyst
                            Secretary      (1996-Present) and Compliance Analyst
                                           (1993-1996), AMR Investment Services,
                                           Inc.; Special Sales Representative,
                                           American Airlines, Inc. (1991-1993).
------------------
# The law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") provides legal services to American Airlines, Inc., an affiliate of AMR. Mr. Feld has advised the AMR Trust that he has had no material involvement in the services provided by Akin, Gump to American Airlines, Inc. and that he has received no material benefit in connection with these services. Akin, Gump does not provide legal services to AMR or AMR Corporation.

* Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of the AMR Trust as defined by the 1940 Act.

      As compensation for their service to the AMR Trust, the Independent Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of AMR. The AMR Trust does not pay for these travel arrangements. However, the AMR Trust compensates each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, who as a retiree of American Airlines, Inc. already receives free airline travel, receives compensation annually of up to three round trip airline tickets for each of his three adult children. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts (excluding reimbursements) are reflected in the following table for the fiscal year ended October 31, 1997.


                                                                      Total
                                    Pension or                     Compensation
                     Aggregate   Retirement Benefits   Estimated  From American
                   Compensation  Accrued as part of     Annual      AAdvantage
                      From the       the AMR         Benefits Upon Funds Complex
 Name of Trustee     AMR Trust   Trust's Expenses      Retirement    (27 Funds)
 ---------------     ---------   ----------------      ----------  -------------

William F. Quinn         $ 0          $ 0               $ 0           $ 0
Alan D. Feld             $ 15,962     $ 0               $ 0           $ 63,850
Ben J. Fortson           $  6,802     $ 0               $ 0           $ 27,209
John S. Justin           $ 225        $ 0               $ 0           $ 901
Stephen D. O'Sullivan    $ 493        $ 0               $ 0           $ 1,973
Roger T. Staubach        $ 8,269      $ 0               $ 0           $ 33,076
Kneeland Youngblood      $ 9,525      $ 0               $ 0           $ 38,099

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 1998, the following shareholders owned of record, or were known by a Fund to own beneficially, five percent or more of the outstanding shares of the Class A, Class B and Class C shares of each Fund.


FUND NAME                      NAME AND ADDRESS                PERCENT OWNED

Conseco Fixed Income Fund      MLPF & S                            78.25%
Class A                        4800 Deer Lake Dr. E
                               Jacksonville, FL 32246-6484

Conseco Fixed Income Fund      MLPF & S                           100.00%
Class B                        4800 Deer Lake Dr. E
                               Jacksonville, FL 32246-6484

Conseco Fixed Income Fund      Myrna M. Dodson Ttee.              100.00%
Class C                        Inter Vivos Trust Agreement of
                               Myrna M. Dodson
                               10034 64th Ave., N. Apt. 8
                               St. Petersburg, FL  33708-3556

Conseco High Yield Fund        CCM                                 81.21%
Class A                        11825 North Pennsylvania St.
                               Carmel, IN 46032-4555

                               Charles Schwab & Co. Inc.            6.52%
                               Special Custody Account for the
                               Exclusive Benefit of Customers
                               101 Montgomery St.
                               San Francisco, CA  94104-4122

                               Joseph F. Demichele                  5.94%
                               6639 N. College Ave.
                               Indianapolis, IN  46220-1622

Conseco High Yield Fund        Merrill Lynch                       62.28%
Class B                        4800 Deer Lake Dr. East
                               Jacksonville, FL 32246-6486

                               c/o Murray & Murray Co. LPA         15.09%
                               Tamara J. Murray
                               P.O. Box 19
                               Sandusky, OH 44871-0019

FUND NAME                      NAME AND ADDRESS                PERCENT OWNED

                               c/o Murray & Murray Co. LPA         17.06%
                               Michael Murray
                               P.O. Box 19
                               Sandusky, OH 44871-0019

Conseco High Yield Fund        Merrill Lynch                      100.00%
Class C                        4800 Deer Lake Dr. East
                               Jacksonville, FL 32246-6486

FUND NAME                      NAME AND ADDRESS                PERCENT OWNED

Conseco Asset Allocation Fund  Sara M. Ralph                        8.36%
Class A                        13078 Sterling Commons
                               Fishers, IN 46038-9241

                               MLPF & S                            14.94%
                               4800 Deer Lake Dr. E
                               Jacksonville, FL 32246-6484

                               Performance Mkt. Group              13.03%
                               1126 South 70th St., Ste. 420B
                               Milwaukee, WI 53214-3151

Conseco Asset Allocation Fund  MLPF & S                            63.98%
Class B                        4800 Deer Lake Dr. E
                               Jacksonville, FL 32246-6484

                               Patricia M. Roedl                    5.29%
                               637 E. South St.
                               Beaver Dam, WI  53916-3005

                               Retirement Accounts & Co.            7.03%
                               FBO Shirley A. Wolc
                               P.O. Box 173785
                               Denver, CO  80217-3785

                               Community National Bank Cust.        8.10%
                               FBO:  Donald H. Leow IRA
                               P.O. Box 210
                               Seneca, KS  66538-0210

                               Prudential Securities Inc. FBO      11.50%
                               Mr. Donald g. Haslach IRA
                               468 Hilltop Ave.
                               Roseville, MN  55113-6910

Conseco Asset Allocation Fund  Judy A. Felsman Ttee.               19.73%
Class C                        Judy A. Felsman Trust
                               11106 103rd Ter.
                               Largo, FL 33778-4110

                               Merrill Lynch                       41.08%
                               4800 Deer Lake Dr. E
                               Jacksonville, FL 32246-6484

FUND NAME                      NAME AND ADDRESS                PERCENT OWNED

                               Lucila G. Whisenant Cust.           19.60%
                               Kristina Kalle Whisenant
                               4511 Pinfish Ln.
                               Palmetto, FL 34221-5626

Conseco Equity Fund Class A    State Street Bank & Trust Co.        6.74%
                               Cust. for the IRA of
                               Steven L. Priddy
                               2861 Jeremy Ct.
                               Carmel, IN  46033-8757

                               State Street Bank & Trust Co.        6.86%
                               Cust for the Rollover IRA of
                               Rollin M. Dick
                               9085 E. State Road 334
                               Zionsville, IN  46077-8662

                               MLPF & S                            17.95%
                               4800 Deer Lake Dr. E.
                               Jacksonville, FL  32246-6484

                               Eugene Perry & Barbara              13.07%
                               Perry JTTEN
                               91 Morgan St.
                               Mooresville, IN 46158-1514

Conseco Equity Fund Class B    MLPF & S                            60.85%
                               4800 Deer Lake Dr. E
                               Jacksonville, FL 32246-6484

                               Retirement Accounts & Co.            6.38%
                               FBO Shirley A Wolc
                               P.O. Box 173785
                               Denver, CO 80217-3785

                               Hilliard Lyons Cust. For            17.43%
                               Jennifer K. Brotherton IRA
                               564 W. 72nd St.
                               Indianapolis, IN 46260-4139

Conseco Equity Fund Class C    Merrill Lynch                       77.89%
                               4800 Deer Lake Dr. E
                               Jacksonville, FL  32246-6484

FUND NAME                      NAME AND ADDRESS                PERCENT OWNED

                               Christian M. Butston Ttee.          16.65%
                               The Butson Revocable Family
                               Trust
                               2208 Eagle Bluff Dr.
                               Valrico, FL 33594-7218

                               McDonald & Co. Secs. Inc. Cust.      5.45%
                               Matthew M. Fornefeld IRA
                               3718 Devonshire Ct.
                               Bloomington, IN 47408-9641

Conseco International Fund     CCM                                 99.86%
Class A                        11825 North Pennsylvania St.
                               Carmel, IN 46032-4555

Conseco 20 Fund Class A        CCM                                 98.29%
                               11825 North Pennsylvania St.
                               Carmel, IN 46032-4555

Conseco 20 Fund Class B        MLPF & S                            52.01%
                               4800 Deer Lake Dr. E
                               Jacksonville, FL 32246-6484

                               Thomas J. Murray &                   6.74%
                               Ann L. Murray Jtten
                               111 E. Shoreline Dr.
                               Sandusky, OH 44870-2517

                               William D. Hotson                    6.82%
                               6542 E. US 40
                               Fillmore, IN  46128

Conseco 20 Fund Class C        MLPF & S                            92.96%
                               4800 Deer Lake Dr. E
                               Jacksonville, FL 32246-6484

The Trustees and officers of the Trust, as a group, own less than 1% of each Fund's outstanding shares. A shareholder owning of record or beneficially more than 25% of a Fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

FUND EXPENSES

Each Fund pays its own expenses including, without limitation: (i) organizational and offering expenses of the Fund and expenses incurred in connection with the issuance of shares of the Fund; (ii) fees of its custodian and transfer agent; (iii) expenditures in connection with meetings of shareholders and Trustees; (iv) compensation and expenses of Trustees who are not interested persons of the Trust; (v) the costs of any liability, uncollectible items of deposit and other insurance or fidelity bond; (vi) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders; (vii) legal, auditing, and accounting fees; (viii) trade association dues; (ix) filing fees and expenses of registering and maintaining registration of shares of the Fund under applicable federal and state securities laws; (x) brokerage commissions; (xi) taxes and governmental fees; and (xii) extraordinary and non-recurring expenses.

DISTRIBUTION ARRANGEMENTS

Conseco Equity Sales, Inc. (the "Distributor") serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement, dated January 2, 1997 as amended December 31, 1997. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, the Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act). The Distributor is not obligated to sell any specific amount of shares of any Fund.

For the fiscal year ended December 31, 1997, the Distributor received as compensation for the sale of Conseco Asset Allocation Fund A shares $20,746, of which amount it retained $2,338 and reallowed $18,407. For the fiscal year ended December 31, 1997, the Distributor received as compensation for the sale of Conseco Equity Fund A shares $37,114, of which amount it retained $3,566 and reallowed $33,547. For the fiscal year ended December 31, 1997, the Distributor received as compensation for the sale of Conseco Fixed Income Fund A shares $4,196, of which amount it retained $452 and reallowed $3,743.

The Distributor's principal address is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.

DISTRIBUTION AND SERVICE PLAN

The Trust has adopted distribution and service plans dated March 28, 1997 with respect to the Class A shares of the Conseco Equity Fund, Conseco Asset Allocation Fund and Conseco Fixed Income Fund, and dated December 31, 1997 with respect to each other class of Fund shares (the "Plans"), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

Pursuant to the Plans, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plans authorize payments to the Distributor up to 0.50% annually of each Fund's (except for the Conseco Fixed Income Fund's) average daily net assets attributable to its Class A shares. The Conseco Fixed Income Fund's Plan authorizes payments to the Distributor up to 0.65% annually of that Fund's average daily net assets attributable to its Class A shares. The Plans authorize payments to the Distributor up to 1.00% annually of each Fund's average daily net assets attributable to its Class B shares. The Plans authorize payments to the Distributor up to 1.00% annually of each Fund's average daily net assets attributable to its Class C shares. See "Management - The Adviser" above regarding the Distributor's voluntary agreement to waive its fees and/or reimburse Fund expenses.

For the fiscal year ended December 31, 1997, the 12b-1 fees attributable to Class A shares of the Conseco Equity Fund, Conseco Asset Allocation Fund and the Conseco Fixed Income Fund were $9,508, $2,149 and $1,984, respectively.

The Plans further provide for periodic payments by the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C of a Fund for shareholder servicing may not exceed an annual rate of .25% of the average daily net asset value of Fund shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plans, the Distributor provides to each Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

The Plans were adopted by a majority vote of the Trustees of the Trust, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Trust and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. The Trustees believe that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Among the anticipated benefits are higher levels of sales and lower levels of redemptions of Class A, Class B and Class C shares of each Fund, economies of scale, reduced expense ratios and greater portfolio diversification.

Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent under the Plans without approval of the shareholders of the affected Fund, and material amendments to the Plans must also be approved by the Trustees in a manner described above. The Plans may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plans, or by a vote of a majority of the outstanding voting securities of the Fund affected thereby. The Plans will automatically terminate in the event of their assignment.

PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase or redemption of Fund shares, see the Prospectus.

RIGHTS OF ACCUMULATION. Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any Fund at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of shares of the Funds, or shares of the money market fund currently managed by Federated Management (derived from the exchange of Fund shares on which an initial sales charge was paid). Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

LETTER OF INTENT. Any shareholder may qualify for a reduced sales charge on purchases of Class A shares made within a 13-month period pursuant to a Letter of Intent (LOI). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of the Trust owned by the shareholder. Such value is determined based on the net asset value on the date of the LOI. During the term of an LOI, Boston Financial Data Services ("BFDS"), the Trust's transfer agent, will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to BFDS an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within 20 days after a written request by BFDS pay such difference in sales charge, BFDS will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the LOI are available from your broker, dealer or other financial intermediary or from BFDS at (800) 986-3384.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from Class A, Class B and Class C shares of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 or more will be sent to the applicant, or any person designated by him, monthly or quarterly. Redemptions of Class B or Class C shares under the SWP will not be subject to any contingent deferred sales charge so long as a shareholder does not withdraw annually more than 12% of the SWP account.

Any income dividends or capital gain distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

REDEMPTIONS IN KIND

Each Fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the net assets of the Fund, whichever is less. Any redemptions beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Fund will pay all or a portion of the remainder of the redemptions in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Board deems fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could incur certain transaction costs.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays; trading on the NYSE is restricted; for any period during which an emergency exists as a result of which (1) disposition by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets; or for such other periods as the SEC may permit for the protection of investors.

GENERAL

The Trustees themselves have the power to alter the number and terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Trust is not required to hold annual meetings of shareholders for action by shareholders' vote except as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the holders of 10% of the Trust's shares. In addition, 10 or more shareholders meeting certain conditions and holding the lesser of $25,000 worth or 1% of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give those shareholders access to the shareholder list or, if requested by those shareholders, mail at the shareholders' expense the shareholders' communication to all other shareholders.

Each issued and outstanding share of each class of a Fund is entitled to participate equally in dividends and other distributions of the respective class of the Fund and, upon liquidation or dissolution, in the net assets of that class remaining after satisfaction of outstanding liabilities. The shares of each Fund have no preference, preemptive or similar rights, and are freely transferable. The exchange privilege for each class and the conversion rights of Class B shares are described in the Prospectus.

Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more series (such as the Funds) outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees, the ratification of the contract with the principal underwriter or the ratification of the selection of accountants. The rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series. Under Rule 18f-3 under the 1940 Act, each class of a Fund shall have a different arrangement for shareholder services or the distribution of securities or both and shall pay all of the expenses of that arrangement, shall have exclusive voting rights on any matters submitted to shareholders that relate solely to a particular class' arrangement, and shall have separate voting rights on any matters submitted to shareholders in which the interests of one class differ from the interests of any other class.

Under Massachusetts law, shareholders of the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder's incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust and the Adviser have Codes of Ethics governing the personal securities transactions of officers and employees. These codes require prior approval for certain transactions and prohibit transactions which may be deemed to conflict with the securities trading of the Adviser's clients.

TAXES

GENERAL

To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund -- which is treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year,

(i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer. The Conseco International Fund, as an investor in the Portfolio, is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies the requirements described above to qualify as a RIC.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

Distributions, if any, in excess of a Fund's current or accumulated earnings and profits, as computed for federal income tax purposes, will constitute a return of capital, which first will reduce a shareholder's tax basis in the Fund's shares and then (after such basis is reduced to zero) generally will give rise to capital gains. Under the Taxpayer Relief Act of 1997 ("Tax Act"), different maximum tax rates apply to a non-corporate taxpayer's net capital gain (the excess of net long-term capital gain over net short-term capital loss) depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months.

Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

At the time of an investor's purchase of shares of a Fund, a portion of the purchase price is often attributable to unrealized appreciation in the Fund's portfolio or undistributed taxable income. Consequently, subsequent distributions from that appreciation (when realized) or income may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for the shares and the distributions in reality represent a return of a portion of the purchase price.

Each Fund will be subject to a nondeductible 4% federal excise tax ("Excise Tax") on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to avoid liability for such tax by satisfying those distribution requirements.

THE RELATIONSHIP OF THE CONSECO INTERNATIONAL FUND AND THE PORTFOLIO

The Portfolio has received a ruling from the Internal Revenue Service ("Service") to the effect that, among other things, the Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, the Portfolio is not subject to federal income tax; instead, each investor in the Portfolio, such as the Conseco International Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because each investor in the Portfolio that intends to qualify as a RIC (such as the Conseco International Fund) is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the investor satisfies the requirements described above to qualify as a RIC, the Portfolio intends to conduct its operations so that those investors will be able to satisfy all those requirements.

Distributions to the Conseco International Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in the Portfolio generally will equal the amount of cash the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

INCOME FROM FOREIGN SECURITIES

Dividends and interest received by a Fund or the Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Conseco International Fund's total assets (taking into account its proportionate share of the Portfolio's assets) at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to its proportionate share of any foreign taxes paid by the Portfolio ("Fund's foreign taxes"). Pursuant to that election, the Fund would treat its foreign taxes as dividends paid to its shareholders, and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of the Fund's foreign taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents its proportionate share of the Portfolio's income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income (taking into account its proportionate share of the Portfolio's income) from sources within foreign countries and U.S. possessions if it makes this election. Pursuant to the Tax Act, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each Fund and the Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund or the Portfolio is a U.S. shareholder (not effective in the case of the Conseco International Fund and the Portfolio until after October 31, 1998) -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a part (or, in the case of the Conseco International Fund, its proportionate share of a part) of any "excess distribution" received by it (or in the case of the Conseco International Fund, by the Portfolio) on the stock of a PFIC or of any gain on the Fund's (or in the case of the Conseco International Fund, the Portfolio's) disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Portfolio currently does not intend to acquire stock in companies that are considered PFICs.

If a Fund or the Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund, or in the Portfolio's case the Conseco International Fund, would be required to include in income each year its pro rata share (taking into account, in the case of the Conseco International Fund, its proportionate share of the Portfolio's pro rata share) of the QEF's annual ordinary earnings and net capital gain -- which likely would have to be distributed by the Fund, or in the Portfolio's case the Conseco International Fund, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed thereto by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund and the Portfolio (in the case of the latter and the Conseco International Fund, after the taxable year ending October 31, 1998) may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the adjusted basis therein as of the end of that year. Pursuant to the election, a Fund or the Portfolio also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years. The adjusted basis in each PFIC's stock with respect to which this election is made will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign exchange gains and losses realized by a Fund or the Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency positions and payables or receivables (e.g., dividends or interest receivable) denominated in a foreign currency are subject to section 988 of the Code, which generally causes those gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any gains from the disposition of foreign currencies could, under future Treasury regulations, produce income that is not "qualifying income" under the Income Requirement.

INVESTMENTS IN DEBT SECURITIES

If a Fund or the Portfolio invests in zero coupon securities, payment-in-kind securities and/or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if an election is made to include market discount in income currently), it must accrue income on those investments prior to the receipt of cash payments or interest thereon. However, each Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income, including such accrued discount and other non-cash income (including, in the case of the Conseco International Fund, its proportionate share of such income of the Portfolio), to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. Therefore, a Fund or the Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to make the necessary distributions.

Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund or the Portfolio that holds such obligations. Tax rules are not entirely clear about issues such as when a Fund or the Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that holds such obligations (including the Conseco International Fund if the Portfolio holds any such obligations) in order to seek to reduce the risk of distributing insufficient income to qualify for treatment as a RIC and of becoming subject to federal income tax or the Excise Tax.

HEDGING STRATEGIES

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options, futures and forward contracts derived by a Fund (or, in the case of the Conseco International Fund, by the Portfolio) with respect to its business of investing in securities or foreign currencies -- and as noted above, gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) -- will qualify as permissible income under the Income Requirement.

Certain futures and foreign currency contracts in which the Funds or the Portfolio may invest will be "section 1256 contracts." Section 1256 contracts held by a Fund or the Portfolio at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund or the Portfolio has made an election not to have the following rules apply, must be marked-to-market (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. As of the date of this SAI, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on non-corporate taxpayers' net capital gain enacted by the Tax Act noted above, although technical corrections legislation passed by the House of Representatives late in 1997 would clarify that those rates apply. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Funds and the Portfolio may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund or the Portfolio makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a Fund or the Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund or the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or the Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under that law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

OTHER INFORMATION

CUSTODIAN

The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as custodian of the assets of each Fund (except the Conseco International Fund). State Street Bank and Trust Company ("State Street") serves as custodian of the assets of the Conseco International Fund and of the International Portfolio.

TRANSFER AGENCY SERVICES

State Street is the transfer agent for each Fund.

INDEPENDENT ACCOUNTANTS/AUDITORS

Coopers & Lybrand L.L.P., 2900 One American Square, Box 82002, Indianapolis, Indiana 46282-0002 serves as the Trust's independent accountant. The independent auditors of the International Portfolio are Ernst & Young LLP, Dallas, Texas.

FINANCIAL STATEMENTS

Audited financial statements for the Conseco Equity Fund, the Conseco Asset Allocation Fund and the Conseco Fixed Income Fund for the fiscal year ended December 31, 1997 are incorporated by reference from the Trust's annual report to shareholders.

Audited financial statements for the International Equity Portfolio for the fiscal year ended October 31, 1997 are incorporated by reference from the American AAdvantage Funds' Annual Report to Shareholders for the period ended October 31, 1997.

                     STATEMENT OF ADDITIONAL INFORMATION

                              CONSECO FUND GROUP

                          CONSECO FIXED INCOME FUND
                           CONSECO HIGH YIELD FUND
                        CONSECO ASSET ALLOCATION FUND
                             CONSECO EQUITY FUND
                          CONSECO INTERNATIONAL FUND
                               CONSECO 20 FUND

                                CLASS Y SHARES

                                 MAY 1, 1998

This Statement of Additional Information ("SAI") is not a prospectus. It contains additional information about the Conseco Fund Group (the "Trust") and the six series of the Trust: Conseco Fixed Income Fund, Conseco High Yield Fund, Conseco Asset Allocation Fund, Conseco Equity Fund, Conseco International Fund, and Conseco 20 Fund (each a "Fund" and collectively the "Funds"). It should be read in conjunction with the Funds' Class Y prospectus (the "Prospectus"), dated May 1, 1998. You may obtain a copy by contacting the Trust's Administrative Office, 11815 N. Pennsylvania Street, Carmel, Indiana 46032.

                              TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION..........................................................2
INVESTMENT RESTRICTIONS......................................................2
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES..........................8
INVESTMENT PERFORMANCE......................................................23
SECURITIES TRANSACTIONS.....................................................25
MANAGEMENT..................................................................28
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................38
FUND EXPENSES...............................................................41
DISTRIBUTION ARRANGEMENTS...................................................41
PURCHASE AND REDEMPTION OF SHARES...........................................41
GENERAL.....................................................................42
TAXES.......................................................................43
OTHER INFORMATION...........................................................49
FINANCIAL STATEMENTS........................................................50

GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a "series" type of mutual fund which issues separate series of shares, each of which represents a separate portfolio of investments. Each Fund offers four classes of shares. This SAI relates solely to Class Y shares of the Funds. Class A shares, Class B shares and Class C shares are offered to individual investors through a separate prospectus and SAI. Each class may have different expenses, which may affect performance. Conseco Capital Management, Inc. (the "Adviser") serves as the Trust's investment adviser. The Conseco International Fund invests all of its investable assets in the International Equity Portfolio (the "Portfolio" or the "International Portfolio") of AMR Investment Services Trust ("AMR Trust"). The Portfolio is a separate investment company managed by AMR Investment Services, Inc. ("AMR").

INVESTMENT RESTRICTIONS

The Trust and the AMR Trust have adopted the following policies relating to the investment of assets of the Funds and the Portfolio, respectively, and their activities. These are fundamental policies and may not be changed without the approval of the holders of a "majority" of the outstanding shares of the affected Fund or the outstanding interests of the Portfolio. Under the 1940 Act, the vote of such a "majority" means the vote of the holders of the lesser of (i) 67 percent of the shares or interests represented at a meeting at which more than 50 percent of the outstanding shares or interests are represented or (ii) more than 50 percent of the outstanding shares or interests. A change in policy affecting only one Fund or the Portfolio may be effected with the approval of the holders of a majority of the outstanding shares of the Fund or the Portfolio. Except for the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund or the Portfolio.

CONSECO EQUITY, CONSECO ASSET ALLOCATION AND CONSECO FIXED INCOME FUNDS

The Conseco Equity, Conseco Asset Allocation and Conseco Fixed Income Funds may not (except as noted):

1. Purchase securities on margin, except that Funds engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, and except that effecting short sales against the box will not be deemed to constitute a purchase of securities on margin;

2. Purchase or sell commodities or commodity contracts (which, for the purpose of this restriction, shall not include foreign currency futures or forward currency contracts), except: (a) any Fund may engage in interest rate futures contracts, stock index futures, futures contracts based on other financial instruments, and options on such futures contracts; and
      (b) Conseco Asset Allocation Fund may engage in futures contracts on gold;

3. Borrow money or pledge, mortgage, or assign assets, except that a Fund may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter it will have an asset coverage of at least 300 percent; (b) enter into reverse repurchase agreements, options, futures, options on futures contracts, foreign currency futures contracts and forward currency contracts as described in the Prospectus and in this SAI. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for future contracts, and options on futures contracts and foreign currency futures and forward currency contracts will not be deemed to be pledges of a Fund's assets);

4.    Underwrite securities of other issuers;

5. With respect to 75% of a Fund's total assets, invest more than 5% of the value of its assets in the securities of any one issuer if thereafter the Fund in question would have more than 5% of its assets in the securities of any issuer or would own more than 10% of the outstanding voting securities of such issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6. Invest in securities of a company for the purpose of exercising control or management;

7. Write, purchase or sell puts, calls or any combination thereof, except that the Funds may write listed covered or secured calls and puts and enter into closing purchase transactions with respect to such calls and puts if, after writing any such call or put, not more than 25% of the assets of the Fund are subject to covered or secured calls and puts, and except that the Funds may purchase calls and puts with a value of up to 5% of each such Fund's net assets;

8. Participate on a joint or a joint and several basis in any trading account in securities;

9. Invest in the securities of issuers in any one industry if thereafter more than 25% of the assets of the Fund in question would be invested in securities of issuers in that industry; investing in cash items, U.S. Government securities (as defined in the Prospectus), or repurchase agreements as to these securities, shall not be considered investments in an industry;

10. Purchase or sell real estate, except that it may purchase marketable securities which are issued by companies which invest in real estate or interests therein;

11. Make loans of its assets, except the Funds may enter into repurchase agreements and lend portfolio securities in an amount not to exceed 15% of the value of a Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board of Trustees; or

12. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except as permitted herein and in Investment Restriction Nos. 1, 2 and 3. Obligations under interest rate swaps will not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements. Other good faith hedging transactions and similar investment strategies will also not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements and are structured consistent with current SEC interpretations.

CONSECO 20 AND CONSECO HIGH YIELD FUNDS

The Conseco 20 and Conseco High Yield Funds may not (except as noted):

 1. Purchase or sell commodities or commodity contracts except that a Fund may purchase or sell options, futures contracts, and options on futures contracts and may engage in interest rate and foreign currency transactions;

 2. Borrow money, except that a Fund may: (a) borrow from banks, and (b) enter into reverse repurchase agreements, provided that (a) and (b) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings); and except that a Fund may borrow from any person up to 5% of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments);

 3. Underwrite securities of other issuers except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase or sale of portfolio securities;

 4. With respect to 75% of the Conseco High Yield Fund's total assets, purchase the securities of any issuer if (a) more than 5% of Fund's total assets would be invested in the securities of that issuer or (b) the Fund would own more than 10% of the outstanding voting securities of that issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

 5. Purchase any security if thereafter 25% or more of the total assets of the Fund would be invested in securities of issuers having their principal business activities in the same industry; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

 6. Purchase or sell real estate, except that a Fund may purchase securities which are issued by companies which invest in real estate or which are secured by real estate or interests therein;

 7. Make loans of its assets if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other parties except through (a) entering into repurchase agreements and (b) purchasing debt instruments; or

 8. Issue any senior security, except as permitted under the 1940 Act.

CONSECO INTERNATIONAL FUND

The Conseco International Fund has the following fundamental investment policy that enables it to invest in the Portfolio:

      Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

All other fundamental investment policies and the non-fundamental investment policies of the Conseco International Fund and the Portfolio are identical (except, as noted below, their policies on borrowing).

In addition to the investment limitations noted in the Prospectus, the following seven restrictions have been adopted by the Conseco International Fund and the Portfolio and may be changed only by the majority vote of the outstanding shares of the Fund or the outstanding interests of the Portfolio. Whenever the Conseco International Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund's votes representing the Fund's shareholders not voting will be voted by the Fund in the same proportion as those Fund shareholders who do, in fact, vote.

The Conseco International Fund may not (although the following discusses the investment policies of the Fund, except as noted, it applies equally to the Portfolio):

 1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in its Prospectus;

 2. Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and when-issued securities when consistent with the other policies and limitations described in its Prospectus;

 3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law;

 4. Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that the Fund may lend its securities to broker-dealers or other institutional investors in accordance with the guidelines stated in its Prospectus;

 5. Purchase from or sell securities to its officers, Trustees or other "interested persons" of the Trust, as defined in the 1940 Act, including its investment adviser(s) and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder;

 6. Issue senior securities except that the Fund may engage in when-issued securities and forward commitment transactions and may engage in currency futures and forward currency contracts; or

 7. Borrow money, except that the Fund may: (a) borrow from banks, and (b) enter into reverse repurchase agreements, provided that (a) and (b) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings); and except that the Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments). (This policy does not apply to the Portfolio.)

As a matter of fundamental policy, the International Portfolio may borrow from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing. Because this policy may only be changed by the majority vote of the outstanding interests in the Portfolio, before any change could be adopted, the Fund would seek voting instructions from its shareholders. So long as the Conseco International Fund invests all of its investable assets in the Portfolio, the Fund intends to follow the 10% limitation set forth in the Portfolio's fundamental policy. In addition, although not a fundamental policy, the Portfolio intends to repay any money borrowed before any additional portfolio securities are purchased.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions are designated as nonfundamental with respect to the Conseco Equity, Conseco Asset Allocation and Conseco Fixed Income Funds and may be changed by the Trust's Board of Trustees ("Board") without shareholder approval.

The Conseco Equity, Conseco Asset Allocation and Conseco Fixed Income Funds may not (except as noted):

1. With respect to in excess of 15% of a Fund's assets, sell securities short, except that each Fund may, without limit, make short sales against the box.

2. Purchase any high yield, high risk security if as a result more than 35% of the Fund's assets would be invested in high yield, high risk securities.

The following restrictions are designated as nonfundamental with respect to the Conseco 20 and Conseco High Yield Funds and may be changed by the Board without shareholder approval.

The Conseco 20 and Conseco High Yield Funds may not (except as noted):

 1. Sell securities short in an amount exceeding 15% of its assets, except that a Fund may, without limit, make short sales against the box. Transactions in options, futures, options on futures and other derivative instruments shall not constitute selling securities short;

 2. Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions and except that margin deposits in connection with transactions in options, futures, options on futures and other derivative instruments shall not constitute a purchase of securities on margin; or

 3. Make loans of its assets, except that a Fund may enter into repurchase agreements and purchase debt instruments as set forth in its fundamental policy on lending and may lend portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets.

The following restrictions are designated as nonfundamental with respect to the Conseco International Fund and the Portfolio and may be changed by the Board or the AMR Trust's Board of Trustees ("AMR Trust Board") without shareholder approval.

The Conseco International Fund may not (although the following discusses the investment policies of the Fund, it applies equally to the Portfolio):

 1.   Purchase securities on margin;

 2.   Effect  short  sales  (except  that the Fund may  obtain  such  short term
      credits  as  necessary   for  the  clearance  of  purchases  or  sales  of
      securities);

 3.   Purchase or sell call options or engage in the writing of such options; or

 4. Invest more than 10% of its total assets in the securities of other investment companies.

In order to limit the risks associated with entry into repurchase agreements, the Board has adopted certain criteria (which are not fundamental policies) to be followed by the Funds. These criteria provide for entering into repurchase agreement transactions (a) only with banks or broker-dealers meeting certain guidelines for creditworthiness, (b) that are fully collateralized, (c) on an approved standard form of agreement and (d) that meet limits on investments in the repurchase agreements of any one bank, broker or dealer.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The following discussion describes in greater detail different types of securities and investment techniques used by the Funds, as well as the risks associated with such securities and techniques. References in this section to "a

Fund"  or  "the  Funds"  or  the  "Conseco   International   Fund"  include  the
International Portfolio unless the context otherwise requires.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

Securities issued by international organizations such as the Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank"), are not U.S. Government
securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

ASSET-BACKED SECURITIES

Asset-backed securities represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. Other asset-backed securities may be developed in the future.

HIGH YIELD (HIGH RISK)  SECURITIES  (ALL FUNDS  EXCEPT  CONSECO  INTERNATIONAL
FUND)

      IN GENERAL. Lower rated fixed income securities (also referred to as "high yield securities") are securities rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), securities comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or unrated securities of equivalent quality. Lower rated fixed income securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Lower rated fixed income securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Subsequent to purchase by the Conseco Equity Fund, Conseco Asset Allocation Fund, Conseco Fixed Income Fund or Conseco 20 Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, the Fund will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that its holdings do not exceed the permissible amount as set forth in the Prospectus.

      EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower rated fixed income securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated fixed income securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower rated fixed income securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

      PAYMENT EXPECTATIONS. Lower rated fixed income securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

      CREDIT RATINGS. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in lower rated fixed income securities, the achievement of a Fund's investment objective may be more dependent on the Adviser's own credit analysis than is the case for higher rated securities. Although the Adviser considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Adviser performs research and independently assesses the value of particular securities relative to the market. The Adviser's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer's responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Adviser buys and sells debt securities principally in response to its evaluation of an issuer's continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

      LIQUIDITY AND VALUATION. Lower rated fixed income securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund's ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated fixed income securities, especially in a thinly traded market.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

New issues of certain debt securities are often offered on a when-issued or delayed delivery basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The settlement dates of these transactions may be a month or more after entering into the transaction. A Fund bears the risk that, on the settlement date, the market value of the securities may be lower than the purchase price. At the time a Fund makes a commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of such securities each day in determining the Fund's net asset value. However, a Fund will not accrue any income on these securities prior to delivery. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes.
When effecting when-issued and delayed delivery transactions, cash or liquid securities in an amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled. A Fund may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is each Fund's policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

VARIABLE AND FLOATING RATE SECURITIES

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year.

BANKING AND SAVINGS INDUSTRY OBLIGATIONS

Such obligations include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Funds may each invest in obligations of foreign branches of domestic commercial banks and foreign banks; provided, however, that the Conseco Equity and Conseco Fixed Income Funds may invest in these types of instruments so long as they are U.S. dollar denominated. See "Foreign Securities" in the Prospectus for information regarding risks associated with investments in foreign securities.

The Funds, with the exception of the Conseco International Fund, will not invest in obligations issued by a commercial bank or S&L unless:

 1. The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or S&P, or, if the institution has no outstanding securities rated by Moody's or S&P, it has, in the determination of the Adviser, similar creditworthiness to institutions having outstanding securities so rated;

 2.    In the case of a U.S.  bank or S&L, its deposits are  federally  insured;
       and

 3. In the case of a foreign bank, the security is, in the determination of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

REPURCHASE AGREEMENTS

Repurchase agreements permit a Fund to maintain liquidity and earn income over periods of time as short as overnight. In these transactions, a Fund purchases securities (the "underlying securities") from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed upon return. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Fund would realize a loss. A repurchase transaction will be subject to guidelines approved by the Board or the AMR Trust Board, as appropriate. These guidelines require monitoring the creditworthiness of counterparties to repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis. Repurchase agreements maturing in more than seven days may be considered illiquid and may be subject to each Fund's limitation on investment in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

A reverse repurchase agreement involves the temporary sale of a security by a Fund and its agreement to repurchase the instrument at a specified time at a higher price. Such agreements are short-term in nature. During the period before repurchase, the Fund continues to receive principal and interest payments on the securities.

In a mortgage dollar roll, a Fund sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security (same type, coupon and maturity) on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by any interest earned on the proceeds of the initial sale.

In accordance with regulatory requirements, a Fund will segregate cash or liquid securities whenever it enters into reverse repurchase agreements or mortgage dollar rolls. Such transactions may be considered to be borrowings for purposes of the Funds' fundamental policies concerning borrowings.

WARRANTS

The holder of a warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund would lose its entire investment in such warrant.

INTEREST RATE TRANSACTIONS (ALL FUNDS EXCEPT CONSECO INTERNATIONAL FUND)

Each of these Funds may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fund may also enter into these transactions to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as speculative investments.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines elements of buying a cap and selling a floor.

A Fund may enter into interest rate swaps, caps, floors, and collars on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such transactions on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap, floor, or collar will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the custodian.

A Fund will not enter into any interest rate transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps, floors and collars are more recent innovations which tend to be less liquid than swaps.

STEP DOWN PREFERRED SECURITIES

Step down perpetual preferred securities are issued by a real estate investment trust ("REIT") making a mortgage loan to a single borrower. The dividend rate paid by these securities is initially relatively high, but declines yearly. The securities are subject to call if the REIT suffers an unfavorable tax event, and to tender by the issuer's equity holder in the 10th year; both events could be on terms unfavorable to the holder of the preferred securities. The value of these securities will be affected by changes in the value of the underlying mortgage loan. The REIT is not diversified, and the value of the mortgaged property may not cover its obligations. Step down perpetual preferred securities are considered restricted securities under the 1933 Act.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Loan participations and assignments are interests in loans originated by banks and other financial institutions. Both the lending bank and the borrower may be deemed to be "issuers" of a loan participation.

Although some of the loans may be secured, there is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a

Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to the Fund as a property owner.

Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors.

FUTURES CONTRACTS  (ALL FUNDS EXCEPT CONSECO INTERNATIONAL FUND)

Each of these Funds may purchase and sell futures contracts solely for the purpose of hedging against the effect that changes in general market conditions, interest rates, and conditions affecting particular industries may have on the values of securities held by a Fund or which a Fund intends to purchase, and not for purposes of speculation. For information about foreign currency futures contracts, see "Foreign Currency Transactions" below.

      GENERAL DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for the underlying financial instruments, such contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument on the same delivery date. Where a Fund has sold a futures contract, if the offsetting price is more than the original futures contract purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

At the time a Fund enters into a futures contract, an amount of cash or liquid securities, equal to the fair market value less initial margin of the futures contract, will be deposited in a segregated account with the Trust's custodian to collateralize the position and thereby ensure that such futures contract is covered. A Fund may be required to deposit additional assets in the segregated account in order to continue covering the contract as market conditions change. A Fund may also be required to post additional "variation" margin. In addition, each Fund will comply with certain regulations of the Commodity Futures Trading Commission to qualify for an exclusion from being a "commodity pool operator."

      INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month at a price fixed in the contract.

The Funds may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by a Fund. A Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it intends to invest in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

      STOCK INDEX FUTURES CONTRACTS (CONSECO EQUITY, CONSECO ASSET ALLOCATION, AND CONSECO 20 FUNDS). A stock index (for example, the Standard & Poor's 500 Composite Stock Price Index or the New York Stock Exchange Composite Index) assigns relative values to the common stocks included in the index and fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract was originally purchased or sold.

To the extent that changes in the value of a Fund correspond to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to the Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities positions, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

 1. When a sale of Fund securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

       a.   Forego possible appreciation,

       b. Create a situation in which the securities would be difficult to repurchase, or

       c.   Create substantial brokerage commission;

 2. When a liquidation of part of the investment portfolio has commenced or is contemplated, but there is, in the Adviser's determination, a substantial risk of a major price decline before liquidation can be completed; or

 3.   To close out stock index futures purchase transactions.

Where the Adviser anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against the possibility of not participating in such advance at a time when a Fund is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

 1. If the Fund is attempting to purchase equity positions in issues which it may have or is having difficulty purchasing at prices considered by the Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the investment portfolio, or

 2.   To close out stock index futures sales transactions.

      GOLD FUTURES CONTRACTS. Conseco Asset Allocation Fund may enter into futures contracts on gold. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Fund purchases a gold contract, it becomes obligated to take delivery and pay for the gold from the seller in accordance with the terms of the contract. When the Fund sells a gold futures contract, it becomes obligated to make delivery of the gold to the purchaser in accordance with the terms of the contract. The Fund will enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks. The Fund will not engage in these contracts for speculation or for achieving leverage. The hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

      OPTIONS ON FUTURES CONTRACTS. The Funds may purchase options on futures contracts, although they will not write options on any such contracts. A futures option gives a Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. In most cases, however, a Fund would close out its position before expiration by an offsetting purchase or sale.

The Funds may enter into options on futures contracts only in connection with hedging strategies. Generally, these strategies would be employed under the same market conditions in which a Fund would use put and call options on debt securities, as described in "Options on Securities" below.

      RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures and futures options for hedging purposes. While hedging transactions may protect a Fund against adverse movements in the general level of interest rates and economic conditions, such transactions could also preclude the Fund from the opportunity to benefit from favorable movements in the underlying securities. There can be no guarantee that the anticipated correlation between price movements in the hedging vehicle and in the portfolio securities being hedged will occur. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the Fund's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures and futures options trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and without a significant trading history. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade. A Fund will not enter into a futures contract or purchase a futures option if immediately thereafter the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures options positions, excluding futures contracts and futures options entered into for bona fide hedging purposes and net of the amount by which any futures options positions are "in-the-money" would exceed 5 percent of the Fund's net assets.

OPTIONS ON SECURITIES AND SECURITIES INDICES (ALL FUNDS EXCEPT CONSECO INTERNATIONAL FUND)

Each of these Funds may purchase put and call options on securities, and (except for the Conseco Fixed Income and Conseco High Yield Funds) put and call options on stock indices, at such times as the Adviser deems appropriate and consistent with a Fund's investment objective. The Funds may also write listed "covered" call and "secured" put options. Each Fund may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option.

      PURCHASING OPTIONS ON SECURITIES. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Fund would enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund would continue to receive interest income on such security.

A Fund may purchase call options on securities to protect against substantial increases in prices of securities which the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and transactional costs paid on the option which is sold.

      WRITING COVERED CALL AND SECURED PUT OPTIONS. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, each Fund may write "covered" call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to protect partially against increases in the value of securities to be purchased, the Funds may write "secured" put options. During the option period, the writer of a put option may be assigned an exercise notice requiring the writer to purchase the underlying security at the exercise price.

A Fund may write a call or put option only if the call option is "covered" or the put option is "secured" by the Fund. Under a covered call option, the Fund is obligated, as the writer of the option, to own the underlying securities subject to the option or hold a call at an equal or lower exercise price, for the same exercise period, and on the same securities as the written call. Under a secured put option, a Fund must maintain, in a segregated account with the Trust's custodian, cash or liquid securities with a value sufficient to meet its obligation as writer of the option. A put may also be secured if the Fund holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option by the same Fund.

      OPTIONS ON SECURITIES INDICES. Call and put options on securities indices would be purchased or written by a Fund for the same purposes as the purchase or sale of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payment and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, the Fund is required to maintain a segregated account consisting of cash or liquid securities, or the Fund must purchase a like option of greater value that will expire no earlier than the option written. The purchase of such options may not enable a Fund to hedge effectively against stock market risk if they are not highly correlated with the value of its securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market, which cannot be done accurately in all cases.

      RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, and, as long as its obligation as a writer continues, has retained the risk of loss if the price of the underlying security declines. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security or securities in a segregated account while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Corporation due to a high trading volume or other events, and a decision by one or more national securities exchanges to discontinue the trading of options or to impose restrictions on certain types of orders.

There also can be no assurance that a Fund would be able to liquidate an over-the-counter ("OTC") option at any time prior to expiration. In contrast to exchange-traded options where the clearing organization affiliated with the particular exchange on which the option is listed in effect guarantees completion of every exchange-traded option, OTC options are contracts between a Fund and a counter-party, with no clearing organization guarantee. Thus, when a

Fund purchases an OTC option, it generally will be able to close out the option prior to its expiration only by entering into a closing transaction with the dealer from whom the Fund originally purchased the option.

Since option premiums paid or received by a Fund are small in relation to the market value of underlying investments, buying and selling put and call options offer large amounts of leverage. Thus, trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS (CONSECO ASSET ALLOCATION, CONSECO 20, CONSECO HIGH YIELD AND CONSECO INTERNATIONAL FUNDS)

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund will purchase and sell such contracts for hedging purposes and not as an investment. A Fund will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The International Portfolio may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies with a value that bears a positive correlation to the value of the currency being hedged. Except for the International Portfolio, a Fund will not (1) commit more than 15 percent of its total assets computed at market value at the time of commitment to foreign currency futures or forward currency contracts, or (2) enter into a foreign currency contract with a term of greater than one year.

Forward currency contracts are not traded on regulated commodities exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counter-party to the transaction.

There can be no assurance that a liquid market will exist when a Fund seeks to close out a foreign currency futures or forward currency position. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although each Fund values its assets daily in U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, thereby incurring the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES (CONSECO ASSET ALLOCATION, CONSECO 20 AND CONSECO HIGH YIELD FUNDS)

Each of these Funds may invest in call and put options on foreign currencies. A Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

A Fund may employ hedging strategies with options on currencies before the Fund purchases a foreign security denominated in the hedged currency, during the period the Fund holds a foreign security, or between the day a foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency increases relative to the U.S. dollar. The Funds will purchase options on foreign currencies only for hedging purposes and will not speculate in options on foreign currencies. The Funds may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the purchase or sale of the underlying assets.

BORROWING

Except for the Conseco International Fund and the Portfolio (as discussed above under "Investment Restrictions--Conseco International Fund"), a Fund may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Fund would have asset coverage of 300 percent. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value; money borrowed will be subject to interest and other costs which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund's shares. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

INVESTMENT IN SECURITIES OF OTHER INVESTMENT COMPANIES

Securities of other investment companies have the potential to appreciate as do any other securities, but tend to present less risk because their value is based on a diversified portfolio of investments. The 1940 Act expressly permits mutual funds to invest in other investment companies within prescribed limitations. An investment company may invest in other investment companies if at the time of such investment (1) it does not own more than 3 percent of the voting securities of any one investment company, (2) it does not invest more than 5 percent of its assets in any single investment company, and (3) its investment in all investment companies does not exceed 10 percent of assets.

Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country which permits direct foreign investment.

Investment companies in which the Funds may invest charge advisory and administrative fees and may also assess a sales load and/or distribution fees. Therefore, investors in a Fund that invests in other investment companies would indirectly bear costs associated with those investments as well as the costs associated with investing in the Fund. The percentage limitations described above significantly limit the costs a Fund may incur in connection with such investments.

SHORT SALES (ALL FUNDS EXCEPT CONSECO INTERNATIONAL FUND)

A short sale is a transaction in which a Fund sells a security in anticipation that the market price of the security will decline. A Fund may effect short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns or anticipates acquiring, or in similar securities, and (ii) to maintain flexibility in its holdings. In a short sale "against the box," at the time of sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security. Under applicable guidelines of the SEC staff, if a Fund engages in a short sale (other than a short sale against-the-box), it must put an appropriate amount of cash or liquid securities in a segregated account (not with the broker).

The effect of short selling on a Fund is similar to the effect of leverage. Short selling may exaggerate changes in a Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.

INVESTMENT PERFORMANCE

STANDARDIZED YIELD QUOTATIONS. Class Y shares of the Funds may advertise investment performance figures, including yield. The yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2 [((A-B)/CD)+1)[SUPERSCRIPT]6-1]

Where:
A = the  dividends  and  interest  earned  during the period.
B = the  expenses accrued for the period (net of  reimbursements,  if any).
C = the average daily number of shares outstanding during the period that were entitled to receive dividends.
D = the maximum offering price (which is net asset value) per share on the last day of the period.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. Class Y shares of the Funds may advertise its total return and its cumulative total return. The total return will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P (1+T)[SUPERSCRIPT]n=ERV

Where:
P = a  hypothetical  initial  payment of $1,000.
T = the average  annual  total return.
n = the number of years.
ERV = the ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

The cumulative total return will be based upon a stated period and will be computed by dividing the ending redeemable value of a hypothetical investment by the value of the initial investment (assuming reinvestment of all distributions).

Each investment performance figure will be carried to the nearest hundredth of one percent.

NON-STANDARDIZED PERFORMANCE. In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is required to be quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL INFORMATION. From time to time, the Funds may advertise their performance compared to similar funds or types of investments using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. stock market.

The Standard & Poor's MidCap 400 Index consists of 400 domestic stocks of companies whose market capitalizations range from $201 million to $14.4 billion, with a median market capitalization of $2.1 billion.

The Nasdaq Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 5,510 stocks listed on the Nasdaq Stock Market.

The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities and foreign targeted issues are not included in the Lehman Government Bond Index.

The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,900 bonds with a face value currently in excess of $3.5 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $100 million, have at least one year to maturity and be rated "BBB/Baa" or higher ("investment grade") by an NRSRO.

The Lehman Brothers Aggregate Bond Index is an index consisting of the securities listed in Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Asset-Backed Securities Index. The Government/Corporate Bond Index is described above. The Mortgage-Backed Securities Index consists of 15 and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC and FNMA (excluding buydowns, manufactured homes and graduated equity mortgages). The Asset-Backed Securities Index consists of credit card, auto and home equity loans (excluding subordinated tranches) with an average life of one year.

The Morgan Stanley Capital International Europe, Australasia, Far East Index, also known as the EAFE Index, is an unmanaged index of common stock prices of more than 1,100 companies from Europe, Australia and the Far East translated into U.S. dollars.

Each index includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

In addition, from time to time in reports and promotions (1) a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services and Morningstar, Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives, and assets; or (b) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in a Fund; (3) other statistics such as GNP and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or statistics derived by other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Fund's performance; and (5) the sectors or industries in which a Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

SECURITIES TRANSACTIONS

CONSECO EQUITY, CONSECO ASSET ALLOCATION, CONSECO FIXED INCOME, CONSECO 20 AND CONSECO HIGH YIELD FUNDS

The Adviser is responsible for decisions to buy and sell securities for these Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. A substantial majority of a Fund's portfolio transactions in fixed income securities will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by a Fund. In certain instances, the Adviser may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker-dealer to execute a particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of the order and the difficulty of execution; and the size of contribution of the broker-dealer to the investment performance of a Fund on a continuing basis. Broker-dealers may be selected who provide brokerage and/or research services to these Funds and/or other accounts over which the Adviser exercises investment discretion. Such services may include furnishing advice concerning the value of securities (including providing quotations as to securities), the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody, or required in connection therewith.

The Adviser shall not be deemed to have acted unlawfully, or to have breached any duty created by a Fund's Investment Advisory Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The Adviser allocates orders placed by it on behalf of these Funds in such amounts and proportions as the Adviser shall determine, and the Adviser will report on said allocations regularly to a Fund indicating the broker-dealers to whom such allocations have been made and the basis therefor.

The receipt of research from broker-dealers may be useful to the Adviser in rendering investment management services to these Funds and/or the Adviser's other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to these Funds. The receipt of such research will not be substituted for the independent research of the Adviser. It does enable the Adviser to reduce costs to less than those which would have been required to develop comparable information through its own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions.

For the fiscal year ended December 31, 1997, the Conseco Equity Fund, Conseco Asset Allocation Fund and the Conseco Fixed Income Fund paid aggregate brokerage commissions of $215,359, $37,658 and $0, respectively. During the fiscal year ended December 31, 1997, the Conseco Fixed Income Fund acquired securities of the following of its "regular brokers or dealers" (as defined in the 1940 Act) ("Regular B/Ds"): UBS Securities, Salomon Smith Barney, Inc., Morgan Stanley & Co., Inc. and J.P. Morgan Securities, Inc.; at that date, the Conseco Fixed Income Fund held the securities of its Regular B/Ds with an aggregate value as follows: UBS Securities, $1,000,000; Salomon Smith Barney, Inc., $861,000, Morgan Stanley & Co., Inc., $713,000 and J.P.
Morgan Securities, Inc., $728,000.

Orders on behalf of these Funds may be bunched with orders on behalf of other clients of the Adviser. It is the Adviser's policy that, to the extent practicable, all clients with similar investment objectives and guidelines be treated fairly and equitably in the allocation of securities trades.

The Board periodically reviews the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.

CONSECO INTERNATIONAL FUND

The assets of the International Portfolio are allocated by AMR among investment advisers designated for the Portfolio. Each investment adviser has discretion to purchase and sell portfolio securities in accordance with the investment objective, policies and restrictions described in the Prospectus and this SAI and with specific investment strategies developed by AMR. Each investment adviser will place its own orders to execute securities transactions.

In placing such orders and in selecting brokers or dealers, the principal objective of each investment adviser is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in the primary markets, and that in assessing the best net price and execution available, each investment adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

In selecting brokers or dealers to execute particular transactions, the Portfolio's investment advisers are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine the Portfolio's net asset value), the sale of Fund shares by such broker-dealer or the servicing of Fund shareholders by such broker-dealer, and other information provided to the Portfolio, to AMR and/or to the investment advisers (or their affiliates), provided, however, that the investment adviser determines that it has received the best net price and execution available. The investment advisers are also authorized to cause the Portfolio to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The AMR Trust Board, AMR or the investment advisers, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which AMR or the investment adviser exercises investment discretion.

For the fiscal years ended  October 31, 1995,  1996 and 1997,  the Portfolio (or
its  predecessor)  paid  $422,670,  $544,844  and  $956,160,   respectively,  in
brokerage commissions.

The portfolio turnover rate for the Portfolio (or its predecessor) for the fiscal years ended October 31, 1995, 1996 and 1997 was 21%, 19% and 15%, respectively. High portfolio turnover can increase transaction costs and generate additional capital gains or losses.

The fees of the investment advisers are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the AMR Trust Board, an investment adviser of the Portfolio or its affiliated broker-dealer may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so. During the fiscal year ended October 31, 1995, the Portfolio paid $18,937 in brokerage commissions to Morgan Stanley, Inc., an affiliate of Morgan Stanley Asset Management, an investment adviser to the predecessor. During the fiscal year ended October 31, 1996, the Portfolio paid $2,142, $1,002, $2,051 and $20,129 to Fleming Martin, Jardine Fleming, Ord Minnett and Robert Fleming & Co., affiliates of Rowe Price-Fleming International, Inc., then an adviser to the Portfolio and $3,892 to Morgan Stanley International, an affiliate of Morgan Stanley Asset Management Inc. During the fiscal year ended October 31, 1997, the Portfolio paid $3,260, $13,141 and $81,109, to Jardine Fleming, Ord Minnett and Robert Fleming & Co., respectively, affiliates of Rowe Price-Fleming International, Inc., then an adviser to the Portfolio; $5,413 to Morgan Stanley International, an affiliate of Morgan Stanley Asset Management; and $50,428 to Merrill Lynch & Co., Inc., an affiliate of Hotchkis and Wiley.

MANAGEMENT

THE ADVISER

The Adviser provides investment advice and, in general, supervises the Trust's management and investment program, furnishes office space, prepares reports for the Funds, and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. Each Fund pays all other expenses incurred in the operation of the Fund, including fees and expenses of unaffiliated Trustees of the Trust. While the Conseco International Fund operates in a "master-feeder" structure, the Adviser is responsible for selecting the investment company in which that Fund invests. If the Adviser is not satisfied with the performance of that investment company, the Adviser will recommend to the Board other investment companies in which the Conseco International Fund may invest, or recommend that the Adviser manage the Conseco International Fund itself.

The Adviser is a wholly owned subsidiary of Conseco, Inc. ("Conseco"), a publicly-owned financial services company, the principal operations of which are in development, marketing and administration of specialized annuity, life and health insurance products. Conseco's offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

The Investment Advisory Agreements, dated March 28, 1997, between the Adviser and the Conseco Equity Fund, Conseco Asset Allocation Fund and Conseco Fixed Income Fund, and the Investment Advisory Agreement dated December 31, 1997 between the Adviser and the Conseco 20 Fund, Conseco High Yield Fund and Conseco International Fund, provide that the Adviser shall not be liable for any error in judgment or mistake of law or for any loss suffered by a Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Adviser. The Agreements provide that the Adviser is not protected against any liability to a Fund or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreements or the violation of any applicable law.


Under the terms of the Investment Advisory Agreements, the Adviser has contracted to receive an investment advisory fee equal to an annual rate of 0.70% of the average daily net asset value of the Conseco Equity Fund, 0.70% of the average daily net asset value of the Conseco Asset Allocation Fund, 0.45% of the average daily net asset value of the Conseco Fixed Income Fund, 0.70% of the average daily net asset value of the Conseco High Yield Fund, 0.70% of the average daily net asset value of the Conseco 20 Fund and 1.00% of the average daily net asset value of the Conseco International Fund. The Adviser has voluntarily agreed to waive all of its fees under the Conseco International Fund's Investment Advisory Agreement so long as that Fund invests all of its investable assets in the Portfolio or another investment company with substantially the same investment objective and policies as the Fund. For more information about the Portfolio's management, see "AMR and the Investment Advisers to the International Equity Portfolio" below.

For the fiscal year ended December 31, 1997, the Conseco Equity Fund, Conseco Asset Allocation Fund and the Conseco Fixed Income Fund accrued investment advisory fees of $286,410, $63,605 and $58,632, respectively.

The Adviser, together with Conseco Services, LLC (the "Administrator"), have voluntarily agreed to waive their fees and/or reimburse the Funds' expenses to the extent that the ratios of expenses to net assets exceed the amounts set forth in the fee table in the Prospectus. These voluntary limits may be discontinued at any time after April 30, 1999.

For the fiscal year ended December 31, 1997, fees waived and/or expenses reimbursed were $96,817, $125,654 and $141,110 with respect to the Conseco Equity Fund, Conseco Asset Allocation Fund and the Conseco Fixed Income Fund, respectively.

Each Fund (except the Conseco International Fund) may receive credits from its custodian based on cash held by the Fund at the custodian. These credits may be used to reduce the custody fees payable by the Fund. In that case, the Adviser's (and, other affiliates') voluntary agreement to waive fees or reimburse expenses will be applied only after the Fund's custody fees have been reduced or eliminated by the use of such credits.

THE ADMINISTRATOR

Conseco Services, LLC (the "Administrator") is a wholly owned subsidiary of Conseco, and receives compensation from the Trust pursuant to an Administration Agreement dated January 2, 1997 and amended December 31, 1997. Under that agreement, the Administrator supervises the overall administration of the Funds. These administrative services include supervising the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. In addition, while the Conseco International Fund operates in a "master-feeder" structure, the Administrator will monitor the performance of the investment company in which the Conseco International Fund invests, coordinate the Conseco International Fund's relationship with that investment company and communicate with the Board and shareholders regarding the performance of that investment company and the Fund's master-feeder structure.

For providing these services, the Administrator receives a fee from each of the Funds, except the Conseco International Fund, of .20% per annum of its average daily net assets and a fee from the Conseco International Fund of .75% per annum of its average daily net assets. Pursuant to the Administration Agreement, the Administrator reserves the right to employ one or more sub-administrators to perform administrative services for the Funds. The Bank of New York performs certain administrative services for each of the Funds, and AMR and State Street Bank and Trust Company perform services for the Conseco International Fund, pursuant to agreements with the Administrator. See "The Adviser" above regarding the Administrator's voluntary agreement to waive its fees and/or reimburse Fund expenses.

For the fiscal year ended December 31, 1997, the Conseco Equity Fund, Conseco Asset Allocation Fund and the Conseco Fixed Income Fund accrued administration fees of $86,552, $23,055 and $34,161, respectively.

AMR AND THE INVESTMENT ADVISERS TO THE INTERNATIONAL EQUITY PORTFOLIO

Pursuant to a Management Agreement dated October 1, 1995, as amended July 25, 1997, AMR provides or oversees all administrative, investment advisory, and portfolio management services for the Portfolio. AMR, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. AMR bears the expense of providing the above services and pays the fees of the investment advisers of the Portfolio. As compensation, AMR receives an annualized advisory fee that is calculated and accrued daily, equal to the sum of 0.10% of the net assets of the Portfolio plus all fees payable by AMR to the Portfolio's investment advisers. The advisory fee is payable quarterly in arrears.

The Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the AMR Trust Board, including the affirmative votes of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of the Portfolio's interest holders. The Management Agreement may be terminated without penalty, by a majority vote of Portfolio interests on sixty (60) days' written notice to AMR, or by AMR, on sixty (60) days' written notice to the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

The assets of the Portfolio are allocated by AMR among investment advisers designated for the Portfolio, as listed in the Prospectus. Although the investment advisers are subject to general supervision by the AMR Trust Board and AMR, the AMR Trust Board and AMR do not evaluate the investment merits of specific securities transactions. As compensation for its services, each investment adviser is paid a fee by AMR out of the proceeds of the management fee received by AMR.

Each investment adviser has entered into a separate investment advisory agreement with AMR to provide investment advisory services to the Portfolio. Each Advisory Agreement was approved and became effective as of October 1, 1995. Following the acquisition of Hotchkis and Wiley ("Hotchkis") by Merrill Lynch, Pierce, Fenner & Smith, Inc., a new Advisory Agreement with Hotchkis was approved, effective November 12, 1996. Following the merger of Morgan Stanley Group Inc. and Dean, Witter, Discover & Co., a new Advisory Agreement with Morgan Stanley Asset Management Inc. was approved, effective May 31, 1997.

AMR is permitted to enter into new or modified advisory agreements with existing or new investment advisers without approval of Conseco International Fund shareholders or Portfolio interest holders, but subject to approval of the AMR Trust Board. The SEC issued an exemptive order which eliminates the need for shareholder/interest holder approval subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new adviser or implementing a material change with respect to an advisory contract, the Fund send a notice to shareholders containing information about the change that would be included in a proxy statement. AMR recommends investment advisers based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by AMR. Allocations among investment advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. AMR need not allocate assets to each investment adviser designated for the Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and AMR does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.

Each investment advisory agreement will automatically terminate if assigned, and may be terminated without penalty at any time by AMR, by a vote of a majority of the AMR Trust Board or by a vote of a majority of the outstanding Portfolio interests on no less than thirty (30) days' nor more than sixty (60) days' written notice to the investment adviser, or by the investment adviser upon sixty (60) days' written notice to the Portfolio. Each investment advisory agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the AMR Trust Board, including the affirmative votes of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such approval, or by the vote of the outstanding Portfolio interests.

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and officers of the Trust, their affiliations, if any, with the Adviser and their principal occupations are set forth below.

          Name, Address            Position Held        Principal Occupation(s)
             and Age                 With Trust           During Past 5 Years
         ---------------             ----------           -------------------

William P. Daves, Jr. (72)        Chairman of the  Consultant to insurance and
5723 Trail Meadow                 Board, Trustee   healthcare industries.
Dallas, TX 75230                                   Director, President and Chief
                                                   Executive Officer, FFG
                                                   Insurance Co. Chairman of the
                                                   Board and Trustee of one
                                                   other mutual fund managed by
                                                   the Adviser.

          Name, Address            Position Held        Principal Occupation(s)
             and Age                 With Trust           During Past 5 Years
         ---------------             ----------           -------------------

Maxwell E. Bublitz* (42)          President and    Chartered Financial Analyst.
11825 N. Pennsylvania St.         Trustee          President and Director,
Carmel, IN 46032                                   Adviser. Previously, Senior
                                                   Vice President, Adviser.
                                                   President and Trustee of one
                                                   other mutual fund managed by
                                                   the Adviser.

Gregory J. Hahn* (37)             Vice President   Chartered Financial Analyst.
11825 N. Pennsylvania St.         for Investments  Senior Vice President,
Carmel, IN 46032                  and Trustee      Adviser. Portfolio Manager of
                                                   the fixed income portion of
                                                   Asset Allocation and Fixed
                                                   Income Funds.

Harold W. Hartley (74)            Trustee          Retired. Chartered Financial
317 Peppard Drive, S.W.                            Analyst. Previously,
Ft. Myers Beach, Fl 33913                          Executive Vice President,
                                                   Tenneco Financial Services,
                                                   Inc. Trustee of one other
                                                   mutual fund managed by the
                                                   Adviser.

Dr. R. Jan LeCroy (67)            Trustee          President, Dallas Citizens
Dallas Citizens Council                            Council. Trustee of one other
1201 Main Street,                                  mutual fund managed by the
Suite 2444                                         Adviser. Director, Southwest
Dallas, TX 75202                                   Securities Group, Inc.

Dr. Jesse H. Parrish (70)         Trustee          Former President, Midland
2805 Sentinel                                      College. Higher Education
Midland, TX 79701                                  Consultant. Trustee of one
                                                   other mutual fund managed by
                                                   the Adviser.

          Name, Address            Position Held        Principal Occupation(s)
             and Age                 With Trust           During Past 5 Years
         ---------------             ----------           -------------------

William P. Latimer (62)           Vice President   Vice President, Senior
11825 N. Pennsylvania St.         and Secretary    Counsel, Secretary, Chief
Carmel, IN 46032                                   Compliance Officer and
                                                   Director of Adviser. Vice
                                                   President, Senior Counsel,
                                                   Secretary and Director,
                                                   Conseco Equity Sales, Inc.
                                                   Vice President and Secretary
                                                   of one other mutual fund
                                                   managed by the Adviser.
                                                   Previously, Consultant to
                                                   securities industry.
                                                   Previously, Senior Vice
                                                   President--Compliance, USF&G
                                                   Investment Services, Inc. and
                                                   Vice President, Axe-Houghton
                                                   Management Inc.

James S. Adams (38)               Treasurer        Senior Vice President,
11815 N. Pennsylvania St.                          Bankers National, Great
Carmel, IN 46032                                   American Reserve. Senior Vice
                                                   President, Treasurer, and
                                                   Director, Conseco Equity
                                                   Sales, Inc. Senior Vice
                                                   President and Treasurer,
                                                   Conseco Services, LLC.
                                                   Treasurer of one other mutual
                                                   fund managed by the Adviser.

William T. Devanney, Jr.  (42)    Vice President,  Senior Vice President,
11815 N. Pennsylvania St.         Corporate Taxes  Corporate Taxes, Bankers
Carmel, IN 46032                                   National and Great American
                                                   Reserve. Senior Vice
                                                   President, Corporate Taxes,
                                                   Conseco Equity Sales, Inc.
                                                   and Conseco Services LLC.
                                                   Vice President of one other
                                                   mutual fund managed by the
                                                   Adviser.

------------------
* The Trustee so indicated is an "interested person," as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

The following table shows the compensation of each disinterested Trustee for the fiscal year ending December 31, 1997.

                              COMPENSATION TABLE

                                                       Total Compensation from
                                    Aggregate        Investment Companies in the
                                   Compensation         Trust Complex Paid to
Name of Person, Position         from the Trust*              Trustees*
------------------------         ---------------              ---------

William P. Daves, Jr.                $15,000                   $24,000
                                                    (1 other investment company)

Harold W. Hartley                    $16,000                   $25,000
                                                    (1 other investment company)

Dr. R. Jan LeCroy                    $16,000                   $25,000
                                                    (1 other investment company)

Dr. Jesse H. Parrish                 $16,000                   $25,000
                                                    (1 other investment company)
------------------
* Compensation received in 1997 includes a retainer fee from the Funds' first meting held in December 1996.

TRUSTEES AND OFFICERS OF THE AMR TRUST

The AMR Trust Board provides broad supervision over the AMR Trust's affairs. The Trustees and officers of the AMR Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Forth Worth, Texas 76155.

                             Position with   Principal Occupation During
Name, Age and Address        the AMR Trust           Past 5 Years
---------------------        -------------   ---------------------------

William F. Quinn* (50)       Trustee and     President, AMR Investment Services,
                             President       Inc. (1986-Present); Chairman,
                                             American Airlines Employees Federal
                                             Credit Union (1989-Present);
                                             Trustee, American Performance Funds
                                             (1990-1994); Director, Crescent
                                             Real Estate Equities, Inc.
                                             (1994-Present); Trustee, American
                                             AAdvantage Funds (1987-Present);
                                             Trustee, American AAdvantage
                                             Mileage Funds (1995-Present).

Alan D. Feld (60)            Trustee         Partner, Akin, Gump, Strauss, Hauer
1700 Pacific Avenue                          & Feld, LLP (1960-Present)#;
Suite 4100                                   Director, Clear Channel
Dallas, Texas  75201                         Communications (1984-Present);
                                             Director, CenterPoint Properties,
                                             Inc. (1994-Present); Trustee,
                                             American AAdvantage Mileage Funds
                                             and American AAdvantage Funds
                                             (1996-Present).

Ben J. Fortson (65)          Trustee         President and CEO, Fortson Oil
301 Commerce Street                          Company (1958-Present); Director,
Suite 3301                                   Kimbell Art Foundation
Forth Worth, Texas  76102                    (1964-Present); Director, Burnett
                                             Foundation (1987-Present); Honorary
                                             Trustee, Texas Christian University
                                             (1986-Present); Trustee, American
                                             AAdvantage Mileage Funds and
                                             American AAdvantage Funds
                                             (1996-Present).

John S. Justin (81)          Trustee         Chairman and Chief Executive
2821 West Seventh Street                     Officer, Justin Industries, Inc. (a
Fort Worth, Texas  76107                     diversified holding company)
                                             (1969-Present); Executive Board
                                             Member, Blue Cross/Blue Shield of
                                             Texas (1985-Present); Board Member,
                                             Zale Lipshy Hospital
                                             (1993-Present); Trustee, Texas
                                             Christian University
                                             (1980-Present); Director and
                                             Executive Board Member, Texas New
                                             Mexico enterprises (1984-1993);
                                             Director, Texas New Mexico Power
                                             Company (1979-1993); Trustee,
                                             American AAdvantage Funds
                                             (1989-Present); Trustee, American
                                             AAdvantage Mileage Funds
                                             (1995-Present).

                             Position with   Principal Occupation During
Name, Age and Address        the AMR Trust           Past 5 Years
---------------------        -------------   ---------------------------

Stephen D. O'Sullivan*(62)   Trustee         Consultant (1994-Present); Vice
                                             President and Controller
                                             (1985-1994), American Airlines,
                                             Inc.; Trustee, American AAdvantage
                                             Funds, (1987-Present); Trustee,
                                             American AAdvantage Mileage Funds
                                             (1995-Present).

Roger T. Staubach (56)       Trustee         Chairman of the Board and Chief
6750 LBJ Freeway                             Executive Officer of the Staubach
Dallas, Texas  75240                         Company (a commercial real estate
                                             company) (1982-Present); Director,
                                             Halliburton Company (1991-Present);
                                             Director, Brinker International
                                             (1993-Present); Director,
                                             International Home Foods, Inc.
                                             (1997-Present); Member of the
                                             Advisory Board, The Salvation Army;
                                             Trustee, Institute for Aerobics
                                             Research; Member of Executive
                                             Council, Daytop/Dallas; former
                                             quarterback of the Dallas Cowboys
                                             professional football team;
                                             Trustee, American AAdvantage
                                             Mileage Funds and American
                                             AAdvantage Funds (1995-Present).

Kneeland Youngblood (41)     Trustee         President Youngblood Enterprises,
2305 Cedar Springs Road                      Inc. (a private business management
Suite 401                                    firm) (1983-Present); Trustee,
Dallas, Texas  75201                         Teachers Retirement System of Texas
                                             (1993-Present); Director, United
                                             States Enrichment Corporation
                                             (1993-Present), Director, Just For
                                             the Kids (1995-Present); Member,
                                             Council on Foreign Relations
                                             (1995-Present); Trustee, American
                                             AAdvantage Mileage Funds and
                                             American AAdvantage Funds
                                             (1995-Present); Director, The L&M
                                             Valuation Board (1997-Present);
                                             Trustee, Starwood Financial Trust
                                             (1998-Present).

Nancy A. Eckl (35)           Vice President  Vice President, AMR Investment
                                             Services, Inc. (1990-Present).

                             Position with   Principal Occupation During
Name, Age and Address        the AMR Trust           Past 5 Years
---------------------        -------------   ---------------------------

Michael W. Fields (44)       Vice President  Vice President, AMR Investment
                                             Services, Inc. (1988-Present).

Barry Y. Greenberg (34)      Vice President  Director, Legal and Compliance, AMR
                             and Assistant   Investment Services, Inc.
                             Secretary       (1995-Present); Branch Chief
                                             (1992-1995) and Staff Attorney
                                             (1988-1992), Securities and
                                             Exchange Commission.

Rebecca L. Harris (31)       Treasurer       Director of Finance (1995-Present),
                                             Controller (1991-1995), AMR
                                             Investment Services, Inc.

John B. Roberson (39)        Vice President  Vice President, AMR Investment
                                             Services, Inc. (1991-Present).

Robert J. Zutz (45)          Secretary       Partner, Kirkpatrick & Lockhart LLP
                                             (law firm)

Thomas E. Jenkins, Jr. (31)  Assistant       Senior Compliance Analyst, AMR
                             Secretary       Investment Services, Inc.
                                             (1996-Present); Staff Accountant
                                             (1994-1996) and Compliance Examiner
                                             (1991-1994), Securities and
                                             Exchange Commission.

Adriana R. Posada (43)       Assistant       Senior Compliance Analyst
                             Secretary       (1996-Present) and Compliance
                                             Analyst (1993-1996), AMR Investment
                                             Services, Inc.; Special Sales
                                             Representative, American Airlines,
                                             Inc. (1991-1993).

------------------
# The law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") provides legal services to American Airlines, Inc., an affiliate of AMR. Mr. Feld has advised the AMR Trust that he has had no material involvement in the services provided by Akin, Gump to American Airlines, Inc. and that he has received no material benefit in connection with these services. Akin, Gump does not provide legal services to AMR or AMR Corporation.

* Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of the AMR Trust as defined by the 1940 Act.

      As compensation for their service to the AMR Trust, the Independent Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of AMR. The AMR Trust does not pay for these travel arrangements. However, the AMR Trust compensates each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, who as a retiree of American Airlines, Inc. already receives free airline travel, receives compensation annually of up to three round trip airline tickets for each of his three adult children. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts (excluding reimbursements) are reflected in the following table for the fiscal year ended October 31, 1997.


                                      Pension or                      Total
                                      Retirement                    Compensation
                       Aggregate       Benefits       Estimated    From American
                     Compensation   Accrued as Part     Annual       AAdvantage
                       From the        of the AMR    Benefits Upon Funds Complex
   Name of Trustee    AMR Trust     Trust's Expenses  Retirement    (27 Funds)
   ---------------    ---------     ----------------  ----------    ----------

William F. Quinn         $ 0          $ 0               $ 0           $ 0
Alan D. Feld             $ 15,962     $ 0               $ 0           $ 63,850
Ben J. Fortson           $  6,802     $ 0               $ 0           $ 27,209
John S. Justin           $ 225        $ 0               $ 0           $ 901
Stephen D. O'Sullivan    $ 493        $ 0               $ 0           $ 1,973
Roger T. Staubach        $ 8,269      $ 0               $ 0           $ 33,076
Kneeland Youngblood      $ 9,525      $ 0               $ 0           $ 38,099

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 1998, the following shareholders owned of record, or were known by a Fund to own beneficially, five percent or more of the outstanding shares of the Class Y shares of each Fund.


FUND NAME                      NAME AND ADDRESS              PERCENT OWNED

Conseco Fixed Income Fund      American Traveller Life               7.64%
Class Y                        11815 N. Pennsylvania Street
                               Carmel, IN 46032-4555

                               Bankers Life and Casualty             5.10%
                               11825 N. Pennsylvania St.
                               Carmel, IN  46032-4555

                               Beneficial Standard Life              5.10%
                               11825 N. Pennsylvania St.
                               Carmel, IN  46032-4555

FUND NAME                      NAME AND ADDRESS              PERCENT OWNED

                               Great American Reserve                5.10%
                               11825 N. Pennsylvania St.
                               Carmel, IN  46032-4555

                               Massachusetts General                 5.10%
                               11825 N. Pennsylvania St.
                               Carmel, IN  46032-4555

                               National Fidelity Life                7.66%
                               11825 N. Pennsylvania St.
                               Carmel, IN  46032-4555

                               Philadelphia Life                     7.66%
                               11825 N. Pennsylvania St.
                               Carmel, IN  46032-4555

                               Transport Life                        7.66%
                               11825 N. Pennsylvania St.
                               Carmel, IN  46032-4555

                               Conseco Save 401K Plan               40.68%
                               11805 N. Pennsylvania St.
                               Carmel, IN  46032-4555

                               National City Bank Indiana C/F        8.21%
                               Community Foundation of Boone
                               County
                               P.O. Box 94984
                               Cleveland, OH 44101-4984

Conseco High Yield Fund        MLPF & S                            100.00%
Class Y                        4800 Deer Lake Dr. E
                               Jacksonville, FL 32246-6484

Conseco Asset Allocation Fund  American Traveller Life              12.78%
Class Y                        11815 N. Pennsylvania Street
                               Carmel, IN 46032-4555

                               Bankers Life and Casualty            12.78%
                               11825 N. Pennsylvania St.
                               Carmel, IN  46032-4555

FUND NAME                      NAME AND ADDRESS              PERCENT OWNED

                               Beneficial Standard Life              8.52%
                               11825 N. Pennsylvania St.
                               Carmel, IN  46032-4555

                               Great American Reserve                8.52%
                               11825 N. Pennsylvania St.
                               Carmel, IN  46032-4555

                               Massachusetts General                 8.52%
                               11825 N. Pennsylvania St.
                               Carmel, IN  46032-4555

                               National Fidelity Life                8.52%
                               11825 N. Pennsylvania St.
                               Carmel, IN  46032-4555

                               Philadelphia Life                    12.78%
                               11825 N. Pennsylvania St.
                               Carmel, IN  46032-4555

                               Transport Life                       12.78%
                               11825 N. Pennsylvania St.
                               Carmel, IN  46032-4555

                               Conseco Save 401K Plan/BNL           12.87%
                               11825 N. Pennsylvania St.
                               Carmel, IN  46032-4555

Conseco Equity Fund Class Y    Conseco Save 401K Plan/BNL           70.17%
                               11825 N. Pennsylvania St.
                               Carmel, IN  46032-4555

Conseco 20 Fund Class Y        MLPF & S                            100.00%
                               4800 Deer Lake Dr. E
                               Jacksonville, FL 32246-6484

The Trustees and officers of the Trust, as a group, own less than 1% of each Fund's outstanding shares. A shareholder owning of record or beneficially more than 25% of a Fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

FUND EXPENSES

Each Fund pays its own expenses including, without limitation: (i) organizational and offering expenses of the Fund and expenses incurred in connection with the issuance of shares of the Fund; (ii) fees of its custodian and transfer agent; (iii) expenditures in connection with meetings of shareholders and Trustees; (iv) compensation and expenses of Trustees who are not interested persons of the Trust; (v) the costs of any liability, uncollectible items of deposit and other insurance or fidelity bond; (vi) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders; (vii) legal, auditing, and accounting fees; (viii) trade association dues; (ix) filing fees and expenses of registering and maintaining registration of shares of the Fund under applicable federal and state securities laws; (x) brokerage commissions; (xi) taxes and governmental fees; and (xii) extraordinary and non-recurring expenses.

DISTRIBUTION ARRANGEMENTS

Conseco Equity Sales, Inc. (the "Distributor") serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement, dated January 2, 1997 as amended December 31, 1997. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act). The Distributor is not obligated to sell any specific amount of shares of any Fund.

The Distributor's principal address is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.

PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase or redemption of Fund shares, see the Prospectus.

REDEMPTIONS IN KIND

Each Fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the net assets of the Fund, whichever is less. Any redemptions beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Fund will pay all or a portion of the remainder of the redemptions in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Board deems fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could incur certain transaction costs.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays; trading on the NYSE is restricted; for any period during which an emergency exists as a result of which (1) disposition by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets; or for such other periods as the SEC may permit for the protection of investors.

GENERAL

The Trustees themselves have the power to alter the number and terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Trust is not required to hold annual meetings of shareholders for action by shareholders' vote except as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the holders of 10% of the Trust's shares. In addition, 10 or more shareholders meeting certain conditions and holding the lesser of $25,000 worth or 1% of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give those shareholders access to the shareholder list or, if requested by those shareholders, mail at the shareholders' expense the shareholders' communication to all other shareholders.

Each issued and outstanding Class Y share of a Fund is entitled to participate equally in dividends and other distributions of that class of the Fund and, upon liquidation or dissolution, in the net assets of that class remaining after satisfaction of outstanding liabilities. The shares of each Fund have no preference, preemptive or similar rights, and are freely transferable. The exchange privilege is described in the Prospectus.

Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more series (such as the Funds) outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees, the ratification of the contract with the principal underwriter or the ratification of the selection of accountants. The rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series. Under Rule 18f-3 under the 1940 Act, each class of a Fund shall have a different arrangement for shareholder services or the distribution of securities or both and shall pay all of the expenses of that arrangement, shall have exclusive voting rights on any matters submitted to shareholders that relate solely to a particular class' arrangement, and shall have separate voting rights on any matters submitted to shareholders in which the interests of one class differ from the interests of any other class.

Under Massachusetts law, shareholders of the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder's incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust and the Adviser have Codes of Ethics governing the personal securities transactions of officers and employees. These codes require prior approval for certain transactions and prohibit transactions which may be deemed to conflict with the securities trading of the Adviser's clients.

TAXES

GENERAL

To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund -- which is treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year,

(i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer. The Conseco International Fund, as an investor in the Portfolio, is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies the requirements described above to qualify as a RIC.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

Distributions, if any, in excess of a Fund's current or accumulated earnings and profits, as computed for federal income tax purposes, will constitute a return of capital, which first will reduce a shareholder's tax basis in the Fund's shares and then (after such basis is reduced to zero) generally will give rise to capital gains. Under the Taxpayer Relief Act of 1997 ("Tax Act"), different maximum tax rates apply to a non-corporate taxpayer's net capital gain (the excess of net long-term capital gain over net short-term capital loss) depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months.

Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

At the time of an investor's purchase of shares of a Fund, a portion of the purchase price is often attributable to unrealized appreciation in the Fund's portfolio or undistributed taxable income. Consequently, subsequent distributions from that appreciation (when realized) or income may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for the shares and the distributions in reality represent a return of a portion of the purchase price.

Each Fund will be subject to a nondeductible 4% federal excise tax ("Excise Tax") on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to avoid liability for such tax by satisfying those distribution requirements.

THE RELATIONSHIP OF THE CONSECO INTERNATIONAL FUND AND THE PORTFOLIO

The Portfolio has received a ruling from the Internal Revenue Service ("Service") to the effect that, among other things, the Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, the Portfolio is not subject to federal income tax; instead, each investor in the Portfolio, such as the Conseco International Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because each investor in the Portfolio that intends to qualify as a RIC (such as the Conseco International Fund) is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the investor satisfies the requirements described above to qualify as a RIC, the Portfolio intends to conduct its operations so that those investors will be able to satisfy all those requirements.

Distributions to the Conseco International Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in the Portfolio generally will equal the amount of cash the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

INCOME FROM FOREIGN SECURITIES

Dividends and interest received by a Fund or the Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Conseco International Fund's total assets (taking into account its proportionate share of the Portfolio's assets) at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to its proportionate share of any foreign taxes paid by the Portfolio ("Fund's foreign taxes"). Pursuant to that election, the Fund would treat its foreign taxes as dividends paid to its shareholders, and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of the Fund's foreign taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents its proportionate share of the Portfolio's income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income (taking into account its proportionate share of the Portfolio's income) from sources within foreign countries and U.S. possessions if it makes this election. Pursuant to the Tax Act, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each Fund and the Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund or the Portfolio is a U.S. shareholder (not effective in the case of the Conseco International Fund and the Portfolio until after October 31, 1998) -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a part (or, in the case of the Conseco International Fund, its proportionate share of a part) of any "excess distribution" received by it (or in the case of the Conseco International Fund, by the Portfolio) on the stock of a PFIC or of any gain on the Fund's (or in the case of the Conseco International Fund, the Portfolio's) disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Portfolio currently does not intend to acquire stock in companies that are considered PFICs.

If a Fund or the Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund, or in the Portfolio's case the Conseco International Fund, would be required to include in income each year its pro rata share (taking into account, in the case of the Conseco International Fund, its proportionate share of the Portfolio's pro rata share) of the QEF's annual ordinary earnings and net capital gain -- which likely would have to be distributed by the Fund, or in the Portfolio's case the Conseco International Fund, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed thereto by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund and the Portfolio (in the case of the latter and the Conseco International Fund, after the taxable year ending October 31, 1998) may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the adjusted basis therein as of the end of that year. Pursuant to the election, a Fund or the Portfolio also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years. The adjusted basis in each PFIC's stock with respect to which this election is made will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign exchange gains and losses realized by a Fund or the Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency positions and payables or receivables (e.g., dividends or interest receivable) denominated in a foreign currency are subject to section 988 of the Code, which generally causes those gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any gains from the disposition of foreign currencies could, under future Treasury regulations, produce income that is not "qualifying income" under the Income Requirement.

INVESTMENTS IN DEBT SECURITIES

If a Fund or the Portfolio invests in zero coupon securities, payment-in-kind securities and/or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if an election is made to include market discount in income currently), it must accrue income on those investments prior to the receipt of cash payments or interest thereon. However, each Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income, including such accrued discount and other non-cash income (including, in the case of the Conseco International Fund, its proportionate share of such income of the Portfolio), to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. Therefore, a Fund or the Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to make the necessary distributions.

Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund or the Portfolio that holds such obligations. Tax rules are not entirely clear about issues such as when a Fund or the Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that holds such obligations (including the Conseco International Fund if the Portfolio holds any such obligations) in order to seek to reduce the risk of distributing insufficient income to qualify for treatment as a RIC and of becoming subject to federal income tax or the Excise Tax.

HEDGING STRATEGIES

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options, futures and forward contracts derived by a Fund

(or, in the case of the Conseco International Fund, by the Portfolio) with respect to its business of investing in securities or foreign currencies -- and as noted above, gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) -- will qualify as permissible income under the Income Requirement.

Certain futures and foreign currency contracts in which the Funds or the Portfolio may invest will be "section 1256 contracts." Section 1256 contracts held by a Fund or the Portfolio at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund or the Portfolio has made an election not to have the following rules apply, must be marked-to-market (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. As of the date of this SAI, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on non-corporate taxpayers' net capital gain enacted by the Tax Act noted above, although technical corrections legislation passed by the House of Representatives late in 1997 would clarify that those rates apply. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Funds and the Portfolio may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund or the Portfolio makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a Fund or the Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund or the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or the Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under that law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

OTHER INFORMATION

CUSTODIAN

The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as custodian of the assets of each Fund (except the Conseco International Fund). State Street Bank and Trust Company ("State Street") serves as custodian of the assets of the Conseco International Fund and of the International Portfolio.

TRANSFER AGENCY SERVICES

State Street is the transfer agent for each Fund.

INDEPENDENT ACCOUNTANTS/AUDITORS

Coopers & Lybrand L.L.P., 2900 One American Square, Box 82002, Indianapolis, Indiana 46282-0002 serves as the Trust's independent accountant. The independent auditors of the International Portfolio are Ernst & Young LLP, Dallas, Texas.

FINANCIAL STATEMENTS

Audited financial statements for the Conseco Equity Fund, the Conseco Asset Allocation Fund and the Conseco Fixed Income Fund for the fiscal year ended December 31, 1997 are incorporated by reference from the Trust's annual report to shareholders.

Audited financial statements for the International Equity Portfolio for the fiscal year ended October 31, 1997 are incorporated by reference from the American AAdvantage Funds' Annual Report to Shareholders for the period ended October 31, 1997.